UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ameriprise Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Message from our Chairman and Chief Executive Officer

March 20, 2026

Dear Fellow Shareholders:

We invite you to join us for the Ameriprise Financial Annual Meeting of Shareholders, which will be held virtually on Wednesday, April 29, 2026, at 11:00 a.m. Central time via a live webcast. Details on how to access the virtual meeting are on the following page.

At the meeting, we will provide an update on our business and review our results in 2025 – a year that marked the 20th anniversary of Ameriprise becoming an independent, publicly traded company, building upon our more than 130-year legacy. Ameriprise stands tall as a global financial services leader: we’re focused on serving clients exceptionally well, reinforcing our strong reputation in the marketplace and generating long-term shareholder value.

This proxy statement provides detailed information about our business strategy and performance, corporate governance practices, shareholder engagement and executive compensation. We encourage you to review the proxy materials and vote online, by phone or by mail. You will also have the opportunity to vote during the meeting.

On behalf of my fellow directors and everyone at Ameriprise, thank you for your continued support.

Sincerely,

James M. Cracchiolo
Chairman and CEO

Please join us for our Annual Meeting of Shareholders April 29, 2026

Notice of 2026 Annual Meeting
of Shareholders

Date & Time Wednesday, April 29, 2026 11:00 a.m. Central time	Location www.virtualshareholdermeeting.com/amp2026	Record Date March 2, 2026

Voting Matters

At or before the 2026 Annual Meeting of Shareholders (“Annual Meeting”), we ask that you vote on the following items:

Proposal		Board Recommendation	Page Reference
Item 1	Election of eight director nominees named in the proxy statement	Vote FOR each director nominee	13
Item 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026	Vote FOR	40
Item 3	Approval of the compensation of the named executive officers by a nonbinding advisory vote	Vote FOR	42
	In addition, we will transact any other business that may properly come before the meeting.

How to vote

By Internet. Go to the website at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials.

By Telephone. Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card.

By Mail. If you received a full set of printed materials, sign and date your proxy card exactly as your name appears, and return it in the postage-paid envelope provided. If you received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions in your Notice. You do not need to mail the proxy card if you vote online or by telephone.

During the Meeting. Go to virtualshareholdermeeting.com/amp2026. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials.

Beginning on March 20, 2026, we will mail or otherwise make available to each of our shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials and vote online. If you attend the Annual Meeting virtually, you may withdraw your proxy and vote online during the Annual Meeting, if you so choose.

Your vote is important, and we encourage you to vote promptly, whether or not you plan to attend the Annual Meeting.

By order of the Board of Directors, Wendy B. Mahling Senior Vice President — Corporate Secretary March 20, 2026
Your vote is important.

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Ameriprise Financial, Inc. for the 2026 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Ameriprise Financial, Inc. as “Ameriprise Financial,” “Ameriprise,” “the Company,” “we,” “our” or “us.”

Forward-Looking Statements

Certain of the statements included in this Proxy Statement constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our current expectations and beliefs concerning future developments and their potential effects upon the Company. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in our Annual Report on Form 10-K for the year-ended December 31, 2025 (“2025 Form 10-K”), and other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Management undertakes no obligation to update publicly or revise any forward-looking statements. Website references and their hyperlinks have been provided for convenience only. The content on any referenced websites is not incorporated by reference into this Proxy Statement, nor does it constitute a part of this Proxy Statement.

Ameriprise Financial

For more than 130 years, including the past 20 years as an independent public company, Ameriprise Financial has stood tall with a proud legacy of helping clients reach their financial goals.

Our Vision, Mission, Brand Promise and Values continue to define our company and shape our future.

Vision – What we aspire to be

To be the most respected and referred financial services brand

Mission – Our purpose

To help people feel confident about their financial future

Brand Promise – Our commitment to clients

We shape financial solutions for a lifetime®

Values – What guides us

Client Focused

Integrity Always

Excellence In All We Do

Respect for Individuals and Our Communities

Proxy Summary

Delivered Record Financial Performance with Continued Strong
Capital Management

Drove profitable growth from the strength and leverage of our diversified business	Generated significant free cash flow to reinvest in the business and deliver a differentiated capital return to shareholders	Demonstrated balance sheet strength, effective risk management, expense discipline, and enhanced operational efficiency and effectiveness	Benefited from our high-performing, client-focused culture and employee and advisor engagement

2025 Highlights[1]
$18.2B Net Revenues (as adjusted) up 6%	$3.9B Earnings (as adjusted) up 7%	26.9% Margin (as adjusted) up 40 bps

$39.34 Earnings Per Diluted Share (as adjusted) up 12%	53.3% Return on Equity Excluding AOCI (as adjusted) up 60 bps

$1.7T Assets Under Management, Administration and Advisement up 11%	$3.4B Capital Returned to Shareholders up 20%	8% Growth in Quarterly Dividend 21st Increase Since 2005

(1)	Reflects adjusted operating results, excluding unlocking. This Proxy Statement contains certain non-GAAP financial measures that management believes best reflect the underlying performance of our operations. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1. Growth percentages compare 2025 to 2024 results.

6 | Ameriprise Financial 2026 Proxy Statement

A Proud Record Of Generating Shareholder Value

Executed a strategic earnings shift driven by the significant growth of Wealth Management; consistently generated substantial free cash flow

2%
16%
2005
$1.1B
82%
16%
19%
2025
$5.3B
65%

Pretax adjusted operating earnings

- Advice & Wealth Management
- Asset Management
- Retirement and Protection Solutions

Maintained excellent financial strength and capital management

Financial strength and consistency:

- Strong enterprise risk management
- High-quality investment portfolio
- Effective hedging even during periods of historic market disruption

Differentiated capital return:

- Consistently returned capital to shareholders, rising to 88% of annual adjusted operating earnings in 2025
- Substantial excess capital position ensured flexibility

20 YEARS AMP LISTED NYSE

Delivered the No.1 total shareholder return ("TSR") in the S&P 500 Financials Index since spin*

2000%
1500%
1000%
500%
0%
+1,942%
+722%
+247%
2005
Spin-off
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

- Ameriprise Financial, Inc. (AMP)
- S&P 500 Financials Index (S5FINL)
- S&P 500 Index (SPX)

Total Shareholder Return

as of September 30, 2005 that were still members as of December 31, 2025.
Source: Bloomberg * Ranking calculated based on members of the S&P 500 Financials Index as of September 30, 2005 that were still members as of December 31, 2025.	Ameriprise Financial 2026 Proxy Statement | 7

Client Focused and Recognized as an Industry Leader

Please refer to pages A-4 and A-5 for source and disclosure information to learn more about the recognition we have received, including information about the methodology behind certain rankings noted on pages 8 and 9, as well as throughout the proxy statement.

8 | Ameriprise Financial 2026 Proxy Statement

High-Performing Culture of Caring for Employees, Advisors

and our Communities

Employer of choice for top-performing talent

A long-time leader in employee engagement

Employee engagement strong at 83% with key strengths in integrity, leader effectiveness and client focus

Driving innovation

Fostering a values-based culture

Ameriprise is proud to be included in the **2025 Disability Index®** as a **"Best Place to Work** for **disability inclusion"**

Operating our business responsibly

Decade after decade, we've **managed the business responsibly,** adapting to change and investing in the critical capabilities to sustain long-term value

Making a real impact in our communities

Through **our pillars of strategic grant making, volunteerism and individual giving,** Ameriprise supports thousands of nonprofits worldwide each year and has contributed more than $250M and 1 million hours of volunteer service since becoming an independent company in 2005

Ameriprise Financial 2026 Proxy Statement | 9

Experienced and Engaged Board of Directors

Our directors are highly qualified and hold a broad range of diverse skills, backgrounds, experience and perspectives that we believe are integral to an effective and well-functioning board. Detailed information about each director nominee’s qualifications, experience, skills and expertise along with select professional and community contributions can be found starting on page 14.

				Ameriprise Board Committees
Director Name and Occupation	Director Since	Independent	Other Current Public Company Directorships	Audit and Risk	Compensation and Benefits	Nominating and Governance	Executive
James M. Cracchiolo Chairman and Chief Executive Officer of Ameriprise Financial, Inc.	2005		—				C
Robert F. Sharpe, Jr. Independent Presiding Director; Former President of Commercial Foods and Chief Administrative Officer of ConAgra Foods, Inc.	2005		—		M	M	M
Dianne Neal Blixt Former Executive Vice President and Chief Financial Officer of Reynolds American Inc.	2014		—	M1	C		M
Amy DiGeso Former Executive Vice President, Global Human Resources of The Esteé Lauder Companies, Inc.	2014		—		M	C	M
Christopher J. Williams Chairman of Siebert Williams Shank & Co., LLC	2016		2	C1		M	M
Glynis A. Bryan Former Chief Financial Officer of Insight Enterprises, Inc.	2025		3	M1
Liane J. Pelletier Former Chairwoman, Chief Executive Officer and President of Alaska Communications Systems Group	2025		2	M1
Brian T. Shea Former Vice Chairman and Chief Executive Officer, Investment Services of the Bank of New York Mellon	2019		2	M1		M
W. Edward Walter III Senior Advisor at Energy Impact Partners	2018		2	M1	M
C = Chair M = Member

(1)	Audit Committee Financial Expert within the meaning of the Securities and Exchange Commission (SEC) rules.

Board Composition

*  Based on self-identified characteristics.

10 | Ameriprise Financial 2026 Proxy Statement

Focused on Sound Governance

Independent Oversight Core to Sound Governance
● Highly skilled Board that provides a range of diverse perspectives and insights ● 7 of 8 director nominees are independent ● Directors cannot be nominated for election after reaching the age of 75
●
Independent Presiding Director, elected annually by the independent directors
●
Regular Board executive sessions of independent directors without management present
●
Executive sessions at committee meetings led by independent committee chairs without management present

●
Strategic succession planning resulting in regular Board and committee refreshment with a range of tenures
●
Overboarding restrictions limit the number of public company boards that a director who is a public company executive may serve on to two and other directors to four

Transparent Policies Support Shareholder Rights
● All directors are elected annually ● Majority voting with director resignation policy in uncontested elections	● Proxy access right ● No “poison pill” in effect	● No supermajority voting rights ● Annual say on pay vote

Strong Governance Practices Drive Accountability
●
Annual long-range planning meeting with management focused on Company strategy
●
Annual Board and committee evaluation process
●
Director education on matters relevant to the Company, its business plan and risk profile
●
Robust risk management overseen by the Audit and Risk Committee
●
Focus on workplace culture, including “tone at the top,” values and talent

●
Director access to experts and advisors, both internal and external
●
Board oversight of sustainability strategy and CSR reporting
●
Statement of Principles Governing Corporate Political Spending and annual report of corporate political spending available at ir.ameriprise.com
●
Clawback policies include recovery triggers for material misconduct in addition to financial restatements

●
Strong succession planning for our Board, CEO and senior executives
●
Robust stock ownership guidelines for directors (5x annual retainer) and executive management (10x base salary for CEO and 4x for other NEOs)
●
Directors, officers and management employees are prohibited from hedging against a decline in the value of our stock
●
Directors and executive officers are prohibited from pledging our stock

Consistent Engagement Builds Trust and Transparency
● Maintain year-round dialogue with shareholders, which informs relevant Board actions ● In 2025, met with shareholders to discuss governance, compensation and other matters	● Investor input taken into account in compensation design and sustainability disclosures	● For additional information on our shareholder engagement program and certain actions the Company has taken based on shareholder feedback, see page 27

Ameriprise Financial 2026 Proxy Statement | 11

Our Successful Executive Compensation Strategy and Approach Is Balanced, Thoughtful and Aligned with Stakeholders’ Interests

*

Mr. Davies is excluded from the above chart. Since Mr. Davies is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including the UCITS V Remuneration Code (SYSC 19E) and the MIFIDPRU Remuneration Code (SYSC 19G), both of which fall under the Financial Conduct Authority (“FCA”).

We have a thoughtful, disciplined approach to compensation that reflects our commitment to recognize and reward our executives’ experience and expertise in delivering consistently strong results for our stakeholders, including shareholders. Our compensation structure is appropriately focused on variable compensation where the majority of our executives’ pay is delivered in long-term incentives. Half of these long-term incentives are granted as performance share units, which are further deferred and payouts are contingent upon achieving 3-year adjusted return on equity, adjusted earnings per share and total shareholder return goals.

Our 2025 Annual Compensation Reflects:
●
Disciplined, quantitative and objective approach and framework
●
Majority of incentive pay is delivered in long-term incentives
●
Exemplary and essential leadership of Chairman and CEO
●
Tenure, experience and consistency of Executive Leadership Team
●
Track record of strong results for our stakeholders across multiple time periods

●
Competitive results compared to peers with outstanding long-term performance
●
Engaged leadership which is core to our culture of care where our employees can thrive and deliver outstanding results for stakeholders
●
Record Ameriprise financial performance in 2025

Our shareholders have supported our compensation approach, recognizing the value in retaining and incenting our successful and long-tenured leadership team that has consistently delivered strong results for our stakeholders, including shareholders, since our spin-off in 2005.

Performance-Based Pay Structure Aligned with Stakeholders’ Interests
●
Ongoing shareholder engagement is a priority for our Board.
●
In 2025, we met with shareholders to discuss governance, compensation and other matters.
●
Shareholders expressed support of our Company’s overall approach for our executive compensation program.
● Our 2025 say on pay vote received positive support from shareholders representing approximately 89% of the shares voted. See the Compensation and Discussion Analysis starting on page 44.

12 | Ameriprise Financial 2026 Proxy Statement

Corporate Governance

This section highlights our corporate governance program and our Board of Directors. We provide details about these and other corporate governance policies and practices in other sections of the proxy statement and on our website on the Governance Overview page at ir.ameriprise.com. Information on the Company’s website is not part of or incorporated by reference into this proxy statement.

Item 1 —  Election of the Eight Director Nominees Named Below

The Board of Directors recommends a vote “FOR” the election of each of the eight director nominees. Proxies will be voted “FOR” each director nominee unless otherwise specified.

The Board believes a well-qualified mix of directors with a broad range of backgrounds and experience best positions the Board to govern effectively and achieve strong results. Our directors have a wealth of leadership experience derived from extensive service guiding large, complex organizations, and possess extensive and complementary qualifications, attributes and skills applicable to our business and long-term strategy.

We currently have nine directors on our Board. W. Edward Walter III, who has served as a director since 2018, is not standing for re-election as a director upon the conclusion of his term at the Annual Meeting. The Board has set the size of the board at eight as of the time of the Annual Meeting, and eight nominees have been recommended by the Nominating and Governance Committee and nominated by the Board.

The Board believes that the mix of qualifications and the breadth of experience, attributes and skills among the nominees enhances our Board’s effectiveness and is aligned with the Company’s long-term strategy. The Board believes that each of the nominees is qualified to serve as a director of Ameriprise and that the Board as a whole possesses the qualities and skills described in the section of the proxy statement captioned “Director Experience and Qualifications,” beginning on page 18.

All nominees have indicated they will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy may be voted for another person nominated by the Board or the Board may reduce the number of directors to be elected. If elected at the Annual Meeting, the nominees will hold office until the 2027 Annual Meeting of shareholders and until their successors have been elected and qualified.

Ameriprise Financial 2026 Proxy Statement | 13

Nominees for Director

Director since: 2005 Age: 67 Committees: ● Executive (Chair) Other Current Company Directorships: ● None

James M. Cracchiolo

Chairman and Chief Executive Officer

Career Highlights

●
Chairman and Chief Executive Officer of Ameriprise Financial since 2005, when the company, American Express Financial Advisors, completed its spin-off from the American Express Company
●
Group president, American Express Global Financial Services (2000-2005) and held the following additional roles: CEO, president and chairman of American Express Financial Corporation; and chairman of American Express Bank Ltd.
●
President and CEO of Travel Related Services International (1998-2000)
●
President of Global Network Services (1997-1998)
●
Senior vice president of Travel Related Services Quality, Global Reengineering (1993-1997)
●
Executive vice president and chief financial officer of Shearson Lehman Brothers (then a unit of American Express) (1990-1993)

Relevant Skills and
Qualifications

●
Global businesses with large scale operations
●
Financial services industry experience
●
Public company executive leadership
●
Long-term strategic planning
●
Executional and risk management expertise
●
Large scale acquisitions
Other Experience ● Member, Business Roundtable ● Former advisory board member, March of Dimes ● Former director, American Council of Life Insurers ● Former director, Financial Services Roundtable

Education

●
Master of Business Administration, New York University
●
Bachelor of Arts, Accounting and Economics, New York University
●
Financial Industry Regulatory Authority certifications (inactive)
●
Certified Public Accountant designation in New York State (inactive)

Director since: 2005 Age: 74 Committees: ● Compensation and Benefits ● Executive ● Nominating and Governance Other Current Company Directorships: ● New Frontier Foods, Inc., a private corporation

Robert F. Sharpe, Jr.

Independent Presiding Director

Career Highlights

●
Served as a senior advisor (2009-2010) and served in a variety of senior positions, including president of commercial foods (2005-2008) and chief administrative officer (2008-2009) of ConAgra Foods, Inc.
●
Partner at the Brunswick Group LLC, an international financial public relations firm (2002-2005)
●
Senior vice president — public affairs, secretary and general counsel for PepsiCo, Inc. (1998-2002)
●
Previously senior vice president and general counsel for RJR Nabisco, Inc.

Relevant Skills and
Qualifications

●
Former general counsel of Fortune 500 company
●
Financial, legal, regulatory and operational issues facing public companies
●
Executive compensation programs
●
Communications with our institutional shareholders
●
Risk management, financial reporting and disclosure
●
Corporate governance
	Other Experience ● Former director, Swedish Match AB (2011 – 2015)	Education ● Juris Doctor, Wake Forest University ● Bachelor of Science, Purdue University ● Bachelor of Arts, DePauw University

14 | Ameriprise Financial 2026 Proxy Statement

Director since: 2014

Age: 66

Committees:

●
Audit and Risk
●
Compensation and Benefits (Chair)
●
Executive

Other Current Company Directorships:

●
Scandinavian Tobacco
Group (2016-present)
●
Triad Business Bank
(2020-present)

Dianne Neal Blixt

Career Highlights

●
Executive vice president and chief financial officer of Reynolds American Inc. (2004-2007)
●
Executive vice president and chief financial officer of R.J. Reynolds Tobacco Holdings, Inc. (2003-2004)
●
Served in various roles of increasing responsibility with Reynolds American Inc. and its subsidiaries beginning in 1988

Relevant Skills and Qualifications ● Public company financial operations and controls ● Merger and acquisition activity ● Expense management ● Regulatory relations ● Communications to investors

Other Experience

●
Board member for Winston-Salem Police Foundation
●
Trustee, Reynolda House Museum of American Art
●
Former director, Lorillard, Inc. (2011-2015)
●
Former director and former Chair, National Sports Media Association
●
Former director, LandAmerica Financial Group, Inc.

●
Former director, Metavante Technologies, Inc.
●
Former director, Southern Community Bank and Trust

Education

●
Master of Business Administration and Bachelor of Science, University of North Carolina at Greensboro

Director since: 2014 Age: 73 Committees: ● Compensation and Benefits ● Executive ● Nominating and Governance (Chair) Other Current Company Directorships: ● None

Amy DiGeso

Career Highlights

●
Served as executive vice president, senior advisor (2013-2014), executive vice president, global human resources (2005-2013) and executive director of human resources at The Estée Lauder Companies, Inc.
●
Previously Managing Partner, Human Capital, responsible for global human resources at PricewaterhouseCoopers
●
Former president, Popular Club, Inc. a direct marketing and sales subsidiary of Macy’s Inc.
●
Former chief executive officer, Mary Kay Inc.

Relevant Skills and
Qualifications

●
Extensive experience leading large scale direct selling businesses
●
Strategic and operational planning in the consumer products and financial services industries
●
Developed, implemented and led:
●
complex human capital strategies for multinational companies
●
succession planning, talent recruitment and development
●
executive compensation programs
●
executive leadership experience
Other Experience ● Previously held positions at Bankers Trust Company, the American Express Company and Olivetti Corporation of America

Education

●
Master of Business Administration, Global Management, Fordham University
●
Bachelor of Science, Pennsylvania State University
●
Pennsylvania State University Alumni Fellow, highest recognition by the university

Ameriprise Financial 2026 Proxy Statement | 15

Director since: 2016

Age: 68

Committees:

●
Audit and Risk (Chair)
●
Executive
●
Nominating and
Governance

Other Current Company
Directorships:

●
The Clorox Company
(2015-present)
●
Cox Enterprises, a private company
●
Union Pacific
Corporation
(2019-present)

Christopher J. Williams

Career Highlights

●
Chairman of Siebert Williams Shank & Co., LLC, an investment banking and financial services company (2019-present)
●
Previously served as chairman and chief executive officer of The Williams Capital Group, L.P. and Williams Capital Management, LLC, an investment banking and financial services firm, from the company’s formation in 1994 until it merged with Siebert Cisneros Shank to form Siebert Williams Shank & Co. in November 2019
●
Previously managed the derivatives and structured finance division of Jefferies & Company
●
Held several roles at Lehman Brothers, including managing groups in the corporate debt capital markets and derivatives structuring and trading

Relevant Skills and
Qualifications

●
Extensive experience in investment banking and finance
●
Perspective as board chair and chief executive officer
●
Public and private company governance
●
Business planning, finance, and long-term strategy

Other Experience

●
Former director, Caesar’s Entertainment Corporation (2008-2019)
●
Former director, Wal-Mart Stores, Inc. (2004-2014)
●
Former chair, Tuck School of Business, Dartmouth College
●
Board member, Lincoln Center for the Performing Arts
Education ● Master of Business Administration, Tuck School of Business, Dartmouth College ● Bachelor of Architecture, Howard University

Director since: 2025

Age: 67

Committees:

●
Audit and Risk

Other Current Company Directorships:

●
Pinnacle West
Capital Corporation
(2020-present)
●
Wesco International, Inc.
(2023-present)
●
Benchmark Electronics, Inc.
(2025-present)

Glynis A. Bryan

Career Highlights

●
Former chief financial officer of Insight Enterprises, Inc. (2007-2024)
●
Executive vice president and chief financial officer of Swift Transportation, Co. (2005-2007)
●
Chief financial officer at APL Logistics (2001-2005)
●
Former senior vice president and chief financial officer of Ryder Transportation Services, the largest business unit of Ryder System Inc.

Relevant Skills and
Qualifications

●
Chief financial officer for large multinational companies
●
Public company financial operations and controls
●
Public company board experience
●
Business and strategic planning
●
Risk management and digital transformation expertise
●
Mergers and acquisitions
Other Experience ● Former director, Pentair plc (2013-2023) ● Board Member, Boys and Girls Clubs of the Valley (2007-2024), served on audit and executive committees and as board chair (2020-2022)	Education ● Master of Business Administration, Florida International University ● Bachelor of Arts, Psychology, York University

16 | Ameriprise Financial 2026 Proxy Statement

Director since: 2025 Age: 68 Committees: ● Audit and Risk Other Current Company Directorships: ● Expeditors International of Washington, Inc. (2013-present) ● Frontdoor, Inc. (2018-present)

Liane J. Pelletier

Career Highlights

●
Former chairwoman, chief executive officer and president of Alaska Communications Systems Group (2003-2011)
●
Senior executive roles, including senior vice president of corporate strategy and business development at Sprint Corporation (1986-2003)
●
Held roles at Touche Ross and at Temple Barker & Sloane

Relevant Skills and
Qualifications

●
Executive leadership in telecommunications and technology sectors
●
Public and private company board and committee experience
●
Strategic planning and corporate development
●
Board leadership experience

Other Experience

●
Former director, Switch, Inc. (2020-2022)
●
Former director, ATN International, Inc. (2012-2023)
●
Former director, The Nature Conservancy (2009-2015)
●
Former director, Icicle Seafoods (2009-2015)
●
Former director, Washington Federal (2011-2015)
Education ● Master of Science in Management, Massachusetts Institute of Technology – Sloan School of Management ● Bachelor of Arts, Economics, magna cum laude, Wellesley College

Director since: 2019

Age: 65

Committees:

●
Audit and Risk
●
Nominating and Governance

Other Current Company Directorships:

●
The RBB Fund, Inc. and The RBB Fund Trust (fund complexes of 101 and 30 open-end investment co. portfolios, respectively) (2018-present)
●
Barclays PLC
(2024-present)

Brian T. Shea

Career Highlights

●
Served as vice chairman and chief executive officer of investment services for BNY Mellon (2013-2017)
●
Held executive roles at Pershing, LLC, a BNY Mellon company, including chairman, CEO, and president and COO (1983-2014)

Relevant Skills and
Qualifications

●
More than 30 years financial services industry experience
●
Mergers and acquisitions
●
Executive leadership of technology and cybersecurity
●
Global operations
●
Banking, brokerage and investment industries
●
Control functions and corporate governance

Other Experience

●
Former director Fidelity National Information Services, Inc. (2018-2024)
●
Former director, WisdomTree Investments, Inc. (2018-2019)
●
Former board member of the Depository Trust and Clearing Corporation, the Insured Retirement Institute and the Financial Industry Regulatory Authority (FINRA)
●
Trustee emeritus, St. John’s University in New York
●
Board member, Catholic Charities of New York and Tomorrow’s Hope Foundation
Education ● Master of Business Administration, Finance, Pace University ● Bachelor of Science, Business Management, St. John’s University

Ameriprise Financial 2026 Proxy Statement | 17

Director Experience and Qualifications

Our Board regularly reviews its composition and size to evaluate its overall effectiveness and alignment with our long-term strategy. The Board believes that directors should have a variety of qualifications, skills and backgrounds, which collectively help the Board effectively oversee our activities and operations to best serve the Company and our shareholders.

The Nominating and Governance Committee and Board believe that, at a minimum, directors must have demonstrated significant accomplishment, management and leadership ability in their fields, as well as sound business judgment, integrity, financial literacy and a reputational focus. Consistent with the goal of ensuring a comprehensive mix of skills and expertise are represented on the Board, below we outline the general skills mix and expertise represented by our director nominees:

Director Experience Highlights
Leadership and Strategy	Experience leading complex business operations and developing and executing strategic plans allows for effective oversight of the Company’s operations	Public Company	Public company governance and management experience provides insights to reputation, financial and risk management
Human Capital Management	Experience managing a large and/or global workforce brings understanding to the oversight of one of our key resources	Risk Management	Skills in identifying, assessing and managing risks are important to effectively oversee risk management and understand the most significant risks facing the Company
Finance	Possessing financial expertise and knowledge of the financial reporting and auditing processes aids in the oversight of reporting and internal controls	Consumer	Experience in understanding the needs and interests of consumers is relevant for evaluating new market opportunities
Global	Business strategy, operations and substantive experience in international matters provides insights to our global operations	Industry Experience	Experience in the financial services industry supports effective oversight of our operations and strategies
Technology / Cybersecurity	Understanding advancements in technology, cybersecurity and information systems/data management provides insight into opportunities and risks	Legal and Regulatory	Skills and experience with legal and regulatory requirements provides deep perspective on the highly regulated and complex legal frameworks applicable to our business

The Nominating and Governance Committee and Board consider a number of factors when reviewing director candidates, including skills and expertise, work experience, including with global and highly regulated companies, and background, in seeking to develop a Board with a depth of broad experiences that help the Board effectively oversee our activities and operations to best serve the Company and our shareholders. The Board believes that maintaining and enhancing the Board’s breadth of experiences are important considerations when considering director candidates.

Director Tenure

Our directors have an average tenure of approximately ten years and a median tenure of approximately nine years. Our Board believes it is appropriate to maintain a balance of longer tenured members who bring valuable Company-specific knowledge with a historical perspective and newer members who bring fresh viewpoints and new ideas.

18 | Ameriprise Financial 2026 Proxy Statement

Board Independence

Having an independent Board is a core element of our governance philosophy. The independent members of the Board annually appoint a Presiding Director to facilitate the Board’s oversight of management, promote communication between management and our Board, engage with shareholders, and lead consideration of key governance matters. Key elements of our Board independence include:

●	7 of 8 director nominees are independent. We are committed to maintaining a majority of directors who are independent of the Company and management. Except for our Chairman and CEO, James Cracchiolo, all director nominees are independent.
●	Independent Presiding Director. As described in the “Board Leadership” section, the independent presiding director has a clearly defined set of responsibilities, significant authority, and provides independent Board leadership.
●	Executive sessions of independent directors. At each Board meeting, time is set aside for the independent directors to meet in executive session without management present. Additional executive sessions are held as needed.
●	Committee independence. Only independent directors are members of the Audit and Risk, Compensation and Benefits, and Nominating and Governance committees. Members of the Audit and Risk Committee also meet the independence standards of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of the Compensation and Benefits Committee meet the heightened standards for compensation committee independence under New York Stock Exchange rules and are considered “non-employee directors” under Rule 16b-3 of the Exchange Act. Each committee meets regularly in executive session.
●	Independent compensation consultant. The compensation consultant retained by the Compensation and Benefits Committee is independent of the Company and management as required by the Compensation Consultant Independence Standards.

Under our Corporate Governance Guidelines, no director qualifies as independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company and otherwise meets the independence requirements set forth by the New York Stock Exchange rules. The Board has established categorical standards of director independence to assist it in making independence determinations, which are posted on our website on the Governance Overview page at ir.ameriprise.com. The categorical standards generally classify as “not material”: relationships with our Company arising in the ordinary course of business; relationships with companies of which a director is a shareholder or partnerships of which a director is a partner; contributions made or pledged to charitable organizations with which a director has a relationship; certain familial relationships; and certain social and other relationships. In making independence recommendations, the Nominating and Governance Committee considered relationships and transactions between the director and the Company as described in annual directors’ questionnaires and in materials provided by management.

Director Age Limit

Our Corporate Governance Guidelines provide that a person who has reached the age of 75 shall not be nominated for election at the next annual shareholders meeting.

Policy on Outside Board Commitments

Our Board expects each of our directors to be able to commit sufficient time and attention to Company matters and to use their judgement and consider all of their commitments when accepting additional directorships. Our Corporate Governance Guidelines require that directors advise the Chairman of the Board and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board. The Nominating and Governance Committee will review the directors’ ability to fulfill their responsibilities as a director. As a general matter, directors should not serve on more than four public company boards (including the Company) and a director who is a public company executive should not serve on more than two public company boards (including the Company). In addition, it is the Board’s policy that no member of the Board’s Audit and Risk Committee may serve on the audit committees of more than three public companies, including the Company’s Audit and Risk Committee. Our Chairman and CEO does not currently serve on any other public company boards, and none of our current directors serve on more than four public company boards (including our Board).

Director Stock Ownership

We believe that each director should have a substantial personal investment in the Company. A personal holding of Company shares or deferred share units (“DSUs”) having a market value of five times the amount of the current annual cash retainer upon attainment is recommended for each director. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. Directors are expected to attain this ownership threshold within five years of joining the Board. All directors who have been on the board for five years are in compliance with our ownership threshold. We disclose the dollar value of each outside director’s equity holdings as of March 2, 2026, on page 32.

Ameriprise Financial 2026 Proxy Statement | 19

Board Leadership Structure

The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management. The Nominating and Governance Committee and full Board review the Board leadership structure periodically. This review considers a variety of factors, including, among others, our governance practices, feedback received in connection with the Board evaluation, and the communication between the Board’s independent directors and management.

The Board believes that the current structure to have Mr. Cracchiolo serve as both Chairman and CEO is in the best interest of the Company and its shareholders. Mr. Cracchiolo has led the Company to consistently generate strong results since our spin-off 20 years ago, and his knowledge and experience in the industry, and ability to promote discussion and collegiality among the Board, creates a collaborative relationship between the Board and management. The Board also believes that the combination of these roles allows for clear and effective leadership to communicate the Company’s business and long-term strategy to shareholders, clients and others.

The Board maintains effective oversight through our strong independent board. Mr. Sharpe serves as the independent presiding director, and the Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees are comprised solely of independent directors. The Board has adopted a number of procedures and policies designed to preserve the effectiveness of the independent directors and the transparency of Board operations. For example, each Board agenda includes an executive session of the independent directors, any director is free to suggest agenda items, to request additional time for an agenda topic, or to request information from management. The independent directors also have regular access to members of management other than the chief executive officer.

The Board believes that the Company and its shareholders are best served by maintaining the flexibility to modify our leadership structure based on what is in the best interest of the Company at any given point in time, such as in the context of a succession planning process. The Board recognizes that the Company’s and Board’s circumstances may change in the future and that having a separate chairman and CEO is an option that the Board will consider carefully as circumstances change.

Presiding Director

The role of the Board’s presiding director is an important part of the Board’s leadership structure. Our independent presiding director has significant authority and responsibilities to provide for an effective and independent Board.

Key Powers and Duties of Presiding Director Role
●
Presides over executive sessions of non-management and independent directors
●
Serves as principal liaison between the Board and the chairman and chief executive officer on sensitive issues
●
Provides feedback and counsel concerning the chairman’s interactions with the board
●
Interviews each independent director separately as part of the annual Board performance evaluation process
●
Presides at meetings of the Board of Directors in the event of the chairman’s unavailability
●
Serves as primary board contact for shareholder engagement

Mr. Sharpe has served as our Presiding Director since 2013. Mr. Sharpe brings deep business and board leadership experience to his role as presiding director. He has served as chair of our Nominating and Governance Committee, and currently serves on our Compensation and Benefits, Nominating and Governance, and Executive Committees. Mr. Sharpe has developed strong and effective working relationships with his fellow directors and has demonstrated independent thinking and a deep understanding of our business. The Board believes that Mr. Sharpe’s experience and tenure as a director enables him to provide valuable perspectives on the Company’s business, risk management and governance.

20 | Ameriprise Financial 2026 Proxy Statement

Board’s Role in Risk Oversight

Board of Directors

Enterprise risk management and our risk management program are critical to how we manage our business. The Board has oversight of the Company’s enterprise risk management policy and framework, which: (i) establishes a structure for effective enterprise risk management, including oversight and governance; (ii) delineates key constituent roles and responsibilities; and (iii) imposes a number of core risk management processes. The enterprise risk management policy is designed to manage risks that may impact the Company, including capital, credit, market, liquidity, operational, strategic, reputational, legal and compliance, and product. The Board and its committees receive risk reporting on a regular basis to support the key role that the Board plays in its oversight of risk. The enterprise risk management policy is supported by underlying risk policies at each Ameriprise business unit that provide further detail on the business unit’s risk governance, appetite and tolerance.

Independent directors have access to individual members of management and other employees on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at our expense. Directors also have access to our records and files, and directors may contact other directors without informing our management of the purpose or even the fact of such contact.

Audit and Risk Committee

Our chief executive officer, chief financial officer, general counsel, chief risk officer and other members of senior management are responsible for identifying, assessing and managing our exposure to risk. Our Board is responsible for overseeing how management performs those functions. This oversight is directed primarily by the Audit and Risk Committee, whose membership includes six of our eight independent directors. As described in further detail in the Audit and Risk Committee section below, some aspect of risk management and oversight is discussed at virtually every Audit and Risk Committee meeting.

As part of its ongoing responsibilities, the Audit and Risk Committee reviews and assesses the quality and clarity of the risk management information its members receive and, if necessary, makes recommendations to management for improving this reporting. In order to confirm that it is receiving candid and complete information, the Audit and Risk Committee holds regular separate executive sessions with members of executive management, our independent auditors, our general auditor and our chief risk officer.

Management

As a diversified financial services company, our business is subject to a number of risks and uncertainties. Management and our independent auditors provide reports to the Audit and Risk Committee and the Board as a whole on prevailing material risks and the actions we are taking to address and mitigate them. Management also reports to the Audit and Risk Committee and the Board on how we are enhancing our risk management processes and controls to respond to evolving market, business and regulatory conditions. The Audit and Risk Committee and the Board also receive regular reports regarding our regulatory examinations, some of which address risk management topics.

Chairman and Chief Executive Officer

Our chairman and chief executive officer is ultimately responsible for the effectiveness of the Company’s risk management processes and is an integral part of the related day-to-day activities. He attends Audit and Risk Committee meetings and the Company’s chief risk officer reports directly to the chief executive officer. As a result, he is in an informed position to both lead our enterprise risk management program and assist in the Board’s oversight of that program.

Oversight of Incentive Compensation Risk

In response to best practices and regulatory guidelines, the Audit and Risk Committee and the Compensation and Benefits Committee receive reports focused on risks related to our Company-wide incentive compensation plans. We discuss this subject in more detail in the Compensation Discussion and Analysis under the heading “Risk and Incentive Compensation” beginning on page 59.

Ameriprise Financial 2026 Proxy Statement | 21

Oversight of Information and Cyber Security

The Board and the Audit and Risk Committee are central to the oversight of the Company’s cybersecurity risk management program operated by senior management. Our executive vice president and chief information officer, our chief information security officer, our chief risk officer, and other officers regularly review with our Board and the Audit and Risk Committee the cybersecurity risk management program as well as the following: the cyber threat landscape including evolving trends, such as the use of generative AI in cyber threats; the design, effectiveness and ongoing enhancement of our capabilities to identify, protect, detect, respond to and recover from cyber threats and events; and any incidents that merit discussion. The Audit and Risk Committee also reviews and receives reports on our identity theft prevention and privacy programs, including the following topics: emerging risks; identity theft threats, experience and trends; the effectiveness of existing controls and responses and planned enhancements to controls; and key areas of focus for the identity theft and privacy programs.

Oversight of Human Capital Management

To ensure our long-term success, we must continue to attract, retain and motivate employees. We continually invest in programs and capabilities to ensure a highly competitive employee value proposition, focused on culture, career, well-being, rewards and work environment. We foster a collaborative and inclusive culture where different perspectives, talent and ideas drive innovative solutions for our clients and support our communities.

The Board has primary responsibility for CEO succession. In addition, the Board reviews our senior executive succession plans, our approach to talent management and development, as well as engagement survey feedback. The Board and the Compensation and Benefits Committee are regularly updated on topics impacting our workforce and dedicates time to reviewing and discussing our Company culture, talent development, retention and recruiting initiatives, as well as employee engagement survey feedback.

Oversight of Sustainability Matters

Each committee of the Board has oversight responsibility of sustainability factors. This includes the Audit and Risk Committee’s role in overseeing enterprise risk management and cybersecurity matters, as well as the Compensation and Benefits Committee as it relates to the multiple elements of human capital management, such as engagement, retention of high performers and our enterprise and executive compensation programs detailed in this proxy. In addition, the full Board reviews and provides oversight of the overall business and strategy of the Company and the related sustainability matters.

With regard to Ameriprise corporate social responsibility (“CSR”) reporting, the Nominating and Governance Committee engages with senior management to oversee the Company’s CSR strategy, reporting and other related disclosures. Oversight by the Nominating and Governance Committee ensures appropriate accountability on these topics. The Nominating and Governance Committee also oversees corporate political contributions and reviews a report from management on all material matters relating to corporate political spending. In addition, the Nominating and Governance Committee oversees the Company’s memberships in various trade associations.

For more information on our corporate social responsibility strategy and sustainability efforts, please visit ameriprise.com/about/responsible-business.

Board and Management Oversight of Corporate Social Responsibility Strategy and Reporting
Nominating and Governance Committee	● Shareholder engagement and communication ● Review of CSR-related reporting ● Political contributions and trade association memberships
Enterprise Risk Management Committee	● Chaired by CEO ● Core enterprise risk governance committee ● Ensures broad awareness and visibility of CSR-related reporting through established risk governance processes
Corporate Social Responsibility Governance and Strategy Group
●
Provides overall governance of priority sustainability reporting
●
Develops corporate social responsibility strategy with a focus on regulatory compliance and ensuring appropriate data and narrative controls
●
Chair leads development of Ameriprise Responsible Business information on ameriprise.com and related communications

22 | Ameriprise Financial 2026 Proxy Statement

Board’s Role in Strategic Planning

Ameriprise has a strategic Long-Range Plan that guides how we lead the Company to maximize long-term shareholder value creation, deliver competitively differentiated value to our clients, and attract and retain talent. Our Board of Directors plays an important role in our strategic planning process, and management and the Board hold joint detailed discussions on the Long-Range Plan at our annual long-range planning offsite meeting. Throughout the year, management and the Board also hold regular discussions on the Company’s performance, progress on the annual plan and remaining goals in the context of our Long-Range Plan.

Committees of the Board

Board and Committee Meetings

During 2025, the Board of Directors met six times. All current director nominees attended over 95% of the meetings of the Board and the Board committees on which they served during the year. At every committee meeting, committee members have the option to meet in executive session without management present. Committee chairs report to the full Board on their committee’s activities and decisions.

Board Committee Responsibilities

Audit and Risk Committee

Committee Highlights	11 Meetings in 2025	Members Christopher J. Williams (Chair) Dianne Neal Blixt Glynis A. Bryan Liane J. Pelletier Brian T. Shea W. Edward Walter III	Independence Each member of the committee is independent, meets heightened requirements for audit committee independence, and financially literate.	Audit Committee Financial Experts Each of Mses. Blixt, Bryan, and Pelletier and Messrs. Shea, Walter and Williams meet the requirements as defined by SEC rules.

Role and Responsibilities

The Audit and Risk Committee’s primary purposes are to:

●
monitor the integrity of the Company’s consolidated financial statements;
●
monitor the Company’s compliance with legal and regulatory requirements and our Global Code of Conduct;
●
oversee the Company’s enterprise-wide risk assessment and risk management processes, including the nature of our major risk exposures, the methods we employ to mitigate risk, and the design and effectiveness of our processes and controls to prevent and detect fraudulent activity;
●
monitor the Company’s risk related to cybersecurity and privacy programs;
●
evaluate and monitor the performance of the Company’s independent auditors;
●
appoint, evaluate and monitor the qualifications and independence of, and approve the compensation of, the independent auditors;
●
participate in the selection of new lead independent auditor engagement partner;
●
periodically evaluate whether there should be a regular rotation of the independent auditors;
●
review the appointment and replacement of the chief risk officer;
●
receive regular reports from the chief risk officer, including in executive sessions where the chief risk officer is the only officer present;
●
evaluate and monitor the performance of the Company’s internal audit function;
●
review the appointment and replacement of the general auditor, and annually review the performance and compensation of the general auditor;
●
receive regular reports from the general auditor, including in executive sessions where he is the only officer present; and
●
address specified finance and risk management matters.

The Audit and Risk Committee may convene executive sessions with representatives of management, representatives of our independent auditors, the general auditor, or the chief risk officer. All of our directors have access to the Audit and Risk Committee’s meeting materials, including draft minutes, so they can remain informed about our risk oversight function.

Ameriprise Financial 2026 Proxy Statement | 23

Compensation and Benefits Committee

Committee Highlights	6 Meetings in 2025	Members Dianne Neal Blixt (Chair) Amy DiGeso Robert F. Sharpe, Jr. W. Edward Walter III	Independence Each member of the committee is independent and meets the heightened independence requirements for compensation committee members.

Role and Responsibilities

The Compensation and Benefits Committee’s primary purposes are to:

●
establish the philosophy and objectives that will govern our compensation and benefits programs;
●
determine compensation for the chief executive officer, after discussion with the independent directors without management present;
●
oversee and approve the compensation and benefits paid to our executive officers;
●
review the Company’s strategies and policies related to human capital management;
●
recommend for approval by the Board of Directors or the shareholders, incentive and equity-based compensation plans;
●
promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of our highest paid executive officers;
●
confirm that appropriate chief executive officer and management succession plans are in place and regularly reviewed and discussed by the Board;
●
oversee incentive compensation plans throughout the Company, to the extent and in the manner set forth in relevant regulatory guidance or rules;
●
make recommendations to the Board on matters related to nonbinding advisory votes of shareholders to approve the compensation of the named executive officers; and
●
engage, together with senior management, with our institutional investors on all matters related to the foregoing responsibilities.

In connection with its responsibilities, the Compensation and Benefits Committee has the authority to:

●
approve grants of equity-based and other incentive awards;
●
engage, oversee, compensate, evaluate and terminate a compensation consultant;
●
retain independent legal or other advisors;
●
request the support of one or more Company officers or employees to assist it in carrying out its duties;
●
determine the appropriate amount of funding to be provided by the Company to compensate any compensation consultant or other advisor engaged by the committee, and to cover any administrative expenses that arise as the committee carries out its duties;
●
delegate its authority to one or more subcommittees, including to the committee chair, who may (so long as consistent with certain federal securities requirements) act on behalf of the committee during the intervals between meetings; and
●
delegate its authority to one or more officers or employees to the extent permitted by applicable law, the rules of the New York Stock Exchange, or applicable governing compensation plan documents.

The Compensation and Benefits Committee has delegated certain administrative authority to our chief human resources officer to promote the efficient and timely administration of our compensation and benefits plans.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee is a former or current officer or employee of the Company or any of its subsidiaries or is an executive officer of another company where an executive officer of Ameriprise Financial is a director.

24 | Ameriprise Financial 2026 Proxy Statement

Nominating and Governance Committee

Committee Highlights	2 Meetings in 2025	Members Amy DiGeso (Chair) Robert F. Sharpe, Jr. Brian T. Shea Christopher J. Williams	Independence Each member of the committee is independent.

Role and Responsibilities

The Nominating and Governance Committee’s purpose is to:

●
assume a leadership role in shaping the Company’s corporate governance;
●
promote the effective functioning of the Board and its committees, including through oversight of the Board and committee evaluation process;
●
advance the best interests of the Company and its shareholders through the implementation, oversight and disclosure of sound corporate governance guidelines and practices;
●
consider and recommend candidates for election or appointment to the Board, including evaluating candidates submitted by shareholders;
●
periodically review the compensation of outside directors and recommend changes to the Board for approval;
●
promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of the Company’s outside directors;
●
oversee the Company’s corporate social responsibility reporting and strategy; and
●
oversee corporate political spending and trade association memberships.

A Statement of Principles Governing Corporate Political Spending, approved by the Board based on the committee’s recommendation, along with the Company’s annual corporate political spending report, is posted on the Governance Overview page of our website at ir.ameriprise.com. The Statement of Principles Governing Corporate Political Spending was last amended and restated in March 2020 to enhance Board and management oversight of the Company’s trade association memberships and our dues payments to those trade associations.

Executive Committee

Committee Highlights	The Committee meets as needed No meetings were held in 2025	Members James M. Cracchiolo (Chair) Dianne Neal Blixt Amy DiGeso Robert F. Sharpe, Jr. Christopher J. Williams	Independence Each of Ms. Blixt, Ms. DiGeso, Mr. Sharpe, and Mr. Williams are independent.

Role and Responsibilities

The Executive Committee’s purpose is to:

●
allow the timely and efficient exercise of the Board’s authority in the intervals between regularly scheduled meetings of the Board, subject to certain limitations;
●
meet only as required, upon the call of its chair; and
●
is not required to meet a minimum number of times each year.

The Chairman of the Board serves as the committee chairman and the presiding director and current chairs of the Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees serve as members.

Ameriprise Financial 2026 Proxy Statement | 25

Year-Round Review of Board Composition and Succession

The Nominating and Governance Committee engages in a year-round process to identify and evaluate new director candidates in conjunction with its recurring review of Board and committee composition. The Nominating and Governance Committee along with the Board establishes the desired criteria, skills and areas of expertise needed to continue to support the Board in advancing the Company’s business and strategy. The Chair of the Nominating and Governance Committee engages in monthly meetings with management to discuss and review director succession planning and maintains ongoing engagement with Committee members regarding Board governance and director succession throughout the year.

The Nominating and Governance Committee, with the help of management, identifies and evaluates new director candidates, placing primary emphasis on the desired criteria, skills and areas of expertise established with the Board and the criteria set forth in our Corporate Governance Guidelines, including:

●	Judgment, skills, leadership experience and a professional background necessary to gain a sound understanding of our strategic vision, mix of businesses and approach to regulatory relations and enterprise risk management;
●	Diversity of viewpoints, backgrounds, experience and other qualifications;
●	Independence, financial literacy, and other relevant experiences;
●	The ability and willingness to devote sufficient time to effectively fulfill the responsibilities of a director; and
●	The interplay of qualifications so that the Board as a whole possesses a mix and breadth of qualities, skills and experience that will enable it and its committees to promote the best interests of the Company and its shareholders.

The Nominating and Governance Committee in its discretion may also engage a third-party search firm to assist in identifying potential director candidates consistent with the Committee’s evaluation criteria.

The Nominating and Governance Committee identified Liane J. Pelletier as a candidate with significant governance experience in highly regulated industries. Ms. Pelletier was identified as one of several potential candidates by our internal talent acquisition team as part of its role in supporting the Nominating and Governance Committee’s ongoing director succession planning responsibilities, which include identifying, screening and recruiting individuals qualified to become Board members. After Ms. Pelletier was identified as a leading candidate, the Chairman as well as all members of the Nominating and Governance Committee and members of management reviewed her qualifications and conducted interviews with her. The Nominating and Governance Committee evaluated those qualifications against our Board membership criteria and desired skills and all members of the Board of the Directors interviewed her before the Nominating and Governance Committee recommended her election to the full Board. Ms. Pelletier was appointed to the Board effective November 12, 2025.

Consideration of Director Candidates Recommended by Shareholders

The Nominating and Governance Committee applies the same standards in considering candidates submitted by shareholders as it does in evaluating candidates submitted by members of the Board of Directors or identified through other means, provided that the requirements explained under the caption “Director Experience and Qualifications” are satisfied. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders must follow the procedures described starting on page 85. Shareholders who wish to submit a candidate for consideration by the Nominating and Governance Committee may do so by sending the candidate’s name and supporting information to our corporate secretary, at the address shown on page 85 under “Requirements and deadlines for submission of shareholder proposals or nomination of directors for the 2027 Annual Meeting.”

26 | Ameriprise Financial 2026 Proxy Statement

Shareholder Engagement

We conduct shareholder outreach throughout the year to engage with shareholders on issues that are important to them. We report back to our Board on this engagement as well as specific issues discussed.

Engagement		Communication		Feedback

Executive management, investor relations and the corporate secretary engage on a regular basis with shareholders to understand their priorities on a broad range of topics, including strategy, financial performance, corporate governance, executive compensation and corporate sustainability practices. Our directors also directly engage with shareholders on certain occasions.

+

The Company also routinely interacts and communicates with shareholders through a number of other forums, including quarterly earnings presentations, Securities and Exchange Commission filings (including the annual report and proxy statement), the annual shareholder meeting, investor meetings and conferences and web communications.

+

We share our shareholder feedback and trends and developments about corporate governance matters with our Board, the Compensation and Benefits Committee and the Nominating and Governance Committee as we seek to enhance our governance practices and evolve our disclosures.

Examples of topics discussed in past engagements:

●
board leadership structure
●
board composition and succession planning, including committee refreshment
●
director education
●
oversight of cybersecurity risk
●
the progression of our sustainability reporting and disclosures as well as our workforce initiatives
●
performance goals, executive tenure and shareholder engagement practices
●
support of our Company’s compensation peer group and overall approach for compensating named executive officers
●
interest in additional information around our political engagement and lobbying activities

Examples of actions taken:

●
enhanced political contributions reporting on ir.ameriprise.com
●
enhanced shareholder engagement disclosures
●
additional information regarding our board composition as well as the board succession process
●
additional information on director education
●
evolution of our Compensation Discussion and Analysis disclosures, including providing additional information on the setting of performance goals, and factors, such as tenure and sustained strong performance, impacting the determination of executive compensation
●
enhanced information throughout the proxy statement relating to our long-term performance
●
continued evolution of our sustainability reporting, publishing our first SASB Index in March 2022
●
enhanced information on our website regarding our public policy engagement
●
information through our sustainability reporting regarding our EEO-1 Report, including posting the most recent report to the Company’s website
●
revisions to our executive compensation program in 2019 and 2020 to address shareholder feedback
●
adoption of proxy access by-laws in 2018 and expansion of our incentive compensation clawback policy in 2019
●
advancement of our climate capabilities in coordination with our Asset Management business

Ameriprise Financial 2026 Proxy Statement | 27

Communicating with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board, any committee or any chair of any such committee by mail or electronically. Correspondence may be sent by:

Mail: Ameriprise Financial, Inc. Attn: Board of Directors c/o Corporate Secretary 1098 Ameriprise Financial Center Minneapolis, MN 55474

Online:

Go to the Ameriprise website at ir.ameriprise.com. Under the headings “Shareholder Resources / Contacts,” you will find a link that may be used to send an email to the Corporate Secretary, who will forward the information to the intended recipients.

The Ameriprise corporate secretary, in coordination with corporate communications, investor relations and the general counsel organization will review all communications received to determine whether the contents represent a message or matter for our directors’ review. Requests for a meeting with any member of the Board will also be reviewed accordingly and, if appropriate, arranged by the corporate secretary and investor relations. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with established procedures. Unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the corporate secretary, may not be forwarded to the directors.

Shareholders are encouraged to visit the Governance Overview page at ir.ameriprise.com to see the Corporate Governance Guidelines, Global Code of Conduct and additional information about Ameriprise’s Board and its committees and corporate governance policies.

The charters for each of the Audit and Risk, Compensation and Benefits, Nominating and Governance and Executive Committees can be found at the same website address. In addition, Ameriprise intends to satisfy any disclosure requirements regarding any amendment to, or waiver from, a provision of the Code of Ethics for Chief Executive and Senior Financial Officers by posting such information on our corporate website.

Ameriprise will provide a copy of these documents without charge to each shareholder upon written request. Requests for copies should be addressed to the corporate secretary, Ameriprise Financial, Inc. 1098 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Our “whistleblower” policy prohibits us or any of our employees from retaliating or taking any adverse action against anyone for raising a compliance or ethical concern in good faith. If a shareholder, employee or other interested party nonetheless prefers to raise their concern in a confidential or anonymous manner, the concern may be directed to our ethics hotline at (800) 963-6395. This is a confidential, independent service that allows individuals to report compliance or ethical issues and concerns they may have regarding Ameriprise Financial. An ethics specialist will forward accounting and auditing issues to our general auditor and our general counsel, who will confirm that the matter is properly investigated and, if deemed appropriate, report the results to the Audit and Risk Committee.

28 | Ameriprise Financial 2026 Proxy Statement

Board Practices

Annual Performance Evaluation Process

The Board and committees conduct the annual evaluation process set forth below to assess the effectiveness of their practices, identify issues or topics for further exploration and provide feedback on the quality and timeliness of information from management. This process is aided by written discussion guides used to facilitate the assessments. Areas of focus may encompass many factors, including: culture; board composition; succession planning; processes, information and resources; and duties and responsibilities.

Interviews	Board Discussion	Feedback Incorporated
The Chairman and Presiding Director interview each board member individually to solicit perspectives and feedback.	Results of the Board and committee assessments are discussed at Board and committee meetings.	Input and feedback from the evaluation process are incorporated into Board practices.

Director Education

Director education begins when a new director joins our Board. New directors receive comprehensive information about our business, strategy and governance, and have an opportunity to meet with senior leaders from key control, finance and operating functions. Additional training is also provided when a director joins a new committee or assumes a leadership role, such as becoming a chair of a committee.

Ongoing education is provided through presentations from business line leaders and subject matter experts and other opportunities, including opportunities to see operations. We also provide educational sessions for the Audit and Risk Committee and full Board, including on topics such as cybersecurity, artificial intelligence, the enterprise risk management framework, regulatory environment, deep dives into certain businesses, emerging risks and other focus areas identified by the Board.

The Compensation and Benefits Committee’s Independent Compensation Consultant

The Compensation and Benefits Committee engaged Semler Brossy Consulting Group (“Semler Brossy”) as its independent compensation consultant. Semler Brossy has served in this role since June 2019. The committee maintains a Compensation Adviser Policy, which addresses the relationship between the committee and its compensation advisers; the criteria that the committee uses to select its consultant; the consultant’s duties; how the committee evaluates its compensation consultant; the factors the committee will apply in determining whether its consultant is independent of the Company’s management; and the related disclosure to be provided to our shareholders. The Compensation and Benefits Committee annually reviews Semler Brossy’s independence. The Compensation Adviser Policy is available on the Governance Overview page of our website at ir.ameriprise.com.

Semler Brossy works for and reports directly to the Compensation and Benefits Committee, not the Company’s management, with respect to executive compensation matters. The committee recognizes that its consultant will necessarily work with representatives of management but does so as the committee’s representative and solely on the committee’s behalf. The committee annually reviews and discusses Semler Brossy’s performance and engagement in executive session, without representatives of Semler Brossy present.

In its capacity as the committee’s consultant, Semler Brossy’s services include the following:

●	providing advice and guidance with respect to trends and issues related to executive compensation;
●	assisting with benchmarking competitive compensation, including advising the committee on the composition of a reference peer group;
●	assisting with the development of the executive compensation philosophy and program suited to our business strategy and goals; and
●	preparing reports and analyses for the committee’s meeting materials.

One or more representatives of Semler Brossy attend committee meetings as needed.

Ameriprise Financial 2026 Proxy Statement | 29

At a meeting held on February 19, 2026, the Compensation and Benefits Committee confirmed that Semler Brossy is independent of the Company’s management (applying the independence standards established in the Compensation Adviser Policy). In making this determination, the committee considered relevant issues, including the following six specific factors prescribed by the Securities and Exchange Commission and New York Stock Exchange corporate governance listing standards:

●	the provision of other services to Ameriprise by Semler Brossy;
●	the amount of fees received during 2025 from Ameriprise as a percentage of Semler Brossy’s 2025 total revenue;
●	Semler Brossy’s policies and procedures designed to prevent conflicts of interest;
●	any business or personal relationship between a member of the Semler Brossy engagement team and a member of the committee;
●	any Ameriprise Financial stock owned by Semler Brossy or by any member of the Ameriprise consulting team or their immediate family members; and
●	any business or personal relationship of Semler Brossy or any employee of Semler Brossy with an executive officer of Ameriprise Financial.

Based on this review and information provided by Semler Brossy, the committee determined that no conflict of interest exists that would preclude Semler Brossy from independently representing the committee.

Determining Executive Officer and Director Compensation

Various executive officers help the Compensation and Benefits Committee determine the appropriate form and amount of executive compensation. Officers in our human resources department prepare meeting materials for the committee, including compensation tally sheets and other summaries of executive officers’ total compensation. These officers also may propose the adoption of new compensation or benefits plans or amendments to existing plans. The chief executive officer makes recommendations to the committee regarding compensation actions for executive officers other than himself. Our executive vice president of human resources discusses survey and benchmarking data related to executive compensation and other topics of interest to the committee. Our chief financial officer advises the committee about setting and calculating financial performance goals for certain executive compensation plans. No executive officer has the authority to approve their own compensation or to make equity-based grants to any executive officer.

Director Attendance at Annual Meeting of Shareholders

Our Corporate Governance Guidelines state that directors are expected to attend the Annual Meeting of Shareholders. The corporate secretary reminds each director of this policy in advance of each Annual Meeting of Shareholders. At our 2025 Annual Meeting of Shareholders, all directors who were nominees for election were in attendance.

Executive Sessions of Independent Directors

The independent directors customarily meet in executive session without management present at each regularly scheduled meeting of the Board. The Board may decide, however, that such an executive session is not required at a particular Board meeting.

30 | Ameriprise Financial 2026 Proxy Statement

Corporate Governance Documents and Policies

Committee Charters

The Board’s Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees each operate under a written charter approved by the Board of Directors. Each committee charter satisfies the requirements of the New York Stock Exchange’s corporate governance listing standards. Each committee reviews and reassesses the adequacy of its charter at least annually. Each committee will recommend any proposed changes to the Board of Directors for consideration and approval. The committee charters are posted on our website on the Governance Overview page at ir.ameriprise.com and additional information about each committee is contained in the section “Committees of the Board,” beginning on page 23.

The Executive Committee also operates under a written charter approved by the Board of Directors. The Executive Committee’s charter is posted on our website at the same location as the other committee charters.

Corporate Governance Guidelines

The Board of Directors has approved Corporate Governance Guidelines. Among other topics, the Corporate Governance Guidelines address: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and the annual performance evaluation of the Board and its committees. The Corporate Governance Guidelines are posted on our website on the Governance Overview page at ir.ameriprise.com.

Codes of Conduct

We have adopted a Global Code of Conduct to guide ethical business behavior and decision-making. The Global Code of Conduct applies to all of our officers, employees, financial advisors, and their employees, and individuals conducting business on behalf of us and our subsidiaries. Following our Global Code of Conduct and all applicable laws, regulations, and Company policies is a condition of employment or association with the Company, except as otherwise provided by the laws of a foreign jurisdiction.

The Board of Directors has adopted a Code of Business Conduct for members of the Board of Directors of Ameriprise Financial, Inc. This Code of Business Conduct is intended to focus each director on areas of potential conflicts of interest and provide guidance relating to the recognition and handling of ethical issues. The Code of Business Conduct also provides mechanisms to report potential conflicts of interest or unethical conduct and is intended to foster a culture of openness and accountability.

Both of these codes are posted on our website on the Governance Overview page at ir.ameriprise.com.

Insider Trading Policies

We have adopted insider trading policies governing the purchase, sale and/or other disposition of the Company’s securities by the Company’s directors, officers and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the applicable NYSE listing standards. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable NYSE listing requirements. A copy of our insider trading policies are filed as Exhibit 19 to our 2025 Form 10-K.

Hedging and Pledging Policies

We prohibit executive officers, directors and management employees from entering into any agreement or transaction involving a hedge against a decline in the value of our securities, including short sales, forward sales, equity swaps and other derivative transactions; provided that the use of exchange funds that calculate their return based on all of the securities in the exchange fund’s portfolio and that make payments on a pro-rata basis to all holders is not prohibited. Directors and executive officers are also prohibited from pledging our securities in any manner, whether as a collateral of a loan, via a margin account held at a broker or otherwise.

Requests for Copies of Materials

You may request copies of any of the documents referred to in this section of the proxy statement by emailing or writing to our Corporate Secretary at ampsecretarysofficemailbox@ampf.com or 1098 Ameriprise Financial Center, Minneapolis, MN 55474. Copies will be provided at no cost to you.

Ameriprise Financial 2026 Proxy Statement | 31

Compensation of Directors

Compensation Philosophy for Outside Directors

We compete with other companies for executive talent, as we explain in the Compensation Discussion and Analysis later in this proxy statement. We must also compete for those persons with the ability, integrity, experience and judgment required to serve on the board of a public company and who meet the high qualification standards set by our Board of Directors. In order to do so, we must offer a compensation package that is both competitive and appropriate in view of the significant time commitment and responsibilities that come with serving as a director. Only outside directors receive compensation for serving on our Board. Mr. Cracchiolo does not receive additional compensation for his service as a director.

We believe that our outside directors should have a substantial personal financial stake in the Company. Accordingly, a significant portion of our directors’ compensation package is equity-based. In addition, directors are expected to have an equity holding in the Company with a market value of five times the amount of the current annual cash retainer within five years of joining the Board. Using a closing price of $475.33 for a share of our common stock on March 2, 2026, the value of the common stock and DSUs beneficially held by our outside directors (excluding shares held by a charitable organization) on that date was as follows, rounded to the nearest dollar: Mses. Blixt ($6,502,924); Bryan ($446,496); DiGeso ($6,101,746); and Pelletier ($182,040); and Messrs. Sharpe ($27,251,519); Shea ($4,045,259); Walter ($3,710,154); and Williams ($6,320,731). As is true for our executive officers, we prohibit our directors from hedging against a decline in the value of our stock or pledging their shares of our stock.

How Our Outside Directors’ Compensation is Determined

The Board’s Nominating and Governance Committee is responsible for overseeing the compensation and benefits paid to our outside directors. The committee periodically reviews the outside directors’ compensation package to ensure it is market-based, aligned with shareholder interests, and consistent with our compensation principles, including with respect to equity-based compensation and complies with the shareholder-approved limitation on director compensation under our Amended and Restated 2005 Incentive Compensation Plan.

At its meeting held on October 2, 2024, the Nominating and Governance Committee reviewed and discussed an analysis of non-management director compensation prepared by Semler Brossy, our independent compensation consultant. Among other matters, Semler Brossy’s report reviewed the design and competitiveness of our non-management director compensation program and compared the program to the company’s peer group that is also used in connection with our executive compensation program. Based on this review, Semler Brossy advised that an increase in the annual equity retainer was appropriate in order to align compensation with peer group competitive levels.

Taking into account the market information presented by Semler Brossy, the Nominating and Governance Committee recommended, and the Board approved, an increase in the annual equity retainer from $190,000 to $210,000, to be effective as of the date of the 2025 Annual Meeting of Shareholders. In all other respects, the Company’s compensation program for non-management directors remains unchanged.

32 | Ameriprise Financial 2026 Proxy Statement

2025 Annual Compensation Plan for Outside Directors

The 2025 compensation program for our outside directors is outlined below. We do not pay meeting fees or grant stock options or restricted stock to our outside directors.

Outside Directors Compensation Program for 2025

Annual Cash Retainer	$110,000
Annual Equity Retainer	$210,000 in the form of DSUs
Board Meeting Fees	No board meeting fees
Committee Meeting Fees	No committee meeting fees
Committee Member Annual Retainer

Committee members receive an annual retainer as follows:

●
Audit and Risk Committee — $15,000
●
Compensation and Benefits Committee — $10,000
●
Nominating and Governance Committee — $10,000

There is no committee member retainer for the members of the Executive Committee.

Committee Chair Annual Retainer

Committee chairpersons receive an annual retainer in addition to the committee member retainer, as follows:

●
Audit and Risk Committee chair — $30,000 ($45,000 total committee retainer)
●
Compensation and Benefits Committee chair — $20,000 ($30,000 total committee retainer)
●
Nominating and Governance Committee chair — $20,000 ($30,000 total committee retainer)

Presiding Director Annual Retainer	$50,000
Charitable Matching Gift Program	Up to $2,000 annually

Ameriprise Financial 2026 Proxy Statement | 33

Deferred Share Plan for Outside Directors for 2025

All of our outside directors participate in the Ameriprise Financial Deferred Share Plan for Outside Directors. Each outside director receives an annual grant of DSUs immediately following the Annual Meeting of Shareholders. A DSU is a phantom share of our common stock that tracks the value of our common stock. A DSU receives deemed dividends in the same amount paid on a share of our common stock, but it has no voting rights. Outside directors may also choose to defer part or all of their annual cash retainer and any committee retainer under the plan.

Feature	Annual Grant	Elective Retainer Deferral
Amount
●
$210,000
●
Outside directors whose first term is less than one year will receive a pro-rata grant based on their length of service between their appointment to the Board and the next Annual Meeting of Shareholders
● Before the beginning of each calendar year, a director may elect to defer up to 100% of the annual cash retainer and any committee chair or member retainer, in 25% increments
Investment Options	● Only investment option is Ameriprise DSUs, credited to a separate annual equity grant DSU account	● Directors may choose to invest deferred amounts in one or both of these options: Ameriprise DSUs or a cash account that receives a market rate of interest, credited on the last day of each month
Number of Deferred Share Units Credited
●
The number of DSUs is determined by dividing the dollar amount awarded by the closing price of a share of our common stock on the date of our annual shareholders meeting, or for a director who joins the Board after the date of the most recent Annual Meeting, the closing price of a share of our common stock on the third trading day following the release of our financial statements during the quarter the director joins

●
The number of DSUs credited is determined by dividing the quarterly deferral amount by the closing price of a share of our common stock on the third trading day following the public release of our financial statements for the quarter

Dividend Equivalent Reinvestment
●
Account is credited with additional DSUs on each dividend payment date for our common stock. The number of additional units is calculated by first multiplying the number of units held on the dividend record date by the dividend payable on a share of our common stock; that number is then divided by the closing price of a share of our common stock on the dividend payment date
● Deemed dividends on DSUs are reinvested in the same manner used for the annual equity grant account
Distribution	● Single payment in shares of our common stock following a director’s end of service
●
A director makes a distribution election at the same time he or she make a deferral election, and that election applies to that year’s deferrals. A director makes a new distribution election each year. A director has three distribution choices:

–

Lump sum on March 31 of a specified year

–

Lump sum following the director’s end of service

–

Two to five or ten annual installments following the director’s end of service

Change in Control	● Upon a change in control, the entire account will be immediately distributed in shares of our common stock	● Upon a change in control, all amounts held in either account will be immediately distributed in cash, or in shares of our common stock to the extent invested in Ameriprise DSUs

34 | Ameriprise Financial 2026 Proxy Statement

Compensation Paid to Outside Directors in 2025

This table shows the total compensation paid to our outside directors during 2025.

		Committee Chair/	Committee
	Annual Retainer	Presiding Director Retainer	Member Retainer	Stock	All Other
Name	Paid in Cash ($)	Paid in Cash ($)	Paid in Cash ($)	Awards(1) ($)	Compensation(2) ($)	Total ($)
Dianne Neal Blixt	110,000	20,000	25,000	210,000	1,000	366,000
Glynis A. Bryan*(3)	91,972	—	12,542	241,233	—	345,747
Amy DiGeso	110,000	20,000	20,000	210,000	2,000	362,000
Liane J. Pelletier**	14,946	—	2,038	—	—	16,984
Armando Pimentel, Jr.***	36,566	—	8,310	—	—	44,876
Robert F. Sharpe, Jr.	110,000	50,000	20,000	210,000	—	390,000
Brian T. Shea	110,000	—	25,000	210,000	2,000	347,000
W. Edward Walter III	110,000	—	25,000	210,000	—	345,000
Christopher J. Williams(4)	110,000	30,000	25,000	210,000	—	375,000

(1)	The dollar amounts in this column show the grant date fair value of the annual grant of DSUs. For 2025, the number of DSUs credited to a director’s account is calculated as follows: for directors elected at the 2025 Annual Meeting of Shareholders, the dollar value to be received by the director is divided by the closing price of a share of our common stock on the date of our Annual Meeting of Shareholders; for Ms. Bryan, the pro rata dollar value based on her service from March 1, 2025 to the date of the 2025 Annual Meeting is divided by the closing price of a share of our common stock on the third trading day following the Company’s earnings release for the first quarter (the quarter in which Ms. Bryan joined the board); and, in accordance with the Ameriprise Financial Deferred Share Plan for Outside Directors, Ms. Pelletier, who joined the Board on November 12, 2025, received her pro rata annual grant of DSUs in February 2026 and, accordingly, no grant is reflected for her in 2025. The aggregate incremental cost of perquisites and personal benefits is less than $10,000 for each director. As a result, the Securities and Exchange Commission does not require us to disclose those costs.
(2)	Amounts reflect matching contributions made under the charitable giving match program available to employees.
(3)	In 2025, Ms. Bryan elected to defer 100% of her cash retainers under the Ameriprise Financial Deferred Share Plan for Outside Directors, with 100% allocated into the Ameriprise Common Stock Fund.
(4)	In 2025, Mr. Williams elected to defer 100% of his cash retainers under the Ameriprise Financial Deferred Share Plan for Outside Directors, with 50% allocated into the Ameriprise Common Stock Fund.

Deferred Share Units Issued to Outside Directors in 2025

This table shows the number of DSUs issued to outside directors during 2025. In order to simplify the presentation, we have rounded the numbers shown to the nearest unit. Directors’ accounts were credited with deemed dividends on the DSUs at the same rate as the dividends paid on a share of our common stock. These deemed dividends were reinvested in additional DSUs.

	DSU Balances							DSU Balances
	as of December 31, 2024			DSUs Credited During 2025				as of December 31, 2025
	Annual			Annual	Reinvested	Retainer Deferral		Annual
	Equity	Retainer	Total	Equity	Deemed	and Reinvested	Total	Equity	Retainer	Total
	Grant	Deferral	DSUs†	Grant	Dividends	Deemed Dividends	DSUs	Grant	Deferral	DSUs†
Dianne Neal Blixt	12,036	—	12,036	446	156	—	602	12,638	—	12,638
Glynis A. Bryan*	—	—	—	512	5	220	737	517	220	737
Amy DiGeso	12,036	—	12,036	446	156	—	602	12,638	—	12,638
Liane J. Pelletier**	—	—	—	—	—	—	—	—	—	—
Armando Pimentel, Jr.***	1,515	—	1,515	—	14	—	14	—	—	—
Robert F. Sharpe, Jr.	38,579	4,629	43,208	446	492	58	996	39,516	4,688	44,204
Brian T. Shea	4,891	—	4,891	446	66	—	512	5,403	—	5,403
W. Edward Walter III	6,253	—	6,253	446	83	—	529	6,782	—	6,782
Christopher J. Williams	8,675	3,565	12,241	446	114	214	774	9,234	3,780	13,014
All totals rounded to the nearest share.

†	Includes deemed dividends invested in additional DSUs.
*

Ms. Bryan was elected to the Board and became a member of the Audit and Risk Committee effective March 1, 2025. The dollar amounts of her cash retainers were prorated to reflect her service on the Board effective as of March 1, 2025 to December 31, 2025.

**

Ms. Pelletier was elected to the Board and became a member of the Audit and Risk Committee effective November 12, 2025. The dollar amounts of her cash retainers were prorated to reflect her service on the Board effective as of November 12, 2025 to December 31, 2025.

***

Mr. Pimentel did not stand for reelection to the Board in 2025. The dollar amount of his cash retainer was prorated to reflect his service on the Board from January 1, 2025 to April 30, 2025. He received a distribution of shares of common stock following the end of his service to the Board as provided by the Company’s Deferred Share Plan for Outside Directors.

Ameriprise Financial 2026 Proxy Statement | 35

Perquisites and Personal Benefits

Our outside directors receive occasional perquisites or personal benefits of reasonable value, such as: commemorative items in connection with their Board service; welcoming gifts at the hotel where they stay during Board meetings or events; holiday gifts; and recreational or other services and amenities when attending an offsite Board long-range planning meeting. We do not provide our directors with a tax gross-up amount on any gifts or other items given to them. We pay for or reimburse our outside directors for their reasonable travel, lodging, food and other expenses related to their attendance at Board, committee or annual shareholder meetings. Our outside directors may use our corporate aircraft for Board-related travel, subject to the aircraft’s availability and other restrictions. In extraordinary or unusual circumstances, we may make our corporate aircraft available to our outside directors on an exception basis. Our outside directors are eligible to participate in our charitable gift matching program on the same basis as employees. We will match a director’s personal contributions to one or more qualifying charitable organizations subject to an annual aggregate limit, which is currently $2,000. Directors’ requests for matching gifts are processed by the same outside vendor that we use for employee matching gift requests.

36 | Ameriprise Financial 2026 Proxy Statement

Ownership of our Common Shares

The table below shows how many Ameriprise common shares certain individuals and entities beneficially owned on March 2, 2026. These individuals and entities include: (1) owners of more than 5% of our outstanding common shares; (2) our current directors and director nominees; (3) our named executive officers; and (4) all current directors and executive officers as a group. A person has beneficial ownership over shares if the person has or shares voting or investment power over the shares or the right to acquire such power within 60 days of March 2, 2026. None of the shares owned by our directors or executive officers are subject to any kind of pledge. Each person has sole voting and investment power over the shares, except as we describe below.

The column captioned “Deferred Share Units and Restricted Share Units” shows DSUs owned by non-management directors through the Company’s Deferred Share Plan for Outside Directors and restricted stock units (“RSUs”) and DSUs of Ameriprise common stock owned by the executive officers under the Company’s Supplemental Retirement Plan and Deferred Compensation Plan. The information in this column is not required by the rules of the Securities and Exchange Commission because these units carry no voting rights and will be settled in shares of common stock that the recipient does not have the right to acquire within 60 days of March 2, 2026. Nevertheless, we believe that this information provides a more complete picture of the financial stake that our directors and executive officers have in the Company.

						Total Shares
						Beneficially
	Number of Shares		Right to	Percent of	DSUs and	Owned Plus
Name	Owned(1)(2)		Acquire(3)	Class	RSUs(4)	DSUs and RSUs
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,005,378	(5)	—	14.3%	—	—
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	9,121,526	(6)	—	10.1%	—	—
Dianne Neal Blixt	1,000	(7)	—	*	12,681	13,681
Glynis A. Bryan	200	(7)	—	*	739	939
Amy DiGeso	156		—	*	12,681	12,837
Liane J. Pelletier	200		—	*	183	383
Robert F. Sharpe, Jr.	12,977	(7)	—	*	44,355	57,332
Brian T. Shea	3,179	(7)	—	*	5,421	8,600
W. Edward Walter III	1,000	(7)	—	*	6,805	7,805
Christopher J. Williams	200		—	*	13,098	13,298
James M. Cracchiolo	86,666		200,844	*	194,821	482,331
Walter S. Berman	493		65,776	*	58,608	124,877
William Davies	13,459		3,720	*	1,074	18,253
Joseph E. Sweeney	8,468		45,992	*	4,106	58,566
William F. Truscott	12,458	(7)	44,902	*	5,976	63,336
All current directors and executive officers (17 individuals)	158,700		388,712	*	370,071	917,483

*	Less than 1%.

Ameriprise Financial 2026 Proxy Statement | 37

Our executive officers and directors are prohibited from hedging against a decline in the value of the Ameriprise common stock they own. Executive officers and directors are also prohibited from pledging their Ameriprise common stock in any manner, whether as collateral for a loan, in a margin account held at a broker, or otherwise.

(1)	This column includes shares held in employee benefit plan accounts on March 2, 2026, as follows:

Name	Number of Shares in Plan Accounts
James M. Cracchiolo	1,733
Walter S. Berman	366
William Davies	—
Joseph E. Sweeney	298
William F. Truscott	309
All executive officers, including those named above	3,921

(2)	Executive officers hold restricted shares that we include in this column. The executive officer may vote the restricted shares, but may not sell or transfer them during the restricted period. These restrictions lapse over a period of years.
(3)	These are shares that the executive officers have the right to acquire within 60 days of March 2, 2026, upon the exercise of stock options that they hold.
(4)	Amounts deferred into the Ameriprise stock fund under the Company’s Deferred Compensation Plan are paid out as Ameriprise common shares and must be held in the stock fund until distribution. See "Outstanding Equity Awards at Fiscal Year-End 2025" on page 65 for information regarding RSU holdings.
(5)	Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024, by The Vanguard Group which contained information as of December 29, 2023. The filing indicates that The Vanguard Group had shared voting power of 136,930 shares of common stock, sole dispositive power of 12,566,005 shares of common stock and shared dispositive power of 439,373 shares of common stock.
(6)	Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2025, by BlackRock, Inc. which contained information as of December 31, 2024. The filing indicates that BlackRock, Inc. had sole voting power of 8,081,893 shares of common stock, and sole dispositive power of 9,121,526 shares of common stock.
(7)	Includes shares beneficially held in a trust, joint account, individual retirement account, foundation, or limited liability company.

38 | Ameriprise Financial 2026 Proxy Statement

Report of the Audit and Risk Committee

The Audit and Risk Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit and Risk Committee to prepare the Company’s consolidated financial statements, to plan or conduct audits or investigations or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s consolidated financial statements and for establishing and maintaining effective internal control over financial reporting. The Company’s management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The independent registered public accounting firm is responsible for the audit of the Company’s consolidated financial statements and the audit of the effectiveness of the Company’s internal control over financial reporting. In addition, the independent registered public accounting firm is responsible for the audit of management’s assessment of the effectiveness of internal control over financial reporting.

In the performance of its oversight function, the Audit and Risk Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements. The Audit and Risk Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit and Risk Committee has received the written disclosures and the letter from its independent accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit and Risk Committee concerning independence and has discussed with the independent accounting firm its independence.

The Audit and Risk Committee discussed with the Company’s general auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit and Risk Committee meets with the general auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In addition, the Audit and Risk Committee meets with the chief executive officer and chief financial officer of the Company to discuss the Company’s control environment and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit and Risk Committee recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s 2025 Annual Report to Shareholders and, for filing with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Members of the Committee

Christopher J. Williams (Chair)	Dianne Neal Blixt	Glynis A. Bryan	Liane J. Pelletier	Brian T. Shea	W. Edward Walter III

Ameriprise Financial 2026 Proxy Statement | 39

Item 2 — Ratification of the Appointment of our Independent Registered Public Accounting Firm

The Board of Directors recommends a vote “FOR” the following resolution. Proxies will be voted “FOR” the following resolution unless otherwise specified:

RESOLVED, that the Audit and Risk Committee of the Board of Directors’ appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for 2026 is ratified.

PricewaterhouseCoopers LLP was our independent registered accounting firm for the 2025 fiscal year and the Audit and Risk Committee has engaged the firm for our 2026 fiscal year. We disclose the fees paid to PricewaterhouseCoopers LLP for their services in our 2024 and 2025 fiscal years in this section. PricewaterhouseCoopers LLP has served as the Company’s external auditor since fiscal year 2011.

We provide important additional information about the Audit and Risk Committee’s oversight of PricewaterhouseCoopers LLP on page 23. We are asking shareholders to ratify the Audit and Risk Committee’s appointment of PricewaterhouseCoopers LLP, for 2026.

The members of the Audit and Risk Committee and the Board of Directors believe that the continued engagement of PricewaterhouseCoopers LLP as our independent registered public accounting firm is in the best interests of the Company and its shareholders. In the event the shareholders do not ratify the appointment, the Audit and Risk Committee will consider other accounting firms for 2026. The Audit and Risk Committee will be under no obligation, however, to appoint new independent auditors.

One or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Independent Registered Public Accounting Firm Fees

The following presents the aggregate fees billed for professional services by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the year beginning January 1, 2025, in fiscal year 2025, and for the year beginning January 1, 2024, in fiscal year 2024, for these various services:

	Fiscal Year	Fiscal Year
Description of Fees	2025 Amount	2024 Amount
Audit Fees	$12,949,000	$13,959,000
Audit-Related Fees	4,392,000	4,001,000
Tax Fees	79,000	79,000
All Other Fees	409,000	314,000
Total	$17,829,000	$18,353,000

Audit Fees

The audit fees set forth above consist of fees for professional services during each fiscal year in connection with the audit of the Company’s annual financial statements, and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

The audit-related fees set forth above consist of fees for attest, assurance and related services that were reasonably related to the performance of the audit or review of the Company’s internal controls, including custody rule examinations, service organization control reports, comfort letters, employee benefit plan audits and agreed upon procedures engagements.

Tax Fees

The tax fees set forth above consist of fees for tax services performed during each fiscal year, including tax compliance, tax advice, and tax planning.

All Other Fees

All other fees set forth above consist of fees for miscellaneous advisory and consulting services other than audit, audit-related or tax services.

40 | Ameriprise Financial 2026 Proxy Statement

Services to Associated Organizations

PricewaterhouseCoopers provided other services to associated organizations of the Company. These amounts included $20,552,000 and $20,017,000 for services provided by PricewaterhouseCoopers in 2025 and 2024, respectively, primarily for performing audits and tax compliance services for mutual funds, collective funds and alternative investment funds.

Policy on Pre-Approval of Services Provided by Independent Registered Public Accounting Firm

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of the Company’s independent registered public accounting firm are subject to the specific pre-approval of the Audit and Risk Committee. All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit and Risk Committee in accordance with pre-approval procedures established by the Audit and Risk Committee.

The procedures require all proposed engagements of the Company’s independent registered public accounting firm for services of any kind to be directed to the Company’s general auditor and then submitted for approval to the Audit and Risk Committee or to the Audit and Risk Committee chair prior to the beginning of any services. The Audit and Risk Committee has delegated such approval authority to its chair, to be exercised in the intervals between committee meetings.

In 2025, 100% of the services provided by PricewaterhouseCoopers for the Company and its subsidiaries were pre-approved by the Audit and Risk Committee or its chair.

Ameriprise Financial 2026 Proxy Statement | 41

Item 3 — To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote

The Board of Directors recommends a vote “FOR” the following nonbinding advisory resolution. Proxies will be voted “FOR” the resolution unless otherwise specified:

RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.

The Compensation and Benefits Committee will review the results of the vote on this proposal carefully with the aid of its independent compensation consultant. Depending upon the results of that review, the committee will take such action, if any, as it deems appropriate. Because this vote is advisory, it is not binding on us, our Board of Directors, or the Board’s Compensation and Benefits Committee. Also, a negative vote will not overrule decisions made by the Compensation and Benefits Committee.

Before you vote on this proposal, please read the Compensation and Benefits Committee Report on page 43 and the Compensation Discussion and Analysis beginning on page 44. The Compensation Discussion and Analysis contains important information about our executive compensation program. It also explains how and why the Compensation and Benefits Committee made specific decisions about the named executive officers’ compensation for their 2025 performance. The section of the Compensation Discussion and Analysis on page 44 describes the committee’s consideration of the results of the vote on this proposal at our 2026 Annual Meeting.

You should also review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes.

42 | Ameriprise Financial 2026 Proxy Statement

Report of the Compensation and Benefits Committee

Dear Fellow Shareholders:

As members of the Compensation and Benefits Committee, we are responsible for ensuring that our executive compensation program:

●	Aligns with long-term interests of our shareholders;
●	Adheres to our pay-for-performance philosophy;
●	Attracts and retains a talented executive team; and
●	Thoughtfully incentivizes successful execution of our long-term strategy.

The Compensation and Benefits Committee applies a disciplined, quantitative and objective performance-based approach to executive compensation decisions, which are based on our performance assessment, consisting of both financial and strategic goals. Ameriprise’s performance measures and targets are set in line with business and strategic plans and assessed at year-end against those measures. The compensation program is structured to provide a balance of quantitative and qualitative assessments for our executives, well suited for the current environment.

The Compensation Discussion and Analysis that follows highlights the disciplined performance-based approach that aligns to our strategy and is in the best interest of our shareholders and clients. Our executive compensation program has been developed and continues to be enhanced based on the competitive landscape across the industry as well as shareholder feedback. Shareholders owning approximately 89% of the shares voted approved our program at the 2025 Annual Meeting.

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2025 Annual Report Form 10-K.

Members of the Committee
Members of the Committee

Dianne Neal Blixt (Chair)	Amy DiGeso	Robert F. Sharpe, Jr.	W. Edward Walter III

Ameriprise Financial 2026 Proxy Statement | 43

Compensation Discussion and Analysis

Executive Summary

In 2025, Ameriprise delivered record financial and strong business results, continuing our track record of generating shareholder value across economic and market cycles. This reflected our ability to remain focused on helping clients achieve their goals, as well as consistently executing our strategic priorities with excellence. We maintained our focus on serving clients, motivating and engaging employees and advisors, and supporting our communities. Our proven track record of outperformance with our strong foundation allowed us to continue making substantial investments in the business while returning capital to shareholders at a differentiated rate. These strong results and how they were achieved drove the compensation decisions described in this section.

2025 Financial and Metric Performance1

Record Revenue from Complementary Businesses

Net Revenues[1] ($ in billions)

2025
$18.2
2024
$17.1

Record Earnings

($ in millions)

2025
$3,863
2024
$3,609

Record Earnings Per Diluted Share

2025
$39.34
2024
$35.07

Record Return on Equity

(Excluding AOCI)

2025
53.3%
2024
52.7%

Record Assets Under Management, Administration and Advisement

($ in billions)

2025
$1,694
2024
$1,522

Record Capital Returned to Shareholders

($ in billions)

2025
$3.4
2024
$2.8

(1)	Net revenues, earnings, earnings per diluted share and ROE reflect adjusted operating results, excluding unlocking. This proxy statement also contains certain non-GAAP financial measures that management believes best reflect the underlying performance of our operations. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

44 | Ameriprise Financial 2026 Proxy Statement

Our Compensation Philosophy, Program and Approach

We Have a Successful, Aligned and Performance-Based Executive Compensation Philosophy

The strength, stability and long-term success of Ameriprise Financial reflect the distinguished leadership of our Chairman and CEO and Executive Leadership Team. Our approach to executive compensation has helped ensure we employ, incent and retain extremely talented executives who have delivered consistently strong results for our clients, shareholders, financial advisors and employees.

We take a measured and thoughtful approach to executive compensation which is:

Aligned to Financial and Business Results	Competitive	Balanced	Responsive to Investor Feedback
Performance-based pay decisions are directly linked to the Company’s financial and business results	Individual base salary, short-term cash and long-term incentive targets are appropriately positioned against the external competitive market	Pay mix of our executives is balanced between annual cash incentives and long-term equity incentives — the majority of which is delivered in 3-year cliff vested performance share units

Our executive compensation structure is responsive to shareholder feedback, with different performance measures for the annual
cash incentive and long-term equity incentives to ensure close alignment with shareholder interests

We Set Pay Targets and Determine Actual Pay in a Disciplined, Measurement-Based and Highly Governed Annual Cycle

Executive pay is determined through a rigorous annual process and is the primary responsibility of the Compensation and Benefits Committee of the Board. This process is grounded in discipline and transparency, incorporating critical external and internal inputs to ensure outcomes are balanced, objective and aligned with the best interests of our shareholders.

Ameriprise Financial 2026 Proxy Statement | 45

Executive Pay Decisions Reflect Several Key Inputs and Considerations

Ameriprise is led by a highly capable collaborative and experienced management team that has consistently delivered strong financial performance and business results. Our compensation approach is grounded in thoughtful analysis and considers:

●	Size, scope and complexity of our diversified financial services business
●	Compensation outcomes, approach and pay structures of our external Peer Group to ensure market competitiveness
●	Competitive labor market for experienced leadership talent in high-performing firms
●	Experience, competencies and recent performance of each executive

We Have an Experienced, Tenured, Results- and Values-Driven Leadership Team

●	Tenure & Experience of Chairman and CEO — Our Chairman and CEO has successfully led the Company since our spin-off 20 years ago. The average CEO tenure at S&P 500 companies is 7 years.
●	Tenure, Experience & Consistency of Executive Leadership Team — Our Chairman and CEO has led an experienced and dedicated executive leadership team that has consistently delivered strong results for our stakeholders, including a large percentage who have worked together since the Company’s spin-off.
●	Strong Business and Financial Performance — Ameriprise has consistently delivered an excellent client and advisor experience and generated strong results through varying economic environments.
●	Ameriprise has delivered the No. 1 total shareholder return in the S&P 500 Financials Index since our spin-off in 2005, through December 31, 2025, driven by the exceptional leadership of our CEO and executive leadership team in the management and evolution of our diversified business.

Named Executive Officers

Our NEOs for 2025 are set forth in the table below.

James M. Cracchiolo Chairman and Chief Executive Officer	Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery
Walter S. Berman Executive Vice President, Chief Financial Officer	William Davies Executive Vice President and Global Chief Investment Officer
William F. Truscott Chief Executive Officer, Global Asset Management

Our Peer Group Reflects Our Complex, Diversified Global Business

Ameriprise is a large, diversified business and a leader in Advice & Wealth Management, Asset Management and Retirement & Protection Solutions. Each year, the Compensation and Benefits Committee, along with its independent executive compensation consultant, Semler Brossy, conducts a comprehensive review of our external peer group to ensure it remains appropriate and competitive.

For 2025, no changes were made, and the Committee believes our current peer group continues to accurately reflect the strategic transformation and complexity of our business, as well as the select markets in which we compete for executive talent.

Peer Group
Asset Management	Advice & Wealth Management	Retirement & Protection Solutions
BlackRock The Carlyle Group Jefferies Financial Group Invesco T. Rowe Price	Bank of New York Mellon Charles Schwab Morgan Stanley Raymond James State Street U.S. Bancorp	Aflac Principal Financial Prudential Financial

46 | Ameriprise Financial 2026 Proxy Statement

We Are Thoughtful and Balanced in Determining CEO Target Pay

The Compensation and Benefits Committee engages Semler Brossy, as its external compensation consultant, to review annually the competitive positioning of our Chairman and CEO and other NEOs. Semler Brossy provides a comprehensive market analysis and strategic guidance to ensure pay decisions reflect performance, market competitiveness, and shareholder interests.

Following the 2025 review of Mr. Cracchiolo’s target pay competitiveness, the Compensation and Benefits Committee determined that an increase in his long-term incentive award target (and range) was both warranted and appropriate. The decision reflects the Committee’s desire to ensure Mr. Cracchiolo’s target pay appropriately recognizes his longstanding, exemplary leadership, track record of delivering consistently strong results compared to peers, commitment to the firm and shareholders, and the Board’s desire to retain his continued leadership in the coming years. A detailed discussion of Mr. Cracchiolo’s specific leadership contributions and the resulting business and financial outcomes is provided in the 2025 NEO Compensation and Performance Summary section beginning on page 53.

In implementing this decision, the Committee intentionally placed the full amount of the target pay increase into Mr. Cracchiolo’s long-term incentive award opportunity, rather than base salary or annual cash incentives. As a result, Mr. Cracchiolo’s total compensation target continues to include an unchanged base salary of $1.25 million and an annual incentive target of $5 million (subject to leverage based on formulaic assessment results), while the long-term incentive award target range has increased from $14–$19 million to $17–$24 million (not subject to leverage). By allocating the increase exclusively to long-term, performance-based equity compensation, the Committee further weighted total direct compensation toward long-term value creation, reinforcing alignment between Mr. Cracchiolo’s compensation outcomes, investor experience, and the Company’s pay-for-performance philosophy.

Consistent with this philosophy, the actual long-term incentive award (“LTIA”) is determined annually based on both the formulaic assessment results and Mr. Cracchiolo’s demonstrated leadership impact on the Company’s business and financial results each year.

Shareholder Engagement on Executive Compensation

2025 Say on Pay Results. Our 2025 say on pay vote received positive support from shareholders owning approximately 89% of the shares voted. In developing the structure and amount of 2025 compensation as described in the Compensation and Discussion Analysis starting on page 44, the Compensation and Benefits Committee discussed and considered this level of support for our 2025 say on pay vote as well as shareholder feedback.

Shareholder Engagement. As discussed on page 27, our ongoing shareholder engagement continues to be a priority and feedback received informs the actions of our Board and the Compensation and Benefits Committee. Executive and senior leaders met with or heard from shareholders to discuss governance and compensation-related matters. These shareholders expressed support of our Company’s overall strategy and approach for compensation for our named executive officers, acknowledging the sustained outperformance of our organization and strong alignment of our pay outcomes to business results and shareholder value creation.

Our Executive Compensation Structure and Pay Mix is Aligned with Stakeholders’ Interests

Our executive pay structure is aligned to our company performance and the long-term interests of our shareholders and clients. A significant portion of executive compensation is variable or “at risk,” with the majority delivered in long-term incentives. Half of these long-term incentives are granted as Performance Share Units (“PSUs”), which are further deferred and payouts contingent upon achieving three-year adjusted return on equity, adjusted earnings per share and total shareholder return.

Our pay structure reinforces alignment with shareholder interests through market-aligned vesting schedules, the holding guideline requirements, and treatment of awards upon qualified retirement. Long-term incentives vest over three years, including pro rata vesting for restricted stock units and non-qualified stock options, and a three-year cliff vesting for our performance share units to ensure focus on key financial outcomes. Non-qualified stock options have a 10-year expiration from date of grant which encourages continued focus on long-term financial and strategic growth.

All NEOs must adhere to holding guidelines for their Ameriprise Financial stock in multiples of their base salary (10 times base salary for the CEO and four times base salary for the other NEOs). In the event of a qualified retirement, NEOs will receive all unvested LTIA grants at their normal vesting schedule (no accelerated vesting) and all are subject to stringent clawback policies and recovery triggers in the event of material non-compliance of financial disclosures or material misconduct.

Ameriprise Financial 2026 Proxy Statement | 47

Detailed elements of our structure include:

* Mr. Davies is excluded from the above chart. Since Mr. Davies is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including the UCITS V Remuneration Code (SYSC 19E) and the MIFIDPRU Remuneration Code (SYSC 19G), both of which fall under the Financial Conduct Authority (“FCA”).

We Have a Disciplined, Quantitative and Objective Approach to Determining
Compensation Awards

The Compensation and Benefits Committee makes pay decisions for the Chairman and CEO and other NEOs based on clearly defined goals and metrics that measure both business unit performance and leadership impact.

Our process is structured, transparent, and grounded in objective evaluation:

Step 1: Financial and Strategic Ratings: Financial Performance and Business and Strategic Performance Ratings of Ameriprise are used to determine the cash incentive pool by applying leverage in accordance with a predetermined scale (see pages 49-51 for details).

Step 2: Individual Evaluations: Each executive is assessed on both performance and results from a Goal and Leadership perspective (see pages 53-56 for details).

Step 3: Annual Cash Incentive Award: Each executive is awarded an annual cash bonus with leverage applied between 0-175% based on their rating outcome.

Step 4: Long-Term Incentive Award: Each executive is separately awarded long-term incentive awards within a targeted range. Awards are based on their rating outcome. Inputs to ratings include business results, leadership impact, long-term achievement and contribution to shareholder value creation.

Annual Incentive Award (“AIA”)

The Ameriprise Scorecard combines Financial Performance measures (weighted at 70%) and Business and Strategic Performance measures (weighted at 30%), as discussed below. The Compensation and Benefits Committee annually reviews the performance measures that align with our strategy and are appropriate for determining compensation based on the Company’s results. These metrics apply to each NEO for purposes of calculating their annual cash incentive award. In January 2025, the Committee established goals for financial metrics and business and strategic objectives for a range of incentive payouts based on the Company’s 2025 annual business plan.

Our incentive plan aligns pay with performance. Payouts will vary based on results, below target for underperformance and above target for exceptional outcomes, providing both downside risk and upside opportunity. Achieving the annual business plan continues to support a 100% target payout.

Each financial and strategic business goal has pre-determined target levels of performance (set at “3” on a 5-point scale), with clearly established criteria for each goal assessment within the 1-5 scale (e.g., 1 = did not meet, 2 = met some, 3 = achieved expectations, 4 = exceeded expectations, 5 = distinguished). Results in between those points are interpolated. Actual performance is measured against each financial and strategic established target. In evaluating the performance goals at the end of each period, the Committee may adjust positively or negatively for certain factors that are unknown or uncontrollable, including changes in accounting principles, and for equity market performance and interest rates that are outside of pre-established ranges. For the 2025 performance period, there were no adjustments to the pre-established targets.

48 | Ameriprise Financial 2026 Proxy Statement

2025 Financial Performance Assessment (weighted 70%)

This financial performance component assessment aligns to our five core shareholder performance measurements(1) below.

Performance Considerations for Each Component (70%)	Assessment vs. Target
Net Revenues ($ in millions) (15%)
5.0 Distinguished 3% higher than target up 6% from 2024
Earnings ($ in millions) (25%)
3.3 Achieved Expectations 1% higher than target up 7% from 2024
Earnings Per Diluted Share (20%)
3.5 Achieved Expectations 1% higher than target up 12% from 2024
Return on Equity Excluding AOCI (20%)
5.0 Distinguished 3.6pps higher than target up 0.6pps from 2024
Balance Sheet (20%)

Balance sheet goals are established and agreed upon by the Board at the beginning of the year and are comprised of objective criteria

●
Strong Balance Sheet and Enterprise Risk Management (“ERM”) capabilities continue to allow us to successfully navigate uncertain economic environments from a position of strength and meet our growth objectives while maintaining strong capital, liquidity and collateral positioning
●
Effective ERM framework integrated into our decision process
●
Returned $3.4 billion, or approximately 88% of adjusted operating earnings, to shareholders – 15th consecutive year of returning capital to shareholders at a differentiated rate, including raising our dividend 8% in 2025 -- all while maintaining significant growth investments and excess capital of $2.1 billion
●
High-quality, AA- rated investment portfolio
●
Proactive actions to uniquely reposition our investment portfolio to lock in strong interest earnings while reducing interest rate risk across the Bank, certificates and our insurance company
●
Executed sophisticated annuity hedging program with 99% effectiveness in 2025, further reinforcing strong performance across market cycles
5.0 Distinguished in all core dimensions

Overall Weighted Financial Assessment	4.3 Exceeded Expectations
(1)	Net revenues, earnings, earnings per share, and ROE reflect adjusted operating results, excluding unlocking and AOCI. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

Ameriprise Financial 2026 Proxy Statement | 49

Business and Strategic Performance Assessment (weighted 30%)

The Business and Strategic Performance measures consider progress in our five strategic focus areas and are designed to assess key non-financial accomplishments that contributed to the Company’s results during the year, consistent with our long-range plan. These measures are both quantitative and qualitative and are established and agreed upon by the Board at the beginning of the year. We measure business and strategic results against these targeted measures and outcomes for the Committee to evaluate performance at the conclusion of the year. Selected achievements are presented below.

• • •
Drive continued profitable growth of Advice & Wealth Management
•
Delivered strong, profitable growth, including a 13% increase in client assets to nearly $1.2 trillion, total client flows of more than $31 billion, and record advisor productivity of $1.1 million per advisor (+8%). Continued growth in wrap business to $670 billion and Ameriprise Bank, FSB, with assets exceeding $25 billion.
•
Sustained an exceptional, differentiated client and advisor experience, centered on goal-based advice, resulting in continued high client satisfaction of 4.9/5, and again achieved J.D. Power certification for outstanding customer service for phone support for clients and advisors. Recruited and onboarded 336 new, productive advisors while attracting quality novice advisors.
•
Continued to evolve product solutions to support client needs and goals and deepen relationships, including the launch of the Ameriprise® Signature Wealth Program and expanded banking solutions.
•
Continued to invest in and elevate our integrated technology platform, providing advisor efficiencies in meeting clients’ needs and scaling their practices for growth. Enhanced the client experience through expanded digital capabilities allowing personalized engagement and insights.

Drive growth and increase profitability of Global Asset Management
•
Generated strong business performance despite a challenging environment, growing assets under management and advisement to $721 billion, maintaining strong margins and increasing segment earnings by 10%. Drove increase in global retail gross flows, with competitive net flow rates vs. other U.S. active managers.
•
Produced strong, consistent investment performance across asset classes and time horizons, with 80% or more of retail funds above median for 3- and 10-year periods, and 103 Morningstar-rated 4- and 5-star funds globally, reflecting the depth of equity, fixed income and asset allocation capabilities.
•
Invested in new products and investment capabilities across a fee continuum, including active exchange-traded funds (“ETFs”), separately managed accounts (“SMAs”) and alternatives, while continuing to drive transformation efforts to deliver efficiencies and expense savings.
•
Continued strategic transformation of global operations, creating efficiencies and ongoing cost savings, and expanded use of generative AI within research to enhance productivity and identify insights.

Prudently grow and manage profitability of Retirement & Protection Solutions
•
Drove solid sales in Advice & Wealth Management to deliver more of clients’ retirement and protection needs, including $4.9 billion in variable annuity cash sales.
•
Prudently invested in product enhancements and efficiencies to increase service and underwriting processes.
•
Managed risk well and provided consistent source of free cash flow generation for investment and return of capital.

Invest for growth and re-engineer
•
Continued to invest significantly and strategically with more than $270 million allocated to support client needs and long-term growth, including new advisory platform, bank solutions, Columbia Threadneedle products, as well as AI to drive growth and efficiencies across the firm.
•
Re-engineered and enhanced operating models to drive efficiency and fund growth investments, delivering more than $170 million in expense savings through process redesign, optimized offshoring and outsourcing, and increased use of intelligent automation.
•
Continued to invest in our technology ecosystem that has led to industry-leading reliability, security and resiliency, including completion of our move to cloud infrastructure, which resulted in 99.9% system reliability.
•
Adapted to an evolving global regulatory landscape, maintaining a strong risk and control environment while supporting business growth and innovation.

Attract, engage, develop and retain talent
•
Maintained strong employee engagement and retention, with 83% favorable engagement scores and 96% retention of high-performing employees, reflecting key strengths in integrity, leadership effectiveness, respect and client focus.
•
Continued to operate responsibly with a focus on all stakeholders, earning recognition as one of the World’s Best Companies by both Forbes and TIME, a Best Place to Work on the 2025 Disability Equality Index, and recognized as military-friendly employer for the 12th consecutive year.
•
Continued to grow and leverage our global footprint, including India locations to support business unit and enterprise operations, drive growth, innovation and transformation. Ameriprise India received the “Great Place to Work” Certification for the 2nd year running.

50 | Ameriprise Financial 2026 Proxy Statement

Overall Business and Strategic Assessment

We believe that disclosing the components and individual targets incorporated in the Balance Sheet Quality and the Business and Strategic Performance objectives would result in competitive harm to the Company. Such disclosure could provide our competitors with insight regarding confidential business strategies without meaningfully adding to our shareholders’ understanding of the metric. In addition, the components of the metric were presented to and cross validated by both the Audit and Risk Committee and the Board of Directors.

	Performance Consideration	Weight	Performance Outcome	2025 Company Performance Outcome 4.2 – Exceeded Expectations AIA Executive Funding: 155%
	Financial	70%	Exceeded Expectations
	Business and Strategic	30%	Exceeded Expectations

Based upon the Company’s performance against its pre-established performance criteria, the Company earned an overall score of “4.2 – Exceeded Expectations,” which resulted in Annual Incentive Award Executive funding at 155% of target. The actual award for our Chairman and CEO was equal to the formulaic funding level, while awards to our other NEOs were allocated relative to the funding level after considering individual achievements, business unit performance and other leadership factors (see pages 53-56).

Ameriprise Financial 2026 Proxy Statement | 51

Ameriprise has Delivered the No.1 Total Shareholder Return in the S&P 500 Financials Index Since our Spin-Off in 2005*

	1-YR	5-YR	Since spin
AMP	-7%	172%	1,942%
S5FINL	15%	103%	247%
SPX	18%	96%	722%

Source: Bloomberg

*  Ranking calculated based on members of the S&P 500 Financials Index as of September 30, 2005 that were still members as of December 31, 2025.

52 | Ameriprise Financial 2026 Proxy Statement

2025 NEO Compensation and Performance Summary

Led by Mr. Cracchiolo, our executive team delivered strong results while navigating a changing and uncertain environment throughout the year. The annual cash and long-term awards provided to them reflect their consistency and ability to deliver record financial performance for our stakeholders, including our shareholders.

Both the annual and long-term awards provided to Mr. Cracchiolo and other NEOs were calculated (on the Company’s five-point rating scale) based on results achieved and according to the pre-established metrics and target level of performance for each financial and strategic business goal. Both the AIA and LTIA are within target ranges determined by the Compensation and Benefits Committee.

James M. Cracchiolo Chairman and Chief Executive Officer
2025 Compensation Decisions ($ in thousands)
Base Salary	$1,250
Annual Cash Incentive	$7,750
Long-Term Incentive Award	$22,000
Total Direct Compensation	$31,000

• • [1] at 53.3%, up 60 basis points year-over-year. •

Financial Performance

•
The company successfully navigated a fluid and dynamic operating and market environment to generate record financial results, reflecting overall strength of the business, ongoing expense discipline and effective capital management.
•
In 2025, the company set new highs for adjusted operating net revenues, earnings and earnings per diluted share, and continued to deliver a best-in-class return on equity[1] at 53.3%, up 60 basis points year-over-year.
•
Ameriprise has consistently generated strong shareholder value, and while TSR was pressured during 2025, the company continued to outperform financial services indices over longer-term timeframes, including 5-, 10-year and since spin.

Note: Figures exclude annual unlocking. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure start on page A-1.

(1)

“Best in class” refers to return on equity, excluding AOCI, relative to companies included in the S&P 500 Financials Index, based on available data as of September 30, 2025. The Company ranked in approximately the top 5% of that index.

Ameriprise Financial 2026 Proxy Statement | 53

Business and Strategic Performance

Generated substantial client and shareholder value, delivering strong annual results while advancing our long term growth objectives:

•
Led company strategy and execution to deliver financial results that were favorable to plan while advancing our long-term growth objectives and leveraging our integrated business model to provide revenue stability and consistency across market cycles.
•
Grew assets under management, administration and advisement to a record $1.7 trillion, up 11%. Drove continued profitable growth and maintained expense discipline to deliver a firm-wide margin of 26.9%.
•
In Advice & Wealth Management, delivered goal-based advice and our differentiated Ameriprise client experience to more than 3.5 million clients: increased total client assets 13% to nearly $1.2 trillion, drove $31.3 billion in client net flows, increased client acquisition in our target market, and grew bank assets to more than $25 billion, up 7% year over year.
•
Prudently managed the Retirement & Protection Solutions business to generate consistent returns and manage risk while supporting the Ameriprise client experience through high-quality income and protection products. Provided consistent source of free cash flow generation and return on capital to shareholders.
•
Grew Asset Management segment earnings by 10% and increased assets under management and advisement to $721 billion. Expanded product solutions to capture client flows globally (e.g. active ETFs and SMAs) while expanding alternative solutions (e.g. Credit Income Opportunities Fund, CLO equity). Optimized operating platform to outsource back-office and more fully leverage firm-wide operational capabilities.
•
Demonstrated excellent balance sheet fundamentals, while optimizing capital and liquidity capacity and proactively managing risk. Sizeable excess capital position of $2.1 billion provides organic and inorganic flexibility; opportunistically increased capital return to 88% of adjusted operating earnings to shareholders.

Fostered innovation, investments and continued transformation of the business:

•
Strong free cash flow generation allowed for significant investments in the business focused on key growth opportunities to meet client needs, including the launch of the Ameriprise Signature Wealth Program, Bank products, active ETFs, Cloud infrastructure, digital capabilities and AI.
•
Drove global transformation efforts to enhance operating model and drive efficiencies and set a strong foundation for future business growth, resulting in significant cost savings.
•
Invested in leading-edge technology capabilities and continued to differentiate the company in the marketplace. Supported large change agenda, enhanced critical infrastructure, continued to strengthen cybersecurity capabilities.
•
Continued expansion and leverage of Ameriprise India to provide global support and leadership and innovation.

Demonstrated continued dedication and commitment as 26-year leader of Ameriprise Financial:

•
Motivated experienced leadership team to elevate our performance driven culture, through strong stewardship, shared accountability, collaboration and trusted relationships.
•
Continued to meet and exceed clients’ evolving expectations and achieved 4.9 out of 5 client satisfaction scores.
•
Employees feel engaged and supported: employee survey results reported 83% strong engagement and 89% leader effectiveness. We continue to retain high-performing employees at 96%.
•
The exceptional management was increasingly recognized and appreciated in 2025, and we were recently recognized by TIME as one of America’s Most Iconic Companies, ranked first amongst diversified financial services firms.

54 | Ameriprise Financial 2026 Proxy Statement

Walter S. Berman Executive Vice President, Chief Financial Officer
2025 Compensation Decisions ($ in thousands)
Base Salary	$675
Annual Cash Incentive	$3,200
Long-Term Incentive Award	$5,500
Total Direct Compensation	$9,375

Business and Strategic Performance

•
Provided outstanding leadership and stewardship of the firm as CFO and continued to fortify the Company’s excellent financial foundation and drive sustained client and shareholder value. Maintained our focus on profitable growth, leading to Ameriprise delivering solid operating performance in net revenues, earnings, earnings per share and operating margin along with strong balance sheet liquidity and capital fundamentals.
•
Drove strong shareholder return: EPS up 12% and best-in-class ROE of 53.3%.
•
Continued to lead rigorous diagnostic operating capability within our decision process driven by our ability to optimize shareholder value across business and stress cycles.
•
Led integrated capital and risk management capabilities: improved operating capital position with excess capital at $2.1 billion and returned to shareholders $3.4 billion (88% of 2025 adjusted operating earnings) while proactively managing core balance sheet and Enterprise Risk Management fundamentals.
•
Leveraged and optimized our integrated business model to drive enterprise and segment profitability.
•
Partnered with senior leadership to deliver strong Advice & Wealth Management financial performance: total client assets increased 13% to nearly $1.2 trillion, realized $31 billion in client flows, and advisor productivity increased 8%.
•
Worked closely with Retirement & Protection Solutions to generate continued strong free cash flow while delivering product solutions to Advice & Wealth Management clients within established risk-return criteria.
•
In conjunction with Global Asset Management senior leadership, profitably grew the Asset Management business during a challenging environment, with earnings increasing 10% while continuing to enhance the business model to mitigate fee pressure and position the segment for future growth.
•
Drove investment of more than $270 million to support strategic business growth that advanced our capabilities and elevated our value proposition to meet the needs of clients and shareholders in a rapidly evolving regulatory environment.
•
Led firm-wide transformation and operational efficiency efforts to improve operating processes and prudently manage expenses, delivering over $170 million in savings, roughly $80 million of that driven from Asset Management.
•
Successfully managed significant regulatory, rating agency and accounting changes.

William F. Truscott Chief Executive Officer, Global Asset Management
2025 Compensation Decisions ($ in thousands)
Base Salary	$675
Annual Cash Incentive	$3,000
Long-Term Incentive Award	$5,000
Total Direct Compensation	$8,675

Business and Strategic Performance

•
Provided comprehensive and consistent leadership for the Company’s Global Asset Management business while evolving our operating model to drive efficiencies and support business growth. Remained focused on serving clients’ needs, expanding the solution set and delivering competitive investment performance for individual and institutional clients.
•
Increased assets under management and advisement to $721 billion during a period with industry headwinds and a mixed market environment with positive equity markets, mixed fixed income markets and elevated geopolitical risk throughout the year.
•
Grew earnings of the Asset Management segment by 10% that reflected a stable fee rate and well-managed expenses.
•
Drove increase in global retail gross flows, with competitive net flow rates compared to other U.S. active managers.
•
Worked closely with Investment leadership who earned recognition for strong investment performance.
o
Generated strong performance across all time periods, most notably with 80% or more of retail funds above median versus peers on an asset-weighted basis for 3- and 10-year time periods.
o
103 funds across Columbia Threadneedle Investments earned an overall Morningstar Rating of 4 or 5 stars.
o
Placed in the Top 15 of Barron’s annual best fund family rankings for investment performance for all three time periods (1-, 5- and 10-years); ranked #3 for best-performing firms (tax-exempt category).
•
Continued to drive global transformation efforts to deliver expense savings to support profitability and reallocate to growth initiatives, including outsourcing of global back-office operations and better leveraging global operational capabilities of Ameriprise.
•
Supported growth of investment capabilities across a fee continuum, including Active ETFs and SMAs, as well as alternative strategies, reflecting industry preferences and opportunities in the U.S., EMEA and APAC.
•
Grew model delivery AUA by 21% to a top eight position in the U.S.

Ameriprise Financial 2026 Proxy Statement | 55

Joseph E. Sweeney President, Advice & Wealth Management Products & Service Delivery
2025 Compensation Decisions ($ in thousands)
Base Salary	$650
Annual Cash Incentive	$2,325
Long-Term Incentive Award	$3,355
Total Direct Compensation	$6,330

Business and Strategic Performance

•
Delivered strong results while ensuring advisors have access to a robust suite of products and solutions to meet clients’ extensive and evolving needs. Provided strategic leadership to manage a complex regulatory environment and continued driving efficiencies and innovation to support the client-advisor relationship and drive business growth.
•
In partnership with Advice & Wealth Management executive leaders, drove profitable growth with total client assets increasing 13% to nearly $1.2 trillion with client inflows of $31 billion, demonstrating the strength of our client experience, solutions and capabilities.
•
Continued to evolve and strengthen our Wealth Management product solution set, including within investment advisory wrap with the launch of the Ameriprise Signature Wealth Program, one of the company’s most successful product launches, which earned strong client flows and contributed to growth in transactional activity across products.
•
Served as Chairman, Ameriprise Bank, FSB, and grew bank assets to more than $25 billion, up 7% year-over-year through introduction of new products to provide a full suite of banking products, including checking, fixed rate pledge loan and HELOC.
•
Helped engage advisors to grow their practices and productivity with adjusted operating net revenue per advisor increasing 8% to a record $1.1 million, reflecting continued strong advisor retention and satisfaction.
•
Continued to lead our Advice & Wealth Management award-winning service and operations team; Ameriprise again earned the prestigious J.D. Power Customer Service Certification for the seventh consecutive year for phone support for advisors and second consecutive year for clients.
•
Continued to grow Ameriprise India Operations, which provides important talent, innovation and support across the enterprise, generating $260 million in operating cost efficiencies.
•
Delivered strong governance contributions as a member of multiple domestic subsidiary boards of directors and multiple industry boards of directors and committees, including Securities Industry Financial Markets Association and American Securities Association.

William Davies* Executive Vice President and Global Chief Investment Officer
2025 Compensation Decisions ($ in thousands)
Base Salary	$876
Annual Cash Incentive	$2,406
Long-Term Incentive Award	$1,031
Total Direct Compensation	$4,313

*

Mr. Davies is based in the U.K. and his fixed compensation is comprised of salary (£350,000) and his fixed allowance (£300,000), which was payable in equal monthly installments. His annual cash incentive amount is comprised of his variable compensation in addition to his deferred variable compensation that is invested in Threadneedle Fund Deferrals.

Mr. Davies is compensated in Great British Pounds (“GBP”) which is converted into U.S. dollars (“USD”) for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2025 ($1.34795) was used to convert GBP into USD.

Business and Strategic Performance

•
Provided consistent and dedicated investment leadership to our Global Asset Management business while navigating global volatility to deliver solid investment performance for clients.
•
Delivered consistently competitive investment performance: 66%, 80%, 74%, and 82% of funds beating Lipper median performance for 1-, 3-, 5-, and 10-year on an asset weighted basis.
•
Investment teams received recognition for solid investment performance.
o
Continued to outperform in key strategies, with particular improvement in North American credit.
o
In total, 103 funds across Columbia Threadneedle Investments earned an overall Morningstar Rating of 4 or 5 stars.
o
Placed in the Top 15 of Barron’s annual best fund family rankings for investment performance for all three time periods (1-, 5- and 10-years); ranked #3 for best-performing firms (tax-exempt category).
•
In a challenging global market environment with fee pressure, partnered with retail and institutional sales teams to drive flows that were consistent with industry trends.
•
Continued to emphasize research intensity to maximize investment outcomes and adjust portfolios where appropriate.
•
Developed investment models to support the launch of Ameriprise Signature Wealth Program in Advice & Wealth Management.
•
Continued to expand use of generative AI within research department to enhance productivity.
•
In partnership with senior leadership, launched new products, including active exchange traded funds in North America and Columbia Threadneedle’s first in Europe, as well as the Credit Income Opportunities (interval) Fund and a CLO.

56 | Ameriprise Financial 2026 Proxy Statement

PSU Program

The PSU program is a three-year, cliff-vested compensation program that incentivizes senior leadership to achieve sustained levels of strong financial results, which are directly aligned to the long-term wealth creation of our clients and shareholders. Performance goals are set at the beginning of each three-year period for average return on equity and the earnings per share compound annual growth rate. PSU awards granted in January 2025 (to be paid in February 2028) used the same metrics, leverage, weighting and modifier structure as the 2023-2025 PSU awards with new performance goals set for the period.

2023-2025 PSU Award Earnout (Granted Jan. 2023)

The table below includes the return on equity and earnings per share goals and how they correlate to target and maximum award payouts. Results in between those points are interpolated. Actual performance resulted in the awards being earned at 145% of target before application of the total shareholder return modifier.

Award Leverage	Average Return on Equity	Earnings Per Share Compound Annual Growth Rate
2023-2025 Actual (excluding Unlocking)	51.9%	17.2%
Maximum (150%)	48.9% or above	18.1% or above
Target (100%)	41.9%	14.1%
Performance Rating (pre-TSR modifier)	150%	139%

The PSU Awards granted in January 2023 (paid in February 2026) have a payout of 145% of target based on return on equity and earnings per share performance, with a total shareholder return modifier of up to 25 percentage points. The total shareholder return modifier will either increase or decrease the leverage for a total maximum payout of 175% of target, if achieved. For each percentile Ameriprise is above or below median of the TSR of the S&P 500 Financials Index, the leverage is increased or decreased by 1 percentage point, with an impact of no more than 25 percentage points. The Company’s total shareholder return performance for the 2023-2025 period ranked 25 out of 59 firms in the S&P 500 Financials index1F or 8 percentage points above median, resulting in +8% TSR adjustment and a total payout of 153%.

Similar to our incentive awards, in evaluating the performance goals at the end of each period, the Compensation and Benefits Committee may positively or negatively adjust for certain approved predefined factors that were unknown or uncontrollable at the time goals were set, including changes in accounting principles, and for equity market performance and interest rates that are outside of pre-established ranges. For the 2023-2025 period, the Committee adjusted for equity market performance and interest rates outside of pre-established ranges, as well as severance and severance program related expenses related to the Company’s business transformation initiatives to improve operational efficiency and effectiveness in 2024. In addition, targets were adjusted for impacts related to the restatement of the Company’s financial statements due to the new required Long-Duration Targeted Improvements (“LDTI”) accounting standard, effective January 1, 2023.

(1)	Source: Bloomberg – 12/31/2020 to 12/31/2025

Ameriprise Financial 2026 Proxy Statement | 57

Compensation Policies and Practices

Compensation Governance Practices

We are committed to ensuring that our executive compensation program and practices are grounded in sound governance principles demonstrated by the key features of our program and by practices in which we do not engage.

What We Do	What We Don’t Do

    Incorporate sound risk management and risk avoidance in our incentive plan design

    Robust stock ownership guidelines (10x base salary for CEO and 4x for other NEOs) and requirement for executives to hold a significant portion of stock once vested

    Require a “double trigger” to vest in long-term awards following a change in control

    Regularly review the governance of our programs and make revisions to align with market best practices

    Majority of NEO pay is performance based (95% for CEO, 89% for other NEOs)

    95% of CEO compensation is at risk; 76% of incentives are long-term

    Substantive shareholder engagement program to seek and incorporate feedback

    Clawback policies include recovery triggers for certain material noncompliance with any financial reporting requirement and for material misconduct

    Half of equity awards granted as performance shares, with vesting contingent on further three-year performance period

x

No employment agreements*

x

No gross-ups for potential excise taxes

x

No repricing of stock options without shareholder approval

x

No hedging against the decline in the value of our stock or pledging our stock as security for a loan

x

No special executive retirement arrangements

x

No perquisite allowance

*	Employee agreements are not in place for any executive, except where required by the local regulations (e.g., U.K.).

Stock Ownership and Retention Guidelines

The Compensation and Benefits Committee has established and maintains stock ownership and retention guidelines for our senior leaders to ensure their interests remain closely aligned with the long-term interests of our shareholders. We believe this strong commitment to stock ownership will continue to play a significant role in driving our success and creating long-term value.

Executive	Guideline	Ownership(1)
CEO	10 times base salary	97.3 times base salary
Other NEOs	4 times base salary	16.7 times base salary, on average
(1)	Based on ownership as of February 28, 2026.

Shares that count toward the ownership guideline include those owned directly and any shares or phantom stock units held in qualified or nonqualified plans. Shares underlying outstanding stock options, unearned PSUs, and unvested RSUs do not count towards the ownership guideline.

To ensure achievement of the ownership goals, executive officers who have not yet attained the required ownership level must retain 75% of any stock received upon vesting or exercise of stock options (net of shares withheld for taxes or exercise costs) until the ownership guideline is achieved.

As of February 28, 2026, our CEO and each of our NEOs have exceeded the stock ownership requirements.

Clawback Policy

In order to comply with New York Stock Exchange listing rules, the Company adopted a clawback policy that provides if Ameriprise is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, Ameriprise must (with limited exceptions) recover from any current or former Section 16 officer’s incentive-based compensation that was erroneously granted, earned or vested during the three years before the date such restatement was required. The new policy is effective for incentive compensation received on or after October 2, 2023.

58 | Ameriprise Financial 2026 Proxy Statement

In addition, the Company maintains a clawback policy that covers the entire Executive Leadership Team and gives the Committee the authority to recoup incentive compensation if the executive is found to have engaged in certain types of material misconduct, in addition to certain cases involving an accounting restatement. The new provision is effective for incentive awards made on or after January 1, 2020.

Post-Employment Compensation and Benefits

We do not enter into individual employment, severance or change in control agreements with our NEOs, except where required by the local regulations or practices (e.g., Mr. Davies’ terms of employment reflect applicable legal requirements and practice in the U.K.). Instead, the rights of our NEOs to post-employment compensation and benefits are covered by our compensation and benefit plans. Under this plan approach, the post-employment compensation and benefits of our U.S.-based NEOs are established uniformly and separately from the other compensation elements.

Our use of a plan approach provides many benefits when compared to entering into individual employment agreements with each NEO. In most instances, this method ensures consistent terms and provisions and allows us the flexibility to amend or change our practices in response to market trends and best practices. As part of the Committee’s ongoing review of the Company’s programs, the Committee’s independent consultant reviews our post-employment provisions on an annual basis.

Under our U.S. Senior Executive Severance Plan, severance benefits may become payable only in the event of certain involuntary terminations or if an executive is involuntarily or constructively terminated within two years following a change in control. We offer severance benefits upon certain limited involuntary terminations outside the executive officer’s control because we believe that the severance benefits provide income continuity, which results in greater management stability and minimized turnover.

Additionally, we have provisions designed to ensure that executives’ interests remain aligned with the interests of shareholders should a change in control occur. We believe that this “double trigger” requirement for qualifying terminations following a change in control maximizes shareholder value because it ensures our NEOs do not receive an unintended windfall by receiving a severance payment while maintaining their positions following a change in control.

Additional information regarding each element of our post-employment provisions, as well as detailed information on these benefits and the value of potential payments that our NEOs would receive in various scenarios, is provided in the section Potential Payments Upon Termination or Change of Control for Named Executive Officers, beginning on page 69.

Risk and Incentive Compensation

The Committee is responsible for oversight of our incentive compensation arrangements, including their alignment with sound risk management, long-term value creation, and compliance with applicable regulations. Management, through a cross-functional team that includes representatives from business units, as well as our human resources, finance, risk and legal departments, conducts an annual internal review of our executive and non-executive incentive compensation programs, policies and practices. As part of this review, the team evaluates: (i) the various design features and characteristics of Company-wide and business-unit-level compensation policies and programs; (ii) the performance measures used at both the Company and business unit levels; (iii) approval mechanisms and governance processes for all incentive programs; and (iv) internal controls and other mechanisms intended to mitigate the potential for imprudent risk-taking. The objective of this review is to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company. The results of this review are shared with the Compensation and Benefits Committee and Audit and Risk Committee.

As we do every year, the Committee and management reviewed and discussed the structure of the Company’s compensation programs and practices and whether they are reasonably likely to have an adverse material effect on the Company. Following its conversations with management and Semler Brossy, the Committee’s independent compensation consultant, the Compensation and Benefits Committee concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

The Committee reached this conclusion after considering several structural and governance features of our incentive compensation structure that are designed to mitigate risk, including but not limited to:

●	Balanced compensation design that incorporates a mix of long- and short-term incentives, cash and equity compensation, and fixed and variable compensation, with an emphasis on long-term performance for most roles (other than certain sales and sales management positions, where short-term elements are common in the market and paired with appropriate business controls to moderate risk);
●	Performance goals that we believe are appropriately calibrated in light of past performance, current market conditions and the Company’s strategic objectives;
●	Internal controls, budgeting processes and verification mechanisms that limit the potential for manipulation of performance results;
●	Stock ownership and retention guidelines for our senior leaders that call for significant stock ownership and align the interests of our senior leaders with the long-term interests of our shareholders;

Ameriprise Financial 2026 Proxy Statement | 59

●	A clawback policy for current or former Section 16 officers, which requires Ameriprise to recover (with limited exceptions) incentive-based compensation that was erroneously granted, earned or vested during the three years before the date such restatement was required.
●	An additional clawback policy for the Executive Leadership Team, which specifies the circumstances under which the Committee may exercise its discretion, to the extent permitted by law, to seek the reimbursement or forfeiture of certain cash or equity awards granted;
●	CEO discretion, where appropriate and except with respect to NEO compensation, to adjust plans throughout the year in response to significant business developments or unexpected events; and
●	Prohibitions on hedging, including a policy prohibiting our directors and management employees from hedging against a decline in the value of our stock.

Also, at the request of the Compensation and Benefits Committee and consistent with our annual processes, its independent compensation consultant conducted a risk review and assessment of the Company’s executive compensation program in which the NEOs participate. In completing this review, the consultant considered such factors as: mix of total compensation; weighted performance metrics; equity incentive grant types and design; stock ownership guidelines; clawback policies; and performance assessment processes, among others.

The Committee determined, taking into account the consultant’s review, the discussions with management and the report provided by management that our executive compensation program includes numerous risk-mitigating factors and does not contain features that induce imprudent risk taking.

Equity Grant Practices and Procedures

The Committee has adopted a Long-Term Incentive Awards Policy that details the policies and procedures we use to grant stock options, RSUs, PSUs and other share-based awards. The policy covers, among other topics: who has the authority to make grants; when grants may be made and when they become effective; required documentation; and our policy for making grants when the Committee or our CEO is aware of material nonpublic information about us or our securities. In order to eliminate the opportunity to manipulate the timing of equity awards based on either positive or negative nonpublic material information and to provide our shareholders with clearer and more candid disclosure about our timing of equity award grants, the policy establishes a fixed schedule of the permissible dates for the grant of equity awards.

Furthermore, the policy provides that the Committee and our Chairman and Chief Executive Officer will make grants to be effective as of the scheduled permissible grant dates regardless of whether they are aware of either positive or negative nonpublic material information about Ameriprise Financial or our securities at the time that they approve the grants. A copy of this policy is available on our website on the Governance Overview page at ir.ameriprise.com. That site also includes an expected schedule of equity award grant dates for 2026, and we plan to update for future years’ grant date schedules. The Committee adopted the policy to document in one place the practices and procedures to be followed in making equity grants, and to provide transparency to our shareholders concerning our grant practices.

The Committee does not consider gains or losses from long-term and equity incentive awards made in prior years, such as stock option exercises and RSU vesting, in determining new incentive awards. The Committee believes that reducing or limiting current stock option grants, RSUs or other forms of compensation because of prior gains realized by an executive officer would unfairly penalize the officer for high past performance and reduce the motivation for continued high achievement.

Other Considerations

Our incentive compensation programs have historically been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the Committee considers the tax and accounting consequences of using various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences for the Company.

Accounting rules govern how to value stock and option awards as of the date of grant, and when those awards are to be recognized as compensation expense. Under the current accounting standard, we calculate the full grant date value of awards using a variety of assumptions. This calculation is performed for accounting purposes, as an executive officer may never realize any value from the award. This may happen when the value of a share of stock subject to an option falls below the exercise price of the option and remains below the exercise price, rendering the option worthless to the executive. In the case of such options, we recognize accounting expense even though the executive officer may never realize any value from the options.

60 | Ameriprise Financial 2026 Proxy Statement

Supplemental Total Direct Compensation Table

The Securities and Exchange Commission’s rule for when equity awards are reported in the Summary Compensation Table results in a one-year lag between the time the equity awards are granted and when they are reported. As a result of the time lag, the equity awards granted in 2026 will not appear in the Summary Compensation Table (see page 62) until our 2027 Annual Meeting proxy statement. We believe that the supplemental table below more clearly reflects our pay-for-performance philosophy, and the compensation decisions made by the Compensation and Benefits Committee for the chief executive officer and the other named executive officers for each performance year shown.

			Annual Cash	Long-Term
			Incentive	Incentive	Total Direct
	Performance	Salary	Awards	Awards(1)	Compensation
	Year	($)	($)	($)	($)
James M. Cracchiolo	2025	1,250,000	7,750,000	22,000,000	31,000,000
Chairman and Chief Executive Officer	2024	1,250,000	8,500,000	19,000,000	28,750,000
	2023	1,250,000	8,375,000	16,000,000	25,625,000
Walter S. Berman	2025	675,000	3,200,000	5,500,000	9,375,000
Executive Vice President, Chief Financial Officer	2024	675,000	3,325,000	5,000,000	9,000,000
	2023	675,000	3,230,000	4,500,000	8,405,000
William F. Truscott	2025	675,000	3,000,000	5,000,000	8,675,000
Chief Executive Officer, Global Asset Management	2024	675,000	3,040,000	4,300,000	8,015,000
	2023	675,000	2,700,000	3,625,000	7,000,000
Joseph E. Sweeney	2025	650,000	2,325,000	3,355,000	6,330,000
President, Advice & Wealth Management Products and Service Delivery	2024	644,233	2,380,000	3,000,000	6,024,233
	2023	600,000	2,040,000	2,575,000	5,215,000
William Davies(2)	2025	876,168	2,406,091	1,031,182	4,313,440
Executive Vice President and Global Chief Investment Officer	2024	813,735	2,322,274	995,260	4,131,270
	2023	828,523	2,061,109	883,332	3,772,964
(1)	This column shows the grant date fair value for stock options and restricted stock units and the target value as of the grant date for Performance Share Units (“PSUs”).
(2)

Mr. Davies’ fixed compensation is comprised of salary (£350,000) and his fixed allowance (£300,000), which were payable in equal monthly installments. His annual cash incentive amount is comprised of three components: £510,000 paid in cash in February 2026; £510,000 delivered in fully vested fund-linked units with a six-month holding period and delivered in cash in August 2026; and £765,000 invested into Threadneedle Fund Deferrals, fund-linked instruments vesting in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant and subject to a six-month holding period between vesting and delivery in cash.

Mr. Davies is compensated in GBP, which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2025 ($1.34795), December 31, 2024 ($1.25190), and December 31, 2023 ($1.27465) was used to convert GBP into USD.

Ameriprise Financial 2026 Proxy Statement | 61

Compensation Tables

Summary Compensation Table

The following table contains compensation information for our chief executive officer, chief financial officer, and the three other executive officers who were the most highly compensated for the year ended December 31, 2025.

						Change in
						Pension
						Value and
					Non-Equity	Non-Qualified
					Incentive	Deferred
			Stock	Option	Plan	Compensation	All Other
		Salary	Awards	Awards	Compensation	Earnings	Compensation	Total
Name & Principal Position	Year	($)	($)(1)	($)(1)	($)(2)	($)(3)	($)(4)	($)
James M. Cracchiolo	2025	1,250,000	5,510,000	3,990,000	7,750,000	2,186,112	642,356	30,828,468
Chairman and Chief			9,500,000
Executive Officer	2024	1,250,000	4,640,000	3,360,000	8,500,000	1,664,769	729,446	28,144,215
			8,000,000
	2023	1,241,364	4,640,000	3,360,000	8,375,000	1,936,713	824,954	28,378,031
			8,000,000
Walter S. Berman	2025	675,000	1,350,000	1,150,000	3,200,000	1,018,877	185,706	10,079,583
Executive Vice President,			2,500,000
Chief Financial Officer	2024	675,000	1,215,000	1,035,000	3,325,000	794,950	199,260	9,494,210
			2,250,000
	2023	675,000	1,215,000	1,035,000	3,230,000	875,241	183,298	9,463,539
			2,250,000
William F. Truscott	2025	675,000	1,161,000	989,000	3,000,000	533,514	280,697	8,789,211
Chief Executive Officer,			2,150,000
Global Asset Management	2024	675,000	978,750	833,750	3,040,000	372,431	251,508	7,963,939
			1,812,500
	2023	675,000	1,053,000	897,000	2,700,000	477,715	180,672	7,933,387
			1,950,000
Joseph E. Sweeney(5)	2025	650,000	810,000	690,000	2,325,000	544,812	136,121	6,655,933
President, Advice &			1,500,000
Wealth Management	2024	644,233	695,250	592,250	2,380,000	382,192	146,614	6,128,039
Products and Service Delivery			1,287,500
	2023	600,000	675,000	575,000	2,040,000	464,998	121,184	5,726,182
			1,250,000
William Davies(6)	2025	876,168	268,109	228,389	2,406,091	8,200	35,286	4,318,739
Executive Vice President			496,497
Global Chief Investment Officer	2024	813,735	237,667	202,457	2,322,274	380,504	34,059	4,430,820
			440,124
	2023	828,523	241,963	206,116	2,061,109	349,305	31,504	4,166,599
			448,079

(1)	The numbers in these columns are not the grant date fair value of restricted stock units, performance share units (“PSUs”), and stock options awarded to the named executive officer for 2025 performance. These amounts represent the grant date fair value of restricted stock units, PSUs, and stock options for 2024 performance, but granted on January 31, 2025. For 2025, there are two amounts listed in the stock awards column. The top number is the restricted stock units earned for 2024.. The bottom number is the PSU award granted at target for 2024. The actual number of PSUs that will be earned at the vesting date is dependent upon future Company performance and the PSU awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points. The Company calculates the grant date fair value of restricted stock units, PSUs, and stock options in accordance with the applicable accounting rules. The grant date fair value represents the total compensation expense that the Company will recognize for restricted stock units and stock options whereas the total compensation expense for PSUs will ultimately be the market value as of the vesting date.
●	The Company calculates the grant date fair value of restricted stock units, PSUs, and stock options in accordance with the applicable accounting rules. The grant date fair value represents the total compensation expense that the Company will recognize for restricted stock units and stock options whereas the total compensation expense for PSUs will ultimately be the market value as of the vesting date.
●	For the grant date fair value of restricted stock units, we use the closing share price on the grant date which takes into account future dividends to be paid on restricted shares. Those dividends will be the same as those paid to other shareholders. Mr. Davies received Ameriprise Financial Deferred Stock Units (“DSU”)

62 | Ameriprise Financial 2026 Proxy Statement

which function similarly to restricted stock units. Dividends on DSUs are accrued within the Threadneedle Deferral Plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.
●	For the grant date fair value of PSU awards, we use the closing share price on the grant date which takes into account future dividend equivalents to be paid on PSUs once fully vested and earned. Those dividend equivalents will be the same as those paid to other shareholders over the three-year performance period. The value of the PSUs on the grant date assuming that the maximum performance conditions will be achieved is: Mr. Cracchiolo ($16,625,000); Mr. Berman ($4,375,000); Mr. Truscott ($3,762,500); Mr. Sweeney ($2,625,000); and ($868,870) for Mr. Davies.
●	In order to calculate the grant date fair value of stock options, we use the Black-Scholes option pricing model. For the stock options that became effective on January 31, 2025, we used the following assumptions for purposes of the Black-Scholes option pricing model: (i) an expected life of 5 years for each option; (ii) a dividend yield of 1.50%; (iii) an expected stock price volatility of 31.3%; and (iv) a risk-free rate of return of 4.32%. Mr. Davies received Ameriprise Financial Deferred Stock Options (“DSO”), which function similarly to stock options and are deemed appropriate and approved by the Committee.
(2)	This column represents the non-equity incentive plan compensation earned by the named executive officers whether paid or deferred. For 2025, this number is the cash incentive award that was earned for 2025 performance. For 2024, this number is the cash incentive award that was earned for 2024 performance. For 2023, this number is the cash incentive award that was earned for 2023 performance.
(3)	The 2025 amounts represent the changes in pension value for calendar year 2025 under the Company’s retirement plans. Annual amounts for Mr. Cracchiolo, Mr. Berman, Mr. Truscott and Mr. Sweeney increased compared to 2024, primarily because discount rates declined between year-end 2024 and year-end 2025. The changes in pension value are also attributable to new Company contributions and earnings on existing account balances. The dollar amounts shown are not part of total direct compensation. See the “Pension Benefits in 2025” table on page 68 for additional information, including the present value assumptions used in this calculation.
(4)	The 2025 amounts disclosed for All Other Compensation primarily consist of: (i) employer contributions under the Ameriprise Financial 401(k) Plan for the U.S.-based NEOs and to a non-U.S. defined contribution plan; (ii) a Company matching contribution on voluntary deferrals of the 2025 cash incentive award under the deferred compensation plan that are credited in the form of deferred share units; (iii) waiver of fees otherwise charged on investments made in certain Seligman hedge funds; (iv) the incremental cost associated with certain personal use of the aircraft ($163,622) and Company-provided vehicle and driver ($13,733), and home security ($16,755), as required by the Company’s security program (discussed below); (v) club membership fees which are used primarily for business purposes; (vi) Company reimbursement of spousal travel and meals for certain Company events; (vii) gifts provided in conjunction with Company events; and (vii) reimbursement of certain phone and internet services and wellness services incurred by our named executive officers. As a part of the CEO security program approved by the Compensation and Benefits Committee, the Company provided Mr. Cracchiolo with the following: home security system monitoring and maintenance for his personal residences; use of a car and driver for business and commuting purposes and use of our corporate aircraft by Mr. Cracchiolo and others for business and personal travel.

For purposes of calculating the 2025 incremental cost for use of the car and driver, a per mile rate was determined using vehicle maintenance, fuel, and toll expenses and applying the calculated rate to all miles associated with commuting or personal use. The Company used the following methodology for determining the incremental cost for personal usage of the corporate aircraft: (a) when used solely for personal travel, an hourly flight rate (that considers fuel, maintenance, and miscellaneous flight costs) plus any direct expense associated with in-flight catering is applied; and (b) when others accompany executives during regular business travel, the incremental cost reflects those direct expenses associated with in-flight catering only. For purposes of calculating the incremental cost of the personal use of corporate aircraft during 2025, the following per flight hourly costs were used, rounded to the nearest dollar: $6,761 or $7,251, depending upon the aircraft used.

●	The following table shows the breakout of the major categories of All Other Compensation for the year ended December 31, 2025

	Company	Matching
	Contributions	Contributions	Private
	to Defined	to Deferred	Investment	Security	Club
	Contribution	Compensation	Fund Fee	Related	Membership
	Plans	Plan	Reimbursements	Amounts	Dues
Name	($)	($)	($)	($)	($)
James M. Cracchiolo	17,500	387,500	—	194,110	30,396
Walter S. Berman	17,500	160,000	—	—	—
William F. Truscott	17,500	150,000	113,197	—	—
Joseph E. Sweeney	17,500	116,250	—	—	—
William Davies	25,880	—	—	—	—

(5)	Mr. Sweeney has decided to retire from the Company on April 3, 2026.
(6)	Since Mr. Davies is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including the UCITS V Remuneration Code (SYSC 19E) and the MIFIDPRU Remuneration Code (SYSC 19G), both of which fall under the Financial Conduct Authority (“FCA”).

These requirements include that at least 60% of his variable compensation is deferred and that half of the award is delivered in instruments linked to funds with a six-month holding period. The deferred portion of Mr. Davies’ variable compensation is split as follows:

●	50% into Threadneedle Fund Deferrals, fund-linked instruments vesting in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant and subject to a six-month holding period between vesting and delivery in cash;
●	13.5% in Deferred Stock Units, vesting in three equal parts at 12, 24 and 36 months from the date of grant and delivering shares of common stock in Ameriprise Financial, Inc.;
●	11.5% in Deferred Stock Options, vesting in three equal parts at 12, 24 and 36 months from the date of grant and delivering options in shares of common stock in Ameriprise Financial, Inc. with a 10 year life; and
●	25% in PSUs.

Dividends on Deferred Stock Units are accrued within the Threadneedle Deferral Plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.

The remaining 40% of Mr. Davies’ variable compensation is split equally in two halves. The first half is paid in cash in February following the year in which the compensation is earned. The other half is delivered in fully vested fund-linked units with a six-month holding period, paid in cash in August following the year in which the compensation is earned. For example, amounts earned related to 2025 performance are paid 50% in February 2026 and 50% in August 2026.

Mr. Davies’ fixed compensation is comprised of salary (£350,000) and his fixed allowance (£300,000), which was payable in equal monthly installments.

The amount displayed in the Non-Equity Incentive Plan Compensation column is inclusive of his:

●	Variable compensation earned during 2025 that is split equally with half being paid in cash in February 2026 and half delivered in fully vested fund-linked units with a six-month holding period and delivered in cash in August 2026, plus
●	His deferred variable compensation that is invested in Threadneedle Fund Deferrals.

Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2025 ($1.34795), December 31, 2024 ($1.25190), and December 31, 2023 (1.27465) was used to convert GBP into USD. Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2024 ($1.25190), December 31, 2023 ($1.27465), and December 31, 2022 (1.20895) was used to convert GBP into USD.

Ameriprise Financial 2026 Proxy Statement | 63

Grants of Plan-Based Awards in 2025

The table below shows the long-term incentive and equity awards made to our named executive officers in 2025. These awards were based on 2024 performance and funded from the 2024 total incentive pool. Stock options will not have value unless there is an increase in share price above the option exercise price. PSU and cash awards will not have value unless minimum performance results are achieved. The Compensation and Benefits Committee approved the awards at its meeting held on January 28, 2025. The awards became effective as of the grant date shown in the table.

								All Other	All Other
					Estimated Future Payouts Under			Stock Awards	Option Awards	Exercise
		Estimated Future Payouts Under			Equity Incentive Plan Awards and			(# of Shares of	(# of Securities	Base Price	Grant Date
		Non-Equity Incentive Plan Awards(1)			Performance Awards(2)			Stock or	Underlying	of Option	Fair Value
	Grant	Threshold	Target	Maximum		Target	Maximum	Units)	Options)	Awards	of Awards
	Date	($)	($)	($)	Threshold	(#)	(#)	(#)(3)	(#)(4)	($/share)(5)	($)(6)
James M. Cracchiolo		—	5,000,000	8,750,000
	1/31/2025				NA	17,483	30,595				9,500,000
	1/31/2025							10,140			5,510,000
	1/31/2025								24,258	543.36	3,990,000
Walter S. Berman		—	2,000,000	3,500,000
	1/31/2025				NA	4,601	8,052				2,500,000
	1/31/2025							2,484			1,350,000
	1/31/2025								6,991	543.36	1,150,000
William F. Truscott		—	2,000,000	3,500,000
	1/31/2025				NA	3,956	6,923				2,150,000
	1/31/2025							2,136			1,161,000
	1/31/2025								6,013	543.36	989,000
Joseph E. Sweeney		—	1,500,000	2,625,000
	1/31/2025				NA	2,760	4,830				1,500,000
	1/31/2025							1,490			810,000
	1/31/2025								4,195	543.36	690,000
William Davies		—	1,347,950	2,358,913
	1/31/2025				NA	913	1,598				496,497
	1/31/2025							493			268,109
	1/31/2025								1,388	543.36	228,389

(1)	Represents the potential threshold, target, and maximum payout opportunities under the 2025 annual incentive award. Actual amounts the NEOs earned are reflected in the summary Compensation Table. More information on the 2025 annual incentive awards is provided in the CD&A on page 44.
(2)	This represents the number of PSUs awarded. These awards are scheduled to vest at the end of a three-year performance period and the number of PSUs that will be earned will be based on earnings per share growth, average return on equity, and relative total shareholder return performance. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.
(3)	This represents the number of restricted shares awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year. Under the Threadneedle Deferred Plan, Mr. Davies received Ameriprise Financial Deferred Stock Units (“DSU”) which for Mr. Davies function similarly to the restricted shares awards to U.S.-based NEOs. The grant price is equal to the closing market price of Ameriprise Financial stock on the grant date.
(4)	This represents the number of stock options awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year. Under the Threadneedle Deferred Plan, Mr. Davies received Ameriprise Financial Deferred Stock Options (“DSO”) which function similarly to stock options to U.S.-based NEOs.
(5)	The exercise price is equal to the closing market price of Ameriprise Financial stock on the grant date.
(6)	These amounts are the grant date fair value of the stock options, restricted stock units, deferred stock units, and performance awards as represented by the total ASC 718 compensation expense that will be recognized for these awards. Ameriprise Financial uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. The assumptions used in the Black-Scholes model for grants made on January 31, 2025 were: (i) an expected life of 5 years for each option; (ii) a dividend yield of 1.50%; (iii) an expected stock price volatility of 31.3%; and (iv) a risk-free rate of return of 4.32%.

64 | Ameriprise Financial 2026 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2025

The following table contains information regarding outstanding equity awards held by the named executive officers as of December 31, 2025.

	Option Awards(3)						Stock Awards(4)
		Number of		Number of
		Securities		Securities					Number of	Market
		Underlying		Underlying				Number of	Unearned	Value of
		Unexercised		Unexercised				Shares or	Performance	Shares or
		Option		Option	Option			Units of	Share Units	Units of
	Option	Shares		Shares	Exercise	Option	Stock	Stock That	of Stock That	Stock That
	Grant	Exercisable		Unexercisable	Price	Expiration	Grant	Have Not	Have Not	Have Not
	Date(1)	(#)		(#)	($/Share)	Date	Date(1)	Vested (#)	Vested (#)(5)	Vested ($)(6)
James M. Cracchiolo	01/31/2020	52,932	(2)		165.41	01/31/2030	01/27/2023	4,490		2,201,627
	01/29/2021	52,415	(2)		197.87	01/29/2031	01/27/2023		23,225	11,388,147
	01/28/2022	33,919	(2)		298.09	01/28/2032	01/26/2024	7,903		3,875,157
	01/27/2023	22,432		11,216	344.45	01/27/2033	01/26/2024		20,439	10,022,059
	01/26/2024	9,922		19,844	391.40	01/26/2034	01/31/2025	10,140		4,972,048
	01/31/2025	—		24,258	543.36	01/31/2035	01/31/2025		17,483	8,572,614
Walter S. Berman	01/31/2020	10,905	(2)		165.41	01/31/2030	01/27/2023	1,177		577,130
	01/29/2021	23,206	(2)		197.87	01/29/2031	01/27/2023		6,532	3,202,901
	01/28/2022	12,859	(2)		298.09	01/28/2032	01/26/2024	2,070		1,015,004
	01/27/2023	6,908		3,456	344.45	01/27/2033	01/26/2024		5,748	2,818,474
	01/26/2024	3,056		6,113	391.40	01/26/2034	01/31/2025	2,484		1,218,005
	01/31/2025	—		6,991	543.36	01/31/2035	01/31/2025		4,601	2,256,054
William F. Truscott	01/29/2021	18,276	(2)		197.87	01/29/2031	01/27/2023	1,019		499,656
	01/28/2022	10,716	(2)		298.09	01/28/2032	01/27/2023		5,661	2,775,815
	01/27/2023	5,988		2,994	344.45	01/27/2033	01/26/2024	1,667		817,397
	01/26/2024	2,462		4,924	391.40	01/26/2034	01/26/2024		4,630	2,270,274
	01/31/2025	—		6,013	543.36	01/31/2035	01/31/2025	2,136		1,047,366
							01/31/2025		3,956	1,939,785
Joseph E. Sweeney	01/31/2020	17,730	(2)		165.41	01/31/2030	01/27/2023	653		320,192
	01/29/2021	11,324	(2)		197.87	01/29/2031	01/27/2023		3,628	1,778,954
	01/28/2022	6,286	(2)		298.09	01/28/2032	01/26/2024	1,184		580,563
	01/27/2023	3,838		1,920	344.45	01/27/2033	01/26/2024		3,289	1,612,728
	01/26/2024	1,748		3,498	391.40	01/26/2034	01/31/2025	1,490		730,607
	01/31/2025	—		4,195	543.36	01/31/2035	01/31/2025		2,760	1,353,338
William Davies(7)	01/27/2023	1,376		688	344.45	01/27/2033	01/27/2023	244		119,578
	01/26/2024	597		1,196	391.40	01/26/2034	01/27/2023		1,300	637,442
	01/31/2025			1,388	543.36	01/31/2035	01/26/2024	415		203,677
							01/26/2024		1,124	551,142
							01/31/2025	499		244,790
							01/31/2025		913	447,680

(1)	For better understanding of this table, we have included additional columns showing the grant date of stock options, restricted stock, and PSUs.
(2)	These stock options are fully vested. The vesting schedule for these stock options was disclosed in the tables from prior proxy statements.
(3)	Stock options vest according to the following:
Option Grant Date	Vesting Schedule	Remaining Vesting Dates
01/27/2023	33.33% vests each year for three years beginning one year from date of grant	01/27/2026
01/26/2024	33.33% vests each year for three years beginning one year from date of grant	01/26/2026 and 01/26/2027
01/31/2025	33.33% vests each year for three years beginning one year from date of grant	01/31/2026, 01/31/2027, and 01/31/2028
(4)	Restricted stock and deferred stock units vest according to the following:
Restricted Stock Grant Date	Vesting Schedule	Remaining Vesting Dates
01/27/2023	33.33% vests each year for three years beginning one year from date of grant	01/27/2026
01/26/2024	33.33% vests each year for three years beginning one year from date of grant	01/26/2026 and 01/26/2027
01/31/2025	33.33% vests each year for three years beginning one year from date of grant	01/31/2026, 01/31/2027, and 01/31/2028
(5)	PSUs cliff vest at the end of the three-year performance period (e.g., the PSUs granted in 2025 will vest on the payout date in January 2028) and are subject to the achievement of the established performance measures. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.
(6)	The market value of restricted stock and PSUs is based on a market closing price on the New York Stock Exchange of $490.34 on December 31, 2025.
(7)	Mr. Davies received Ameriprise Financial Deferred Stock Options and Deferred Stock Units under the Threadneedle Deferral Plan instead of stock options and restricted stock which function similarly to stock options and restricted share units to U.S.-based NEOs. Dividends on Deferred Stock Units are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.

Ameriprise Financial 2026 Proxy Statement | 65

Option Exercises and Stock Vested in 2025

The following table contains all stock option exercises and vesting events of restricted stock units and PSUs for all named executive officers during fiscal year 2025.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise (#)	on Exercise ($)(1)	Vesting (#)	on Vesting ($)(2)
James M. Cracchiolo			50,816	28,979,021
Walter S. Berman			16,777	9,572,928
William F. Truscott	28,546	9,738,753	13,991	7,983,074
Joseph E. Sweeney			8,366	4,772,293
William Davies(3)			1,398	795,131

(1)	Amounts reflect the difference between the exercise price and the market price of our common stock at the time of exercise.
(2)	Amounts reflect the market value of our common stock on the vesting dates of the Stock Awards and Performance Share Units.
(3)	Under the Threadneedle Deferral Plan, Mr. Davies received Ameriprise Financial Deferred Stock Options (DSO) and Ameriprise Financial Deferred Stock Units (DSU) which function similarly to stock options and restricted shares awards to U.S.-based NEOs. Dividends on DSUs are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.

66 | Ameriprise Financial 2026 Proxy Statement

Non-Qualified Deferred Compensation for 2025

This table provides information about the Ameriprise Financial Deferred Compensation Plan. A U.S.-based named executive officer may only participate in the plan if he elects to defer receipt of compensation that would otherwise be payable in cash. All U.S.-based named executive officers elected to participate in the plan for the 2025 performance year.

The amounts shown in the column “Executive Contributions” come from a deferral of the U.S.-based named executive officer’s cash incentive award. If the named executive officer had not chosen to defer these amounts, we would have paid these amounts in cash. The amounts shown in this column are part of the dollar amount shown in the Summary Compensation Table on page 62, in the column “Non-Equity Incentive Plan Compensation” for 2025. The amount shown in the column “Executive Contributions” is not an additional award to the named executive officer.

Due to U.K. remuneration regulations, Mr. Davies, a non-U.S. based named executive officer, is required to have a portion of his variable compensation deferred into the Threadneedle Deferral Plan. Half of the deferred variable compensation is delivered in instruments linked to funds and vests in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant subject to a six-month holding period between vesting and delivery in cash.

The amounts shown in the column “Executive Contributions” for Mr. Davies are part of the dollar amount shown in the Summary Compensation Table on page 62, in the column “Non-Equity Incentive Plan Compensation” for 2025. The amount shown in the column “Executive Contributions” is not an additional award to Mr. Davies.

					Aggregate		Aggregate
			Aggregate		Withdrawals/		Balance as of
	Executive	Company	Earnings in Last		Distributions in		December 31,
	Contributions(1)	Contributions(2)	Fiscal Year(3)		Last Fiscal Year(4)		2025(5)
	($)	($)	($)		($)		($)
James M. Cracchiolo	1,550,000	387,500	2,768,139		—		156,754,954
Walter S. Berman	640,000	160,000	(1,064,265)		—		41,177,478
William F. Truscott	600,000	150,000	320,446		(1,004,558)		3,774,525
Joseph E. Sweeney	465,000	116,250	85,534		(585,961)		2,383,302
William Davies*	1,031,182	—	419,756	(3a)	(1,030,374)	(4a)	3,536,643

*

Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2025 ($1.34795) was used to convert GBP into USD.

(1)	These amounts are included in the Summary Compensation Table on page 62 in the column captioned “Non-Equity Incentive Compensation Plan Compensation” for 2025. These deferrals will not be credited to deferral accounts until after December 31, 2025 and therefore are not included in the column ‘Aggregate Balance as of December 31, 2025.
(2)	These amounts are included in the Summary Compensation Table on page 62 in the column labeled ‘All Other Compensation. U.S.-based executives received a 25% Company matching contribution on deferrals of 2025 cash incentive awards (deferrals eligible for matching contributions are limited to 20% of such awards). The Company matching contributions are notionally credited to the Ameriprise Common Stock Fund, which tracks the performance of Ameriprise Financial common stock and are subject to a three-year cliff vesting period. Starting in 2026, Company matching contributions will be invested in accordance with a participant’s existing investment elections. The Company matching contributions will not be credited to deferral accounts until after December 31, 2025, and therefore are not included in the column ‘Aggregate Balance as of December 31, 2025.
(3)	These amounts represent the change in market value on amounts previously deferred under the Deferred Compensation Plan for U.S.-based executives, based on the actual market-rate returns and dividend equivalents credited to deferral accounts for the period January through December 2025. Participants are able to allocate their deferrals among a number of investment options that track the performance of select mutual funds, Ameriprise Financial common stock, and the Moody’s Corporate Bond Yield Index. Future values are not guaranteed and will fluctuate based on changes in the market value of selected investment options.
(3a)

These amounts represent the change in market value on amounts previously deferred under the Threadneedle Deferral Plan for non-U.S.-based executives, based on the actual market-rate returns and dividend equivalents credited to deferral accounts for the period January through December 2025. Participants are able to allocate their deferrals among a number of investment options that track the performance of select Columbia Threadneedle investments. Future values are not guaranteed and will fluctuate based on changes in the market value of selected investment options.

(4)	These amounts represent distributions received in 2025 from compensation previously deferred by U.S.-based participants and related vested Company matching contributions.
(4a)

These amounts represent distributions received in 2025 from compensation previously deferred by non-U.S. based participants. Under the Threadneedle Deferral Plan, deferrals are held for six months after the vesting period and then delivered in cash.

(5)	These numbers include amounts previously reported as compensation in Summary Compensation Tables for previous years for Messrs. Cracchiolo ($39,251,133); Berman ($14,115,013); Truscott ($11,317,548); and Sweeney ($4,293,250). The amounts shown in the table above for Messrs. Cracchiolo, Berman, Truscott, and Sweeney include amounts that they deferred prior to our spin-off from American Express Company as a public company on September 30, 2005. As a result, those amounts have not been previously reported as compensation in a Summary Compensation Table included in one of our annual meeting proxy statements. Each aggregate balance reflects the deduction of an $80 annual administrative fee.

Ameriprise Financial 2026 Proxy Statement | 67

Pension Benefits in 2025

The following table presents information about the participation of our named executive officers in our retirement programs. Assumptions used for purposes of valuation are included in the footnotes.

			Present Value of
			Accumulated	Payments Made
		Number of Years	Benefits(1)	During Fiscal 2025
	Plan	Credited Service	($)	($)
James M. Cracchiolo	Retirement Plan	43	1,278,195	—
	Supplemental Retirement Plan	43	23,717,908	—
	Total	43	24,996,103	—
Walter S. Berman	Retirement Plan	57	1,169,272	—
	Supplemental Retirement Plan	57	9,953,627	—
	Total	57	11,122,899	—
William F. Truscott	Retirement Plan	24	492,550	—
	Supplemental Retirement Plan	24	5,392,392	—
	Total	24	5,884,942	—
Joseph E. Sweeney	Retirement Plan	42	1,060,202	—
	Supplemental Retirement Plan	42	4,011,725	—
	Total	42	5,071,927	—
William Davies	Threadneedle Pension Plan	17	1,878,136	—

(1)

The Ameriprise Financial Retirement Plan (“Retirement Plan”) is a defined benefit pension plan for U.S.-based executives, commonly referred to as a cash balance plan, which covers eligible employees of the Company. Each payroll period, the Company credits the account of each participating employee with an amount equal to a percentage of such employee’s pension eligible pay (generally, base salary and annual cash incentive compensation, subject to the applicable calendar year limit ($345,000 for 2025) but excluding long-term incentive compensation) for that period. The percentage varies with the employee’s age and years of service. The plan was amended on March 1, 2010, to lower the applicable contribution percentages and base it on years of service only and no longer considers an employee’s age. Employees who were eligible for the Retirement Plan on March 1, 2010 continue to receive the percentage that they were receiving under the “Previous Table” prior to the change, until and if such time the percentage under the “New Table” became more favorable. The Retirement Plan was further amended effective April 10, 2020, to close participation to new employees and to provide that contribution percentages for existing participants will no longer increase with additional years of service. Existing participants, however, will continue to receive the contribution percentage they were receiving in 2020 until they leave the Company or move to an ineligible position. New employees will not be eligible for the Retirement Plan and will instead receive a Company Base Contribution in the Ameriprise Financial 401(k) Plan. Employees who participate in the Retirement Plan are not eligible for the Company Base Contribution.

Previous Table	Applicable	New Table (effective March 1, 2010)	Applicable
Sum of Age Plus Years of Service	Percentage (%)	(will not increase after April 2020) Years of Service	Percentage (%)
Less than 35	2.50	Less than 5	2.50
35 – 44	3.25	5 – 9	3.25
45 – 59	4.25	10 – 14	4.00
60 – 74	5.75	15 and over	5.00
75 – 89	8.00
90 or more	10.00

The Retirement Plan credits participants with interest on their balances. The Retirement Plan sets the fixed interest rate each year based on the average of the daily five-year U.S. Treasury Note yields for the previous October 1 through November 30. The minimum interest rate is 5%. The maximum rate is the lower of 10% or a specific rate set by the U.S. government under the tax laws. For 2025, the interest rate was 5%.

When an employee retires or terminates employment and is vested, the Retirement Plan will pay out the cash balance amounts. The Retirement Plan will make these payments in the form and at the time the employee elects, including payment in a single lump sum or as an annuity. An annuity obligates the Retirement Plan to make payments in monthly installments over time, in amounts based on plan assumptions as to life expectancy and the value of making payments in the future. Employees may choose similar methods of payment for benefits they earned before July 1, 1995. The Retirement Plan balances vest after completing three years of service or employee attains age 65, become disabled or die while an active employee. The Retirement Plan was amended effective April of 2020. There will be no new entrants into the Retirement Plan and no increase in the contribution allocation percentage for those who remain eligible for the Retirement Plan after the effective date. New hires will receive an additional Company contribution under the Ameriprise Financial 401(k) Plan instead of a benefit under the Retirement Plan.

The Ameriprise Financial Supplemental Retirement Plan (“SRP”) is a non-qualified pension plan that allows participants to receive contributions on pension earnings that exceed applicable limits under the Internal Revenue Code of 1986, as amended and cannot be allocated to the qualified Retirement Plan. The SRP balances vest after completing three years of service, or if an employee attains age 65, becomes disabled or dies while an active employee.

The Retirement Plan account balances for Messrs. Cracchiolo, Berman, Truscott, and Sweeney as of December 31, 2025, were $1,278,195; $1,169,272; $492,550; and $1,061,210, respectively. The SRP account balances for Messrs. Cracchiolo, Berman, Truscott, and Sweeney as of December 31, 2025, were $23,723,213; $9,955,853; $5,393,470; and $4,012,718, respectively. For all of the U.S.-based named executive officers, their Retirement Plan or SRP balances are fully vested. The December 31, 2025, values shown in the table above for the Retirement Plan assumes a discount rate of 5.40% and a discount rate of 5.01% for the SRP. The values assume an interest crediting rate of 5.00% and a retirement age of 65, or current age for Mr. Cracchiolo and Mr. Berman, for both the Retirement Plan and the SRP.

The U.K.-based NEO, Mr. Davies, is a member of the Threadneedle Pension Plan (the “TPP”), an approved U.K. defined benefit retirement plan that on retirement provides a pension annuity, payable for the lifetime of the member. The plan closed to new members on October 1, 2005 and was amended for active participants effective May 1, 2020, with accrual of pensionable service frozen as at April 30, 2020 (link to pensionable earnings remained). Pension annuity is therefore calculated by reference to the employee’s period of employment up to April 30, 2020, and pensionable salary at the date of retirement or earlier exit from employment.

The December 31, 2025 value shown in the table above for Mr. Davies assumes a discount rate of 5.60% per annum. As Mr. Davies has passed the minimum pension age for the plan (which is 60), for the purposes of calculating his pension annuity value, it is assumed that he retired immediately on the accounting date.

Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2025 ($1.34795) was used to convert GBP into USD.

68 | Ameriprise Financial 2026 Proxy Statement

Potential Payments Upon Termination or Change of Control for Named Executive Officers

The tables below describe the potential termination payments for the named executive officers under various termination of employment scenarios as if they occurred on December 31, 2025. As noted earlier, the Company does not have employment, severance, or change in control agreements with any of the named executive officers, except where required by local regulations or practices (e.g., Mr. Davies’ terms of employment reflect applicable legal requirements and practice in the U.K.). Rather, the rights of our executives with respect to specific events, including death, disability, severance, retirement, or a change in control of the Company, are covered by certain compensation and benefit plans of the Company, the material terms of which are summarized below.

We are providing two sets of tables for each named executive officer to show you what the officer would receive if he no longer worked for the Company. The first table shows the vested plan amounts that the named executive officer would receive if he left the Company for any reason. Any other employee participating in these plans would also receive any vested amounts in these plans if he no longer worked for the Company. The second table shows what the named executive officers would receive under various hypothetical situations resulting in a termination of their employment. The second table does not include amounts disclosed in the first table.

Both tables assume that the named executive officer’s employment terminated on December 31, 2025. Because the numbers disclosed are calculated as of that date and are subject to other estimates and assumptions, the actual amounts the named executive officer may receive could differ materially from those shown in the tables. Additional information on the calculations for the payouts is outlined in the common set of footnotes to the tables. Unless otherwise specified in the common set of footnotes to the tables, all payments and benefits would be provided by Ameriprise Financial, Inc.

In addition to the amounts disclosed in these tables, the named executive officers would also receive any restricted stock units and restricted stock (or deferred stock units in the case of Mr. Davies) that vested on or before their termination date. The officer would also be able to exercise any vested stock options (or deferred stock options in the case of Mr. Davies). For more information, please see the Outstanding Equity Awards at Fiscal Year-End 2025 table on page 65.

Ameriprise Financial Senior Executive Severance Plan

Messrs. Cracchiolo, Berman, Truscott and Sweeney are covered under the Company’s Senior Executive Severance Plan. To be eligible for severance benefits under this plan, a U.S.-based named executive officer must be terminated in connection with a workforce reduction, closure, or other similar event. Additionally, an employee who is involuntarily or constructively terminated within two years after a change in control is eligible for severance benefits. The severance amount is based upon a multiple of (i) the named executive officer’s annual base compensation plus (ii) the average bonus and incentive amount over the previous three years. The named executive officer also is entitled to the bonus amount that he otherwise would have received for the year in which the termination occurred, pro-rated for the period of employment during that year. During the severance period, medical and dental benefits will continue, and the Company has the right to continue other programs.

The severance amount is payable in installments according to our regular payroll schedule, except that the payments which would be made during the sixth month period following termination will be made in a lump sum on the first payroll period of the seventh month following termination. If the named executive officer is reemployed by us, he must repay any severance amounts paid and forfeit any severance amounts not yet paid to the extent that those amounts relate to the portion of the severance period after the date of reemployment.

In addition, named executive officers who incur an involuntary or constructive termination within two years after a change in control will have a credit made to their book reserve account in the Ameriprise Financial Supplemental Retirement Plan as of the date of termination equal to the value of employer contributions that would have been made to the Ameriprise Financial Retirement Plan, the Ameriprise Financial 401(k) Plan, the Ameriprise Financial Supplemental Retirement Plan, or other similar plans during the period for which the employee receives severance payments under this Plan.

A change in control under the Senior Executive Severance Plan generally occurs if an unrelated person or entity acquires at least 30% of the voting power of our securities, an unrelated person or entity acquires at least 50% of the total voting power of our securities and at least 50% of the total fair market value of our equity or assets, or a majority of our Board is replaced during any 12-month period with persons whose appointment or election is not endorsed by a majority of our Board before the date of appointment or election.

A constructive termination occurs if, within two years after a change in control, a named executive officer resigns or otherwise terminates employment without consent for any of the following reasons: (i) a reduction in overall total compensation opportunity; (ii) relocation to a location more than 35 miles from the named executive officer’s primary residence and more than 50 miles from the named executive officer’s then current work location; or (iii) a significant reduction in the named executive officer’s position, title, duties, or responsibilities. To constitute a constructive termination, the named executive officer must provide the Company with a thirty-day period to remedy the situation.

With regard to golden parachute taxes, the best net approach is used, under which a named executive officer will receive reduced severance benefits if it results in a more favorable after-tax benefit for the officer.

Ameriprise Financial 2026 Proxy Statement | 69

Mr. Davies is based in the U.K. and not eligible under the Company’s Senior Executive Severance Plan. If his employment is involuntarily terminated not for cause, he is contractually entitled to six months’ notice pay (whether he is required to work his notice period or not). During this notice period all benefits will continue. Additionally, Mr. Davies would be eligible for a severance payment based upon a percentage of (i) his annual base salary plus (ii) the average bonus and incentive amount over the previous two years prorated for the number of completed months in the performance year in which the termination occurs. Furthermore, if the circumstances of the involuntary not for cause termination amounted to a redundancy under local law Mr. Davies would also qualify for a statutory redundancy payment.

Accelerated Vesting of Equity Compensation

We do not provide for any “single-trigger” acceleration of unvested incentive compensation upon a change in control for awards of equity compensation granted. Instead, the vesting of awards will only accelerate upon a “double-trigger” (change in control followed by termination for good reason or involuntary termination not for cause within two years).

Annual Cash Incentive Compensation

A pro rata annual cash incentive award may become payable in the event an executive is involuntarily or constructively terminated within two years of a change in control. The pro rata payment rewards the executive for his or her performance prior to the change in control.

Detrimental Conduct Agreements

To help protect our competitive position, the U.S.-based named executive officers have signed detrimental conduct agreements. These agreements prohibit certain actions during employment and for one year following termination, including: working for specified competitors; making disparaging statements about the Company to the media, financial analysts, or current or prospective clients or investors; soliciting our employees, franchise advisors, or customers; and disclosing the Company’s confidential information.

The detrimental conduct agreements include a provision that requires the named executive officers to forfeit or repay the proceeds from some or all of their long-term incentive awards received up to two years prior to the end of their employment if they engage in conduct that is detrimental to us.

In the U.K., Mr. Davies’ employment contract includes restrictive covenants covering non-solicitation of our customers and employees; non-interference with our suppliers; and disclosure of confidential information for a period of up to six months after termination of employment.

70 | Ameriprise Financial 2026 Proxy Statement

James M. Cracchiolo

The following tables describe the potential termination payments for Mr. Cracchiolo for the various termination of employment scenarios, assuming separation of employment on December 31, 2025. These amounts are in addition to the payout of vested stock options and restricted stock units listed on page 66.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	1,278,195
401(k) Plan	10,258,400
Supplemental Retirement Plan	25,793,816
Deferred Compensation Plan	156,754,954
Total	$194,085,365

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination
	Termination/	For Cause	Not for Cause	Change in	Due to	Termination
	Retirement	Termination	Termination	Control(10)	Disability	Due to Death
	($)	($)	($)	($)	($)	($)
Severance benefit(2)	—	—	18,916,667	28,375,000	—	—
Payment of annual cash incentive award(3)	7,750,000	—	7,750,000	8,437,500	7,750,000	7,750,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	20,169,113	20,169,113	20,169,113
Accelerated vesting of stock options(4)	—	—	—	3,599,668	3,599,668	3,599,668
Accelerated vesting of restricted stock units(4)	—	—	—	11,048,831	11,048,831	11,048,831
Continued contributions to supplemental retirement plan(5)	—	—	—	2,324,000	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	33,569	50,354	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	1,000,000
Present value of disability benefits(9)	—	—	—	—	357,967	—
Total	7,750,000	—	26,700,236	74,004,466	42,925,579	43,567,612

Ameriprise Financial 2026 Proxy Statement | 71

Walter S. Berman

The following tables describe the potential termination payments for Mr. Berman for the various termination of employment scenarios, assuming separation of employment on December 31, 2025. These amounts are in addition to the payout of vested stock options and restricted stock units listed on page 66.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	1,169,272
401(k) Plan	1,689,673
Supplemental Retirement Plan	10,233,077
Deferred Compensation Plan	41,177,478
Total	$54,269,500

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination
	Termination/	For Cause	Not for Cause	Change in	Due to	Termination
	Retirement	Termination	Termination	Control(10)	Disability	Due to Death
	($)	($)	($)	($)	($)	($)
Severance benefit(2)	—	—	5,890,000	11,780,000	—	—
Payment of annual cash incentive award(3)	3,200,000	—	3,200,000	3,277,500	3,200,000	3,200,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	5,625,124	5,625,124	5,625,124
Accelerated vesting of stock options(4)	—	—	—	1,109,016	1,109,016	1,109,016
Accelerated vesting of restricted stock units(4)	—	—	—	2,810,139	2,810,139	2,810,139
Continued contributions to supplemental retirement plan(5)	—	—	—	1,232,000	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	24,890	49,781	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	675,000
Present value of disability benefits(9)	—	—	—	—	—	—
Total	3,200,000	—	9,114,890	25,883,560	12,744,279	13,419,279

72 | Ameriprise Financial 2026 Proxy Statement

William F. Truscott

The following tables describe the potential termination payments for Mr. Truscott for the various termination of employment scenarios, assuming separation of employment on December 31, 2025. These amounts are in addition to the payout of vested stock options and restricted stock units listed on page 66.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	492,550
401(k) Plan	2,092,881
Supplemental Retirement Plan	6,054,462
Deferred Compensation Plan	3,774,525
Total	$12,414,418

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination
	Termination/	For Cause	Not for Cause	Change in	Due to	Termination
	Retirement	Termination	Termination	Control(10)	Disability	Due to Death
	($)	($)	($)	($)	($)	($)
Severance benefit(2)	—	—	5,382,500	10,765,000	—	—
Payment of annual cash incentive award(3)	3,000,000	—	3,000,000	2,870,000	3,000,000	3,000,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	4,759,461	4,759,461	4,759,461
Accelerated vesting of stock options(4)	—	—	—	923,975	923,975	923,975
Accelerated vesting of restricted stock units(4)	—	—	—	2,364,419	2,364,419	2,364,419
Continued contributions to supplemental retirement plan(5)	—	—	—	592,250	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	26,683	53,366	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	675,000
Present value of disability benefits(9)	—	—	—	—	465,041	—
Total	3,000,000	—	8,409,183	22,328,471	11,512,896	11,722,855

Ameriprise Financial 2026 Proxy Statement | 73

Joseph E. Sweeney

The following tables describe the potential termination payments for Mr. Sweeney for the various termination of employment scenarios, assuming separation of employment on December 31, 2025. These amounts are in addition to the payout of vested stock options and restricted stock units listed on page 66.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	1,061,210
401(k) Plan	2,714,483
Supplemental Retirement Plan	4,137,739
Deferred Compensation Plan	2,383,302
Total	$10,296,734

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination
	Termination/	For Cause	Not for Cause	Change in	Due to	Termination
	Retirement	Termination	Termination	Control(10)	Disability	Due to Death
	($)	($)	($)	($)	($)	($)
Severance benefit(2)	—	—	4,347,500	8,695,000	—	—
Payment of annual cash incentive award(3)	2,325,000	—	2,325,000	2,210,000	2,325,000	2,325,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	3,185,313	3,185,313	3,185,313
Accelerated vesting of stock options(4)	—	—	—	626,201	626,201	626,201
Accelerated vesting of restricted stock units(4)	—	—	—	1,631,361	1,631,361	1,631,361
Continued contributions to supplemental retirement plan(5)	—	—	—	749,600	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	32,414	64,828	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	650,000
Present value of disability benefits(9)	—	—	—	—	—	—
Total	2,325,000	—	6,704,914	17,162,303	7,767,875	8,417,875

74 | Ameriprise Financial 2026 Proxy Statement

William Davies*

The following tables describe the potential termination payments for Mr. Davies for the various termination of employment scenarios, assuming separation of employment on December 31, 2025. These amounts are in addition to the payout of vested stock options and restricted stock units listed on page 66.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Threadneedle Pension Plan	$1,878,136
Threadneedle Fund Deferral Plan	894,030
Total	$2,772,166

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination
	Termination/	For Cause	Not for Cause	Change in	Due to	Termination
	Retirement	Termination	Termination	Control(10)	Disability	Due to Death
	($)	($)	($)	($)	($)	($)
Severance benefit(2)	—	—	3,602,396	—	—	—
Payment of annual cash incentive award(3)	1,374,909	—	—	—	1,374,909	1,374,909
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	1,112,813	1,112,813	1,112,813
Accelerated vesting of stock options(4)	—	—	154,440	218,705	218,705	218,705
Accelerated vesting of restricted stock units(4)	—	—	302,596	568,045	568,045	568,045
Payout of life insurance benefits(8)	—	—	—	—	—	4,219,453
Total	1,374,909	—	4,059,432	1,899,563	3,274,472	7,493,925

*

Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2025 ($1.34795) was used to convert GBP into USD.

(1)

In the event of termination of employment for any reason, the U.S.-based executives (Messrs. Cracchiolo, Berman, Truscott, and Sweeney) are eligible to receive these vested amounts under the Company’s retirement, 401(k), supplemental retirement, and deferred compensation plans while the U.K. based executive (Mr. Davies) is eligible to receive these vested amounts under the Threadneedle Pension Plan (applicable in the event of termination of employment for any reason other than the death of the executive) and the Threadneedle Deferral Plan. The amounts deferred under the Company’s Deferred Compensation Plan will also be paid out immediately to the U.S.-based executive following a change in control, including any amounts of unvested Company match which will become vested upon a change in control.

(2)

Under the U.S.-based Ameriprise Financial Senior Executive Severance Plan, the severance multiples for involuntary not for cause termination unrelated to a change in control are two times the sum of base salary and the average annual cash incentive award over the previous three years for Mr. Cracchiolo. For the named executive officers other than Mr. Cracchiolo, the severance multiple is one and one-half times the sum of base salary and the average annual cash incentive award over the last three years. For involuntary termination not for cause or constructive termination within two years following a change in control, severance is equal to the following multiples of the sum of base salary plus the average annual cash incentive award received over the previous three years: Mr. Cracchiolo (three times); Messrs. Berman, Truscott, and Sweeney (three times); and any new U.S.-based executive officer hired or promoted after March 19, 2008 (two times). For all participants under the Ameriprise Financial Senior Executive Severance Plan, the severance benefit is payable in biweekly installments, beginning on the seventh month following the executive’s termination of employment (i.e., following a six-month delay), not exceeding the duration during which the executive is entitled to receive severance benefits under the plan.

Mr. Davies is based in the United Kingdom and would receive benefits under his employment agreement. If his employment is involuntarily terminated not for cause, he is contractually entitled to six months’ notice pay (whether he is required to work his notice period or not). During this notice period all benefits will continue. Additionally, Mr. Davies would be eligible for a severance payment based upon a percentage of (i) his annual base salary plus (ii) the average bonus and incentive amount over the previous two years prorated for the number of completed months in the performance year in which the termination occurs. Furthermore, if the circumstances of the involuntary not for cause termination amounted to a redundancy under local law Mr. Davies would also qualify for a statutory redundancy payment in the amount of £21,570/$29,075.

(3)

If an executive leaves due to involuntary not for cause termination unrelated to change in control, retirement, death or disability, the amount paid to the executive for their annual cash incentive award for the year in which their termination of employment occurs is prorated to reflect the period of the year that was worked, based on actual performance, and is fully discretionary, subject to their compliance with a detrimental conduct agreement described on page 70 and any applicable notice requirements. The hypothetical amount shown in the table is based on the actual cash incentive award earned for 2025 performance. In the event of involuntary termination not for cause within two years of a change of control, the U.S.-based executive will receive the average of the prior two years’ annual cash incentive awards in a lump sum following the executive’s termination of employment. The hypothetical amount shown in the table is based on the average of the actual cash incentive awards earned for 2023 and 2024.

In the event of termination by the Company for reasons other than cause, Mr. Davies may be considered, at the discretion of the Company, for a cash payment in lieu of an annual incentive compensation award, taking into consideration all circumstances the Company deems relevant, including the circumstances of Mr. Davies leaving and his contributions to the Company over his career. In the event of Involuntary Not for Cause Termination, a portion of the severance benefit amount already includes the average bonus and incentive amount over the previous two years prorated for the number of completed months in the performance year in which the termination occurs, so no additional incentive amount will be award (beyond what is already included in severance).

Ameriprise Financial 2026 Proxy Statement | 75

(4)

In the event of death or disability, vesting accelerates for all outstanding stock options, restricted shares, and on a prorated basis for all outstanding performance shares. For all awards, vesting of outstanding stock options, restricted shares/deferred stock units, and performance shares is not accelerated solely due to a change in control and also requires an involuntary or good reason termination of employment within two years following the change in control. In such an instance, vesting is accelerated in full for outstanding stock options and restricted shares/deferred stock units and on a prorated basis for outstanding performance shares. In the event of retirement, outstanding deferred stock units and deferred stock options continue to vest in accordance with their original schedule. Starting in 2026, outstanding restricted stock units, performance shares, and stock options also continue to vest according to their original schedule upon retirement. In the event of death or disability, vesting accelerates for all outstanding deferred stock units and are paid out immediately. In the event of involuntary termination not for cause, deferred stock units scheduled to vest in the next 12 months will vest as scheduled. All other deferred stock units are forfeited.

(5)

In the event of involuntary termination not for cause or constructive termination within two years of a change of control, the U.S.-based executives will receive the value of Company contributions that would have been made on his behalf to the Company’s retirement, 401(k), and supplemental retirement plans during the severance period. Immediately upon a change in control, the entire value of each executive’s account under the supplemental retirement plan will be transferred to a trust established for this purpose. Continued contributions will be credited to the executive’s account under the supplemental retirement plan as of the date of the executive’s termination of employment. Payment is made from the trust in a lump sum or annual installments based on the executive’s distribution election under the supplemental retirement plan.

(6)

In the event of a change of control, death or disability, vesting fully accelerates on the Company match portion of the deferred compensation plan for all U.S.-based participants, and each participant is paid his deferred compensation plan balance shortly following the triggering event (i.e., death, disability, or change in control). For participants who are retirement eligible (applicable to our named executive officers), the Company match is currently fully vested.

(7)

In the event of involuntary termination not for cause or good reason termination of employment within two years of the change in control, the U.S.-based executive is provided continued participation in the medical, dental, and life insurance benefits during the severance period.

(8)

For U.S.-based executives, reflects the life insurance benefit payable for both Company-provided and employee-purchased coverage. All employees including the named executive officers are provided a Company-funded coverage of one times the base salary.

For Mr. Davies, a U.K.-based executive, reflects the life insurance benefit payable for Company provided coverage at four times annual base salary (capped at the U.K. notional earnings cap of £181,800 / $245,057 since the 2021/22 U.K. tax year) plus eight times annual base salary in excess of the notional earnings cap, plus the capital value of a spouse’s pension of £58,192 / $78,440 per annum paid from the Threadneedle Pension Plan.

(9)

In the event of disability, the U.S. based executive would be eligible to receive disability income based on their age at the onset of the disability (per the Plan rules). The amount shown indicates the present value of potential future disability payments that would be received between December 31, 2025 and assumes the greater of the executive reaching age 65 or older based on a) the Plan rules and b) their age at the time of disability, using a 5.40% discount rate.

(10)

Under a best net approach, an executive’s severance benefits may be reduced if doing so results in a better after-tax outcome, thereby avoiding excise taxes under Internal Revenue Code Section 280G. Executives are not eligible for any payment to offset excise taxes under Section 280G. Beginning in 2012, the Company eliminated 280G excise tax gross-up provisions for all executive officers.

CEO Pay Ratio

Securities and Exchange Commission rules require public companies to disclose the ratio of the annual total compensation of their chief executive officer to the median of the annual total compensation of all of the Company’s employees, other than the chief executive officer. For Ameriprise we explain below how we made reasonable efforts to identify the median employee and calculate both the individual’s annual total compensation and the annual total compensation of our chief executive officer for this purpose. As permitted by the Securities and Exchange Commission, we have used reasonable estimates, assumptions, and methodologies to prepare this disclosure.

Because the Securities and Exchange Commission gives companies flexibility to calculate their CEO pay ratio in a manner that best suits their facts and circumstances, our CEO pay ratio is specific to Ameriprise and should not be used as a basis for comparison with the CEO pay ratios disclosed by other companies.

Consistent with prior years, we identified our median employee by using total cash compensation: base salary plus any cash bonuses or commissions. Because the median employee identified in the prior year is no longer employed, the Company identified a new median employee to calculate our 2025 pay ratio. We included the total cash compensation of our approximately 13,600 full- and part-time employees — including our employee financial advisors — from all 19 countries in which we operate. We did not include our approximately 8,500 franchise financial advisors even though they form a significant part of our business, because they — and their staff — are not our employees. We did not make any cost-of-living adjustments, or account separately for regional pay differences other than converting foreign currencies to U.S. dollars.

Next, we calculated our median employee’s annual total compensation using the same methodology that we use for our chief executive officer and our other named executive officers for purposes of the Summary Compensation Table on page 62. We then added the value of Company-provided insurance. This is consistent with how we communicate with our employees through our My Ameriprise employee value proposition.

Using this methodology, our median employee’s annual total compensation for 2025 was $133,001. We also added the value of Company-provided insurance ($16,785) to our CEO’s 2025 annual total compensation as reported in the Summary Compensation Table. The resulting ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 232:1. When excluding our employees based in India, the median annual total compensation for employees, other than our CEO, was $142,997. The ratio of this employee’s compensation to that of our CEO was 216:1.

76 | Ameriprise Financial 2026 Proxy Statement

Pay Versus Performance

The following table sets forth compensation information of our Principal Executive Officer (“PEO”) and our non-PEO NEOs along with total shareholder return, net income, and Adjusted Operating Earnings Per Share excluding Unlocking (diluted) performance results for our fiscal years ending in 2021, 2022, 2023, 2024 and 2025 in accordance with Item 402(v) of Regulation S-K. The amounts reported in this table are not additional amounts received by our PEO and non-PEO NEOs to the amounts reported in the Summary Compensation Table. The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement, beginning on page 44.

				Average			Value of Initial Fixed $100
				Summary	Average		Investment Based on:(5)			Adjusted
	Summary			Compensation	Compensation			Peer Group		Operating
	Compensation	Compensation		Table Total for	Actually Paid		Total	Total	GAAP Net	EPS excluding
	Table Total	Actually Paid		Non-PEO	to Non-PEO		Shareholder	Shareholder	Income(7)	Unlocking
	for PEO	to PEO(2)(3)		NEOs	NEOs(2)(3)		Return	Return(6)	($m)	(diluted)(7)(8)
Year(1)	($)	($)		($)	($)		($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)		(f)	(g)	(h)	(i)
2025	30,828,468	33,081,532	(4)	7,460,866	7,751,268	(4)	272	203	3,563	39.34
2024	28,144,215	55,940,095		7,000,039	12,325,209	(8)	292	176	3,401	35.07
2023	28,378,031	48,624,071		6,822,427	11,135,219		205	135	2,556	29.58
2022	22,847,623	34,989,082		6,142,835	8,829,365		166	121	3,149	24.43
2021	21,229,464	63,512,752		7,395,895	20,347,877		158	135	3,417	22.53

(1)	Year	PEO	Non-PEOs
	2025	Mr. Cracchiolo	Messrs. Berman, Davies, Sweeney and Truscott
	2024	Mr. Cracchiolo	Messrs. Berman, Davies, Sweeney and Truscott
	2023	Mr. Cracchiolo	Messrs. Berman, Davies, Sweeney and Truscott
	2022	Mr. Cracchiolo	Messrs. Berman, Moore, Sweeney and Truscott
	2021	Mr. Cracchiolo	Messrs. Berman, Moore, Sweeney and Truscott

(2)	Fair value or change in fair value, as applicable, of equity awards in the above table, was determined by reference to (1) for RSU awards (or DSU awards for Mr. Davies), closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price plus the dollar value of any dividends paid on the RSU in the covered fiscal year prior to the vesting date that is not reflected in the fair value of the award (dividends on DSUs are accrued within the Threadneedle Deferral Plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting), (2) for stock options (or DSOs Mr. Davies), a Black-Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value; the inputs of the model include (a) dividend yield which represents the Company’s expected dividend yield based on its historical dividend payouts and management’s expectations, (b) expected volatility which is based on the Company’s historical and implied volatilities, (c) risk-free interest rate based on the U.S. Treasury yield curve for a period commensurate with the expected life, and (d) expected life of the option based on the Company’s past experience and other considerations, and (3) for PSU awards, target awards multiplied by the leverage ratio at applicable year-end date(s) or actual vesting date, at closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price.
(3)	For the portion of Compensation Actually Paid that is based on year-end stock prices, the following prices were used: 2025 — $490.34, 2024 — $532.43, 2023 — $379.83, 2022 — $311.37, 2021 — $301.66.

Ameriprise Financial 2026 Proxy Statement | 77

(4)	2025 Compensation Actually Paid (CAP) to PEO (Mr. Cracchiolo) and the average CAP to non-PEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

		Average
	PEO	Non-PEO
	($)	($)
Total Compensation Reported in 2025 Summary Compensation Table (SCT)	30,828,468	7,460,866
Less, aggregate change in the actuarial present value of accumulated benefits under all defined benefit and pension plans	(2,186,112)	(526,351)
Plus, actuarially determined service cost	633,487	70,993
Less, value of Stock and Option Awards reported in SCT	(19,000,000)	(3,323,249)
Plus, Year-End Fair Value of Awards Granted in this Fiscal Year that are Unvested and Outstanding at Year-End	16,015,082	2,782,637
Plus or Minus, Difference Between Fair Value of awards from the end of the prior fiscal year to the end of this fiscal year for awards granted in any prior fiscal year that are Outstanding and Unvested at Year-End	3,416,239	607,623
Plus, Fair Value as of the Vesting Date for Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from prior year-end) of Prior Year awards that Vested this year	2,623,477	534,495
Plus, Dividends Paid on Stock Awards paid in this fiscal year prior to vesting if not otherwise included in SCT total compensation	750,891	144,254
Less Prior Year-End Fair Value for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during this fiscal year	—	—
Total Adjustments	2,253,064	290,402
Compensation Actually Paid for Fiscal Year 2025	33,081,532	7,751,268

(5)	Each year reflects cumulative total shareholder return for the period from December 31, 2020 through the applicable year end, based on an assumed $100 investment on December 31, 2020.
(6)	S&P 500 Financials Index, which is the same index used in our 2025 Form 10-K as required under Item 201(e)(1)(ii) of Regulation S-K.
(7)	The Company-Selected Measure (“CSM”), a non-GAAP measure, is defined as Adjusted Operating Earnings Per Share excluding Unlocking (diluted). See GAAP reconciliation table in Appendix A.
(8)

The 2024 average compensation actually paid to non-PEO NEOs reflects a minor technical correction that resulted in a revised value of $12,325,209 compared to $12,146,344 displayed in our last year's proxy disclosure.

78 | Ameriprise Financial 2026 Proxy Statement

Relationship Between Pay and Performance

We believe the “Compensation Actually Paid” in each of the years reported above and TSR over the four-year cumulative period are reflective of the Compensation and Benefit Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual cash incentive program and our LTIA program, which includes PSUs based on firm achievement of specific return on equity and earnings per share targets with total shareholder return modifier.

●	Total Shareholder Return: Company versus Peer Group

The Company outperformed its S&P 500 Financials Index peer group over the 5-year period reflected in the above table. The value of a fixed $100 investment in Ameriprise on December 31, 2020, would have been $272, $292, $205, $166, and $158 at the end of 2025, 2024, 2023, 2022, and 2021, respectively, while it would have been $203, $176, $135, $121, and $135 for an investment in the S&P 500 Financials Index in those respective periods. Please refer to footnote 5 for additional details.

●	CAP versus Total Shareholder Return

CEO CAP amounts were $63,512,752, $34,989,082, $48,624,071, $55,940,095 and $33,081,532 in each of 2021, 2022, 2023, 2024, and 2025, respectively, while our total shareholder return, based on a $100 investment in Ameriprise on December 31, 2020, was $158 as of the end of 2021, $166 as of the end of 2022, $205 as of the end of 2023, $292 as of the end of 2024, and $272 as of the end of 2025. Similarly, our other NEO CAP amounts as averaged were $20,347,877, $8,829,365, $11,135,219, $12,325,209 and $7,751,268 in 2021, 2022, 2023, 2024 and 2025, respectively. As a result, our CAP values and total shareholder return are directionally aligned over the timeframe that the table covers because our total shareholder return increased and decreased year-to-year in accordance with increases and decreases in CAP.

●	CAP versus Company-Select Measure (Adjusted Operating Earnings Per Share excluding Unlocking (diluted))

As discussed in the Compensation Discussion and Analysis, Adjusted Operating Earnings Per Share is an assessment measure used in both annual performance assessments and longer-term PSU performance awards. The Company believes this is a solid measure of overall financial performance and shareholder value. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

CEO CAP amounts were $63,512,752, $34,989,082, $48,624,071, $55,940,095 and $33,081,532 in each of 2021, 2022, 2023, 2024, and 2025, respectively, while our Adjusted Operating Earnings Per Share for each year was $22.53 as of the end of 2021, $24.43 as of the end of 2022, $29.58 as of the end of 2023, $35.07 as of the end of 2024 and $39.34 as of the end of 2025. Similarly, our other NEO CAP amounts as averaged were $20,347,877, $8,829,365, $11,135,219, $12,325,209 and $7,751,268 in 2021, 2022, 2023, 2024 and 2025, respectively. As a result, our CAP values and increases in Adjusted Operating Earnings Per Share are directionally aligned over the timeframe that the table covers.

●	CAP versus Net Income

CEO CAP amounts were $63,512,752, $34,989,082, $48,624,071, $55,940,095 and $33,081,532 in each of 2021, 2022, 2023, 2024, and 2025, respectively, while our GAAP Net Income for each year was $3,417M, $3,149M, $2,556M, $3,401M and $3,563M as of the end of 2021, 2022, 2023, 2024, and 2025, respectively. Similarly, our other NEO CAP amounts as averaged were $20,347,877, $8,829,365, $11,135,219, $12,325,209 and $7,751,268 in 2021, 2022, 2023, 2024 and 2025, respectively. GAAP Net Income is less reflective of ongoing operations and includes a number of factors that are excluded in Ameriprise’s Adjusted Operating Net Income metric. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

Required Tabular Disclosure of Most Important Measures to Determine FY2025 CAP

The following performance measures reflect the Company’s most important performance measures in effect for 2025. See the Compensation Discussion and Analysis section of this proxy beginning on page 44 for further information.

Most Important Performance Measures for 2025
Adjusted Operating Net Revenues*
Adjusted Operating Net Income*
Adjusted Operating Earnings per diluted share*
Adjusted Operating Return on Equity excluding Accumulated Other Comprehensive Income*
Talent and Leadership Effectiveness

*	Exclude Unlocking

Ameriprise Financial 2026 Proxy Statement | 79

Certain Transactions

Related Person Transaction Review Policy

Our Audit and Risk Committee has adopted a written policy which provides procedures for the review, approval, disapproval or ratification of certain transactions required to be reported under applicable rules of the Securities and Exchange Commission. Any amendments to the policy require Audit and Risk Committee approval.

Reportable transactions include those in which we are a participant and in which a related person has a direct or indirect material interest. Related persons include: our directors, director nominees and executive officers; any person known by us to be the beneficial owner of more than five percent of our voting securities; and certain family members of, or certain other persons sharing the household of, any of our directors, director nominees or executive officers or holders of more than five percent of our voting securities.

Standards to be applied to the review of related person transactions include, but are not limited to, the following:

●	materiality of such transaction;
●	benefits of such transaction to us;
●	structure of such transaction;
●	the extent of the related person’s interest, benefit or influence in such transaction;
●	whether the terms of such transaction are on an arm’s length basis with terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances or otherwise can be determined as fair to us; and
●	whether means are available to manage any actual or apparent conflict of interest that may arise under such transaction following the time it is approved or entered into.

The Audit and Risk Committee of our Board of Directors, as well as the Audit and Risk Committee’s chair acting alone under delegated authority, have the responsibility to review, approve, disapprove or ratify related person transactions. Any Audit and Risk Committee member who is a related person under a transaction that is the subject of review is recused from voting upon any approval, disapproval or ratification of that transaction. Conditions operative to the transaction or to the relationship with the related person may be included in an approval or ratification.

Transactions

Transactions with Other Companies

In the usual course of our business, we have transactions with many other firms. Some of the directors or officers of these firms may also serve as directors for us or our subsidiaries. We carry out our transactions with these firms on customary terms. The directors and officers who serve us, our subsidiaries or the other firms involved may not have knowledge of these transactions.

Transactions Between the Company and Our Directors and Officers

Our executive officers and directors may from time to time take out certain pledge or margin loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. By way of example, our broker-dealer subsidiary Ameriprise Financial Services, LLC may extend margin loans (except margin loans to acquire the Company’s stock) to our directors and executive officers under their brokerage accounts. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates, in effect for comparable transactions with other people. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries.

Our executive officers and directors may also have transactions with us or our subsidiaries involving other goods and services, such as insurance, brokerage and investment services. These transactions are also in the usual course of our business and we provide them on terms that we offer to our employees (with respect to executive officers) or to the public (with respect to our outside directors) generally.

In addition, Mr. Alvero’s sister is employed by the Company and earned annual compensation of $146,600 in 2025, which is commensurate with employees of similar responsibility levels.

Given the nature and broad scope of the products and services provided by the Company, there are from time to time ordinary course of business transactions between the Company and a director, his or her immediate family members, or principal business affiliations. These may include, among other relationships: extensions of credit; provision of other financial and financial advisory products and services; business transactions for products and services; and charitable contributions made by the Company.

80 | Ameriprise Financial 2026 Proxy Statement

Transactions with Significant Shareholders

From time to time we may engage in ordinary course relationships and commercial transactions with our significant shareholders or their subsidiaries. We do not believe that these transactions are material to our Company or our significant shareholders. We engage in ordinary-course business relationships for us and our clients with BlackRock and Vanguard and their affiliates, such as marketing support, financial products and services, and ordinary course investments and trading, and we purchase an integrated investment management and risk analytics technology platform from BlackRock. These transactions are negotiated at arm’s length and pay fees/commissions that are in line with other similar business partners. The selection of these firms is unrelated to their common stock ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file with us, the Securities and Exchange Commission, and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any of the Company’s equity securities. As is true at many other public companies, our directors and executive officers have signed powers of attorney delegating the authority to prepare, sign and file Section 16 reports on their behalf to employees of the Company. Based on a review of the copies of such forms furnished to the Company and the Company’s officers’ and directors’ written representations, the Company believes that for transactions occurring during 2025, all required reports were timely filed. The attorney-in-fact responsible for filing Section 16(a) reports for Ms. Melloh identified a Form 4 disclosing one transaction that was filed one week late in 2026 due to an administrative error.

Ameriprise Financial 2026 Proxy Statement | 81

Information about the Annual Meeting and Voting

Where is the Annual Meeting and how do I attend?

The 2026 Annual Meeting of Shareholders will be held virtually at 11:00 a.m. Central time, on Wednesday, April 29, 2026. There will be no physical meeting location. We believe that conducting the Annual Meeting virtually enables greater shareholder participation while reducing the Company’s financial and environmental impact. We encourage you to attend the virtual Annual Meeting on April 29, 2026. Regardless of whether you plan to attend the Annual Meeting, your vote is important. Please vote and submit your proxy in advance of the meeting.

To attend, vote and ask questions during the Annual Meeting, you must be a shareholder of record as of the close of business on March 2, 2026. To participate in the virtual meeting:

●	Go to www.virtualshareholdermeeting.com/amp2026. You will need the 16-digit control number found on your proxy card or Notice of Internet Availability of Proxy Materials.
●	The virtual meeting will begin promptly at 11:00 a.m. Central time on Wednesday, April 29, 2026. You may log in to the meeting platform approximately 15 minutes before the meeting start time.
●	To make attendance simple, the virtual meeting website will include instructions for accessing technical support. If you experience any issues during check-in or the meeting, please call the technical support number posted on the meeting login page starting 15 minutes before the scheduled start time.

In the event of technical difficulties with the Annual Meeting, we expect that an announcement or notice will be made available on the virtual meeting website at www.virtualshareholdermeeting.com/amp2026. If it becomes necessary to adjourn, recess or delay the Annual Meeting due to technical difficulties or other circumstances, the announcement or notice will provide updated information regarding the date, time and location of the reconvened meeting, and such updated information will also be posted on our website at ir.ameriprise.com. The Chairman of the Annual Meeting may adjourn, recess, expedite or take such other action with respect to the Annual Meeting as the Chairman determines is appropriate under the circumstances.

You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record at the close of business on the record date of March 2, 2026, or hold a valid proxy for the meeting. If you are a shareholder who plans to send a proxy or qualified representative to represent you at the Annual Meeting, it is also important to note that under our amended and restated By-Laws, the following provisions apply: (i) no later than five business days prior to the Annual Meeting, a shareholder who has proposed business or made a nomination in accordance with the amended and restated By-Laws for consideration at the Annual Meeting must provide the full name(s) and current residential address of any person(s) authorized to act as a qualified representative for such shareholder in order for such qualified representative to access the Annual Meeting to present the proposed business or nomination on such shareholder’s behalf; and (ii) no more than three persons who are authorized to act as proxy or a qualified representative for a shareholder may attend the Annual Meeting. You should review Article I, Section 1.10(c) of our amended and restated By-Laws for additional information. Our amended and restated By-Laws are posted on our website on the Governance Overview page at ir.ameriprise.com.

By your attendance, you acknowledge that you have received and agreed to abide by the rules of conduct for our Annual Meeting that will be made available at the virtual meeting site at www.virtualshareholdermeeting.com/amp2026. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

What is included in our proxy materials?

Our proxy materials, which are available on our website at ir.ameriprise.com, include:

●	Notice of 2026 Annual Meeting of Shareholders;
●	Proxy Statement; and
●	2025 Annual Report to Shareholders

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see “Information about paper and electronic delivery of proxy materials” on page 85.

How can shareholders ask questions at the Annual Meeting?

Shareholders may submit questions before the Annual Meeting until 11:59 p.m. Eastern time on April 28, 2026. Shareholders attending the virtual Annual Meeting through the online portal may also submit questions during the beginning portion of the Annual Meeting. If you wish to submit a question before the Annual Meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the Annual Meeting, log into the

82 | Ameriprise Financial 2026 Proxy Statement

virtual Annual Meeting platform at www.virtualshareholdermeeting.com/amp2026 using the 16-digit control number and follow the instructions to submit a question.

As part of the Annual Meeting, we will hold a question-and-answer session during which questions properly submitted by shareholders during or prior to the Annual Meeting in accordance with the Annual Meeting Rules of Conduct may be addressed as time permits. The Annual Meeting Rules of Conduct will be made available on the virtual meeting platform. Questions that are submitted anonymously, that we determine do not conform with the Annual Meeting Rules of Conduct, are not directly related to the business of the Company or are not pertinent to the Annual Meeting matters will not be answered. Each shareholder will be limited to one question to allow us to respond to as many shareholder questions as possible in the allotted time. We may address substantially similar questions, or questions that relate to the same topic, in a single response.

How can I vote my shares?

Shareholders of Record may vote their shares as follows:

Submit Your Proxy by Internet. You may submit your proxy by the internet. The Notice of Internet Availability of Proxy Materials indicates the website you may access for internet proxy submission using the 16-digit control number included in the Notice. You may submit your proxy by the internet 24 hours a day, seven days a week. You will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the internet proxy submission instructions in the Notice of Internet Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and internet access charges if you submit your proxy by the internet.

Submit Your Proxy by Telephone. You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.proxyvote.com and log in using the 16-digit control number provided on your Notice of Internet Availability of Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to submit your proxy. When you submit your proxy by telephone, you will be required to enter your 16-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day, seven days a week. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.

Submit Your Proxy by Mail. If you received a full set of printed materials, sign and date your proxy card exactly as your name appears and return it in the postage-paid envelope provided. If you received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions in your Notice. You do not need to mail the proxy card if you vote online or by telephone.

Vote During Meeting. Submitting a proxy will not limit your right to change your vote at the meeting if you attend the virtual Annual Meeting via live webcast. You must enter the 16-digit control number found on your proxy card or Notice at the time you log into the meeting at www.virtualshareholdermeeting.com/amp2026. For information about attending the Annual Meeting, please see “Where is the Annual Meeting and how do I attend?” on page 82.

Please help us save time and postage costs by voting by internet or telephone. Voting by internet or telephone is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

Beneficial Owner of Shares Held in Street Name. All beneficial owners will receive instructions from the holder of record (the bank, brokerage house or other nominee that holds your shares) that you must follow in order for your shares to be voted. Typically, you will be able to submit your voting instructions to your broker or nominee.

Employee Plan Participant. If you are a participant in the Ameriprise 401(k) plan, your proxy card is a voting directive for shares allocated to your account. The trustee will vote the shares as instructed by you in your voting directive. If you do not vote your Ameriprise 401(k) plan shares by 11:59 p.m. Eastern time on Sunday, April 26, 2026, the trustee will vote your allocated shares, along with all unallocated shares held in the Ameriprise 401(k) plan, in the same proportion that all other allocated shares are voted.

Ameriprise Financial 2026 Proxy Statement | 83

What is the deadline for voting?

If you are:	Voting by:	Your vote must be received:
A record holder	Mail	Prior to the Annual Meeting
	Internet or telephone	By 11:59 p.m., Eastern time, on April 28, 2026
	Internet during the meeting	Prior to closing of the polls
A street name holder	Mail	Prior to the Annual Meeting
	Internet or telephone	By 11:59 p.m., Eastern time, on April 28, 2026
A participant in the Ameriprise 401(k) plan	Mail	Prior to the Annual Meeting
	Internet or telephone	By 11:59 p.m., Eastern time, on April 26, 2026

How can I revoke my vote?

Proxies may be revoked at any time before your shares are voted during the Annual Meeting if you:

●	submit a timely later-dated proxy or voting instruction form if you hold shares in street name;
●	provide timely subsequent telephone or internet voting instructions; or
●	vote at the meeting.

What is the quorum to hold the Annual Meeting?

On March 2, 2026, there were 90,689,669 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each matter properly brought before the meeting. There is no cumulative voting. We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the voting power of the shares entitled to vote at the meeting are either present in person or represented by proxy at the meeting. In determining whether we have a quorum for the Annual Meeting, we count abstentions and broker non-votes as present and entitled to vote.

What vote is required and how will my votes be counted?

Votes Required for Proposals			How We Count Votes			Board Recommendations
Item		To elect directors and adopt the other proposals, the following proportion of votes is required:	Routine/ Non-Routine	Impact of Abstain Vote	Treatment of Broker Non-Votes
1	To elect the eight director nominees named in the proxy statement	Under the majority voting standard, in an uncontested election, a nominee must receive a number of “For” votes that exceeds 50% of the votes cast (excluding abstentions)*	Non- routine	No effect	No effect	FOR each nominee
2	To ratify the Audit and Risk Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026	The affirmative vote of a majority of the votes cast	Routine	No effect	No effect	FOR
3	To approve the compensation of the named executive officers by a nonbinding advisory vote	The affirmative vote of a majority of the votes cast	Non- routine	No effect	No effect	FOR

*

If an uncontested incumbent nominee for director does not receive an affirmative majority of “For” votes, they are to promptly tender their resignation to the Board. The independent Nominating and Governance Committee will then make a recommendation to the Board as to whether the tendered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the tendered resignation and the rationale behind it within 90 days after the election results have been certified. The director who tendered the resignation will not be permitted to vote on the recommendation of the Nominating and Governance Committee or the Board’s decision with respect to their tendered resignation.

84 | Ameriprise Financial 2026 Proxy Statement

For your convenience, we have provided the chart above to show whether each item being voted on is routine or non-routine under the rules of the New York Stock Exchange. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.

The rules of the New York Stock Exchange make all of the proposals to be considered at the Annual Meeting non-routine items except for the proposal to ratify the Audit and Risk’s Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for Items (1) and (3) cannot exercise discretion to vote their clients’ shares. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors. The chart also shows how abstentions and broker non-votes will be treated in determining the outcome of voting on each item.

Is my vote confidential?

We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management unless we must disclose them for legal reasons or in the event of a contested proxy solicitation. However, if a shareholder writes a comment on the proxy card, the comment may be forwarded to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

Who will count the votes?

Representatives of The Carideo Group, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.

Information about paper and electronic delivery of proxy materials

We provide our shareholders with the choice of accessing the 2026 Annual Meeting proxy materials over the internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice of Internet Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The Notice contains instructions on how you may access and review our proxy materials on the internet and how you may submit a proxy for your shares over the internet. The Notice will also tell you how to request our proxy materials in printed form or by email, at no charge. The Notice contains a 16-digit control number that you will need to submit a proxy for your shares. Please keep the Notice for your reference through the Annual Meeting date. Anyone attending the Annual Meeting must observe the Annual Meeting Rules of Conduct approved by the Board of Directors.

For those shareholders requesting paper proxy materials who share a single address will receive only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials unless we have other instructions from you. This service, known as “householding,” is designed to reduce the environmental impact of our annual meetings as well as our printing and postage costs. If after signing up for householding any shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, please contact Broadridge Financial Services at (866) 540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Or they may contact our corporate secretary by email at ampsecretarysofficemailbox@ampf.com or by mail at 1098 Ameriprise Financial Center, Minneapolis, MN 55474.

Other matters for consideration

We do not know of any other matters that may be presented for action at the Annual Meeting other than those described in this proxy statement. If any other matter is properly brought before the Annual Meeting, the proxy holders will vote on such matter in their discretion as permitted under Securities and Exchange Commission rules.

Requirements and deadlines for submission of shareholder proposals or nomination of directors for the 2027 Annual Meeting

Shareholder proposals included in our proxy statement. Under Securities and Exchange Commission Rule 14a-8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for the 2027 Annual Meeting of shareholders, our corporate secretary must receive the proposal at her office by no later than November 20, 2026. These proposals must be in writing and sent to: Corporate Secretary, 1098 Ameriprise Financial Center, Minneapolis, MN 55474. Proposals that are mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than November 20, 2026.

Shareholder nominees included in our proxy statement (“proxy access”). Under our amended and restated By-Laws, shareholders may nominate a person for election as a director at an annual meeting to be included in our proxy statement if the shareholders satisfy

Ameriprise Financial 2026 Proxy Statement | 85

certain requirements set forth in our amended and restated By-Laws. Generally, a shareholder, or group of up to 20 shareholders, must own at least 3% of our outstanding shares and have held those shares for at least three years to be eligible to make a proxy access nomination. Shareholders who meet these requirements may nominate the greater of two directors or directors representing twenty percent of the directors constituting our Board of Directors. If a shareholder wants to nominate a director to be included in our proxy statement and form of proxy for the 2027 Annual Meeting of shareholders, our corporate secretary must receive the nomination at her office no earlier than October 21, 2026 and no later than November 20, 2026. However, if we hold the Annual Meeting on a date that is not within 30 days of this year’s Annual Meeting, we must receive the notice no earlier than 150 days before the Annual Meeting and no later than 120 days before the Annual Meeting or ten days after our first public announcement of the Annual Meeting date.

Shareholder items of business and director nominees not included in our proxy statement. Under our amended and restated By-Laws, and as the Securities and Exchange Commission rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these procedures, shareholders must submit the proposed nominee or item of business by delivering a written notice containing the information required by our amended and restated By-Laws to the corporate secretary of the Company at our principal executive offices. Our corporate secretary must receive notice as follows on the date specified:

●	Normally we must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days or more than 120 days before the first anniversary of the prior year’s meeting. Assuming that our 2026 Annual Meeting is held on schedule, we must receive notice pertaining to the 2027 Annual Meeting no earlier than December 30, 2026, and no later than January 29, 2027.
●	However, if we hold the 2027 Annual Meeting on a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice no more than 120 days before the Annual Meeting date and no later than the later of the 90th day prior to the Annual Meeting date or ten days after our first public announcement of the Annual Meeting date.
●	If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no earlier than the 120th day prior to the special meeting date and no later than the later of the 90th day prior to the special meeting date or ten days after our first public announcement of the special meeting date and the nominees proposed by the Board of Directors.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 1, 2027.

Any notice that is mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than the relevant date specified above.

Our amended and restated By-Laws require a nominee to deliver signed forms of a questionnaire, representation, and agreement that our corporate secretary will provide upon request. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the Annual Meeting, any material interest of the shareholder in the business and certain other information about the shareholder.

The Board and our management have not received notice of, and are not aware of, any business to come before the meeting other than the items we refer to in this proxy statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

It is very important that you read the applicable amended and restated By-Law requirements carefully and comply with them. If you have any questions about these requirements, please contact our corporate secretary by email at ampsecretarysofficemailbox@ampf.com, or by writing at 1098 Ameriprise Financial Center, Minneapolis, MN 55474.

Cost of Proxy Solicitation

We will pay the expenses of proxy solicitation. Proxies may be solicited on our behalf by our directors, officers and employees, in person or by mail, telephone or electronic transmission, without additional compensation. We have retained Morrow Sodali LLC to assist with proxy solicitation and distribution, for which we will pay $22,000, plus expenses.

Availability of the Annual Report and Form 10-K

We have made available on the internet our 2025 Annual Report to Shareholders in connection with this proxy statement. If you would like a paper copy of our 2025 Form 10-K, excluding certain exhibits, please contact our corporate secretary, by writing at Ameriprise Financial, Inc., 1098 Ameriprise Financial Center, Minneapolis, Minnesota 55474, or by email at ampsecretarysofficemailbox@ampf.com. We will provide a copy without charge.

86 | Ameriprise Financial 2026 Proxy Statement

Appendix

GAAP to Non-GAAP Reconciliations

Adjusted Operating Earnings Per Diluted Share

					Per Diluted Share
	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year
($ in millions, except per share amounts)	2022(3)	2023	2024	2025	2022(3)	2023	2024	2025
Net income	$3,149	$2,556	$3,401	$3,563	$27.70	$23.71	$33.05	$36.28
Adjustments:
Net realized investment gains (losses)(1)	(93)	(32)	(21)	(8)	(0.82)	(0.30)	(0.20)	(0.08)
Market impact on non-traditional long-duration products(1)	483	(608)	(153)	(366)	4.25	(5.63)	(1.49)	(3.73)
Mean reversion related impacts(1)	(1)	—	1	1	(0.01)	—	0.01	0.01
Integration/restructuring charges(1)	(50)	(62)	—	—	(0.44)	(0.58)	—	—
Net income (loss) attributable to the CIEs	(4)	—	3	—	(0.04)	—	0.03	—
Tax effect of adjustments(2)	(71)	147	36	78	(0.61)	1.36	0.35	0.79
Adjusted operating earnings	$2,885	$3,111	$3,535	$3,858	$25.37	$28.86	$34.35	$39.29
Annual unlocking(2)	107	(78)	(74)	(5)	(0.94)	(0.72)	(0.72)	(0.05)
Adjusted operating earnings excluding unlocking	$2,778	$3,189	$3,609	$3,863	$24.43	$29.58	$35.07	$39.34
Weighted average common shares outstanding:
Basic	111.3	105.7	101.0	96.7
Diluted	113.7	107.8	102.9	98.2

(1)	Pretax adjusted operating adjustment.
(2)	Calculated using the statutory tax rate of 21%.
(3)	2022 amounts have been restated to reflect the adoption of Long-Duration Targeted Improvements (“LDTI”).

Ameriprise Financial 2026 Proxy Statement | A-1

Pretax Operating Margin

	Full Year	Full Year
($ in millions)	2024	2025
Total net revenues	$17,264	$18,480
Adjustments:
Net realized investment gains (losses)	(21)	(8)
Market impact on non-traditional long-duration products	3	12
Revenues attributable to the CIEs	203	183
Adjusted operating total net revenues	$17,079	$18,293
Annual unlocking	(5)	120
Adjusted operating total net revenues excluding unlocking	$17,084	$18,173

Pretax income	$4,267	$4,504
Adjustments:
Net realized investment gains (losses)	(21)	(8)
Market impact on non-traditional long-duration products	(153)	(366)
Mean reversion related impacts	1	1
Pretax income (loss) attributable to the CIEs	4	—
Pretax adjusted operating earnings	$4,436	$4,877
Annual unlocking	(94)	(6)
Pretax adjusted operating earnings excluding unlocking	$4,530	$4,883

Pretax operating margin	26.0%	26.7%
Pretax adjusted operating margin excluding unlocking	26.5%	26.9%

A-2 | Ameriprise Financial 2026 Proxy Statement

Adjusted Operating Return on Equity

	Twelve Months Ended	Twelve Months Ended
($ in millions)	December 31, 2024	December 31, 2025
Net Income	$3,401	$3,563
Less: Adjustments(1)	(134)	(295)
Adjusted operating earnings	$3,535	$3,858
Less: Annual unlocking/loss recognition, net of tax(2)	(74)	(5)
Adjusted operating earnings excluding unlocking	$3,609	$3,863
Total Ameriprise Financial, Inc. shareholders’ equity	$5,109	$5,948
Less: Accumulated other comprehensive income, net of tax	(1,739)	(1,305)
Total Ameriprise Financial, Inc. shareholders’ equity excluding AOCI	6,848	7,253
Less: Equity impacts attributable to the consolidated investment entities	(3)	—
Adjusted operating equity	$6,851	$7,253
Adjusted operating equity	49.7%	49.1%
Adjusted operating return on equity excluding AOCI(3)	51.6%	53.2%
Adjusted operating return on equity excluding AOCI and unlocking(3)	52.7%	53.3%

(1)	Adjustments reflect the sum of after-tax net realized investment gains or losses, net of the reinsurance accrual; the market impact on non-traditional long-duration products (including variable and fixed deferred annuity contracts and UL insurance contracts), net of hedges and related reinsurance accrual; mean reversion related impacts; the market impact of hedges to offset interest rate and currency changes on unrealized gains or losses for certain investments; block transfer reinsurance transaction impacts; gain or loss on disposal of a business that is not considered discontinued operations; integration and restructuring charges; income (loss) from discontinued operations; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 21%.
(2)	After-tax is calculated using the statutory tax rate of 21%.
(3)	Adjusted operating return on equity excluding AOCI is calculated using adjusted operating earnings in the numerator, and Ameriprise Financial shareholders’ equity excluding AOCI and the impact of consolidating investment entities using a five-point average of quarter-end equity in the denominator. After-tax is calculated using the statutory tax rate of 21%.

Ameriprise Financial 2026 Proxy Statement | A-3

Source and Disclosure Information

Information regarding our recognition and methodology contained on pages A-4 and A-5 or information identified as being accessible through our websites is not incorporated into and does not form a part of this proxy statement or any other report or document we file with the U.S. Securities and Exchange Commission, and any references to our websites or furnished documents are intended to be inactive textual references only.

This report is not a solicitation for any of the products or services mentioned. Investment products are not insured by the FDIC, NCUA or any federal agency, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks, including possible loss of principal and fluctuation in value.

TIME magazine partnered with Statista to recognize America’s Most Iconic Companies, chosen based on an independent survey of roughly 10,000 participants. Ameriprise Financial, Inc. was the highest ranked diversified financial services firm in the ranking and its overall ranking was #48 out of 250 companies across all industry sectors. Eligible companies (founded and headquartered in the United States, with a market presence of at least 10 years.) were evaluated from July to August 2025, across several key categories: Recognition and familiarity, cultural significance and impact, emotional connection, resilience, Americanness, presence and legacy. Ameriprise did not pay a fee to be evaluated, but did pay a fee to publicly cite the results. Find more information at https://time.com/7339929/americas-most-iconic-companies/.

Forbes recognized America’s Best Companies based on an evaluation of U.S. headquartered companies across 11 categories: employee and customer sentiment, financial performance, business trajectory, cybersecurity, media sentiment, workforce diversity, sustainability, workforce stability and company size. The top 500 companies were included in the final list. Ameriprise did not pay a fee to be evaluated, but did pay a fee to publicly cite the results. Find more information at https://www.forbes.com/lists/best-companies/.

Ameriprise created the Client Experience Survey to give clients an opportunity to rate their satisfaction with their assigned financial advisor or advisor team using a scale of 1 to 5. Clients of financial advisors in the Ameriprise Franchise Group, Ameriprise Advisor Group, and the Ameriprise Financial Institutions Group have an opportunity to access the Ameriprise Secure Client Site and provide a rating. This client satisfaction score is a national average of client responses for all advisors and teams within a rolling 24-month period as of 12/31/2025. Client experiences may vary, and working with any Ameriprise advisor or team is not a guarantee of future financial results. Investors should not consider the Client Experience Survey score a substitute for their own research and evaluation of an advisor’s or team’s qualifications.

Retail Fund performance rankings for each fund are measured on a consistent basis against the most appropriate peer group or index. Peer groupings of Columbia funds are defined by Lipper category and are based on the Primary Share Class (i.e., Institutional if available, otherwise Institutional 3 share class), net of fees. Peer groupings of Threadneedle are defined by either IA or Morningstar index and are based on Primary Share Class. Comparisons to Index are measured Gross of Fees. To calculate asset weighted performance, the sum of the total assets of the funds with above median ranking are divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median. Aggregated Asset Allocation Funds may include funds that invest in other Columbia or Threadneedle branded mutual funds included in both equity and fixed income.

Morningstar as of 12/31/25. Columbia funds are available for purchase by U.S. customers. Out of 89 Columbia funds rated (based on primary share class), 47 received a 4-star Overall Rating. Out of 128 Threadneedle funds rated (based on highest-rated share class), 12 received a 5-star Overall Rating and 44 received a 4-star Overall Rating. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Not all funds are available in all jurisdictions, to all investors or through all firms.

© 2026 Morningstar. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

J.D. Power 2025 Certified Customer Service ProgramSM recognition is based on successful completion of an operational evaluation and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. J.D. Power certified Ameriprise customer satisfaction performance for advisors and clients in these factors: satisfaction with the IVR routing process, and the customer service representative which includes knowledge, courtesy, concern, promptness in getting to a representative, and timeliness of resolution in addition to overall satisfaction. Ameriprise paid a fee to J.D. Power to have their advisor and client support experience independently certified through this program and cite the results. Ameriprise’s public use of the certification is subject to a license fee. For more information, visit www.jdpower.com/awards.

The American Innovation Index (Aii) scores and ranks the innovativeness and social innovativeness of U.S. companies based on the perceptions of their customers. Fordham University partnered with the Norwegian School of Economics and Illuminas to survey U.S. adult customers from May to June 2025, and each consumer rated up to five randomly selected companies for which they are a customer. The study included two key metrics, the American Innovation Index, which measures the degree to which the company is viewed as innovative by its customers, and the Social Innovation Index, which measures the degree to which a company is perceived to innovate on behalf of society and the environment. Ameriprise did not pay a fee to be evaluated for this rating or to publicly cite the results.

The Wall Street Journal partnered with the Drucker Institute to recognize the 250 Best-Managed Companies in the U.S., which is based on a holistic measure of corporate effectiveness developed by the Drucker Institute. Nearly 700 U.S. companies were evaluated on 34

A-4 | Ameriprise Financial 2026 Proxy Statement

indicators across five dimensions of corporate performance: Customer satisfaction; employee engagement and development; innovation; social responsibility; and financial strength. All data collected was the most current available as of June 30, 2025. Ameriprise did not pay a fee to be evaluated, but did pay a fee to publicly cite the results. Used with permission. ©2025 Dow Jones & Company, Inc. Find more information at https://drucker.institute/annual-data/methodology-2025-2/.

Newsweek partnered with Statista to recognize America’s Most Responsible Companies — U.S. companies that show a strong commitment to corporate social responsibility (CSR) in environmental, social and governance (ESG) factors. Statista conducted an analysis of quantitative data from more than 30 KPIs related to ESG, as well as a survey among more than 18,000 U.S. residents from Aug. 31 to Sept. 30, 2025. Survey respondents evaluated CSR performance for companies that were familiar to them. Ameriprise did not pay a fee to be evaluated, but did pay a fee to publicly cite the results. Find more information at https://rankings.newsweek.com/americas-most-responsible-companies2026.

Forbes partnered with Statista to recognize the World’s Best Employers, chosen based on an independent survey of over 300,000 employees in over 50 countries worldwide. The ranking is open to corporate groups which have over 1,000 employees and operate globally. Eligible companies were evaluated on two types of evaluations: personal (those given by employees themselves) and public (those given by friends and family members of employees, or members of the public who work in the same industry), with a higher weighting for personal evaluations. The final ranking reflects the period of May to June, from each of the last three years (2023-2025). Ameriprise did not pay a fee to be evaluated, but did pay a fee to publicly cite the results. Find more information at https://www.forbes.com/lists/worlds-best-employers/.

The term Military Friendly® is a registered trademark of Viqtory, Inc., and is used with permission. For the full list of employers visit: https://www.militaryfriendly.com/employers. Military Friendly® is the standard that measures an organization’s commitment, effort, and success in creating sustainable and meaningful benefits for the military community. Military Friendly® ratings are owned by Viqtory, Inc., a service-disabled, veteran-owned small business. Viqtory is not affiliated with or endorsed by the U.S. Department of Defense or the federal government. Results are produced via a rules-based algorithm. The data-driven Military Friendly® lists and methodology can be found at https://www.militaryfriendly.com/mfcguide.

Fortune partnered with Statista to recognize America’s Most Innovative Companies 2025 — the top 300 U.S. companies based on analysis of product innovation, process innovation and innovation culture. Statista surveyed over 40,000 U.S. employees and 2,500 experts in various fields, evaluated patent data, and gathered input from an innovation expert advisory board. Surveys were conducted in Q4 2024. Ameriprise did not pay a fee to be evaluated, but did pay a fee to publicly cite the results. Find more information at https://rankings.statista-research.com/Americas_Most_Innovative_Companies_2025_Methodology.pdf

The Disability Index® is the leading independent, third-party resource for the annual, confidential benchmarking of disability inclusion policies and programs in business. Now trusted by over 70% of the Fortune 100 and nearly half of the Fortune 500, the tool helps companies determine data-driven actions that can achieve tangible business impact. An initiative of Disability:IN, participation and scored benchmarks are open to companies operating in Brazil, Canada, Germany, India, Japan, the Philippines, The United States and the United Kingdom. Learn more about the Index at DisabilityIN.Org.

The Bank Insurance & Securities Association issued the 2025 BISA Technology Innovation Award to recognize the advancement of the financial services industry's products, services and platforms through technology innovation. The BISA Awards Committee, comprised of members of the BISA Board of Directors, evaluated submissions based on the product/service advancement of the financial services industry. Ameriprise Financial received the 2025 BISA Technology Innovation Award for the PracticeTech® platform. Ameriprise Financial Institutions Group (Ameriprise Financial) received the 2024 BISA Technology Innovation Award for eMeeting technology. For more information, visit https://www.bisanet.org/page/TechnologyAward.

2025 Wants & Pricing Report from the Hearts & Wallets Investor QuantitativeTM Database. Between July 17 – August 9, 2024, 5,989 respondents provided 18,066 sets of ratings for their financial services providers in various areas on a scale of 0 (not at all satisfied) to 10 (extremely satisfied). The report designates Top Performers in areas where customer ratings are distinctively higher than the national average – meaning ratings exceeded the average by more than 20% or at least 120 points on an index. There may be multiple Top Performers or none, and Top Performers are not ranked. These results are not indicative of future performance or representative of any one client's experience. Ameriprise has earned a Top Performer recognition in “Understands me and shares my values” seven times based on data from 2016-2019 and 2022-2024. Ameriprise did not pay a fee to be evaluated in the study but did pay a fee to Hearts & Wallets to cite the results.

The Great Place to Work® Certification 2025-2026 recognizes Ameriprise India for excelling in providing a positive work environment for employees. To be certified, companies must achieve a minimum of 70% positive responses in the Trust IndexTM Survey of employees focused on five areas: credibility, respect, fairness, pride and camaraderie. This survey was administered to Ameriprise India employees between April 22 and May 6. Additionally, companies must complete a Culture BriefTM about their company and workforce practices. Ameriprise paid a fee to be evaluated or promote this certification. For more information, visit https://www.greatplacetowork.in/.

Barron’s Best Fund Families of 2024 – Barron’s, Feb 27, 2025.

Ameriprise Financial 2026 Proxy Statement | A-5

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V84200-P44856-Z91937 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1. Election of Directors The Board of Directors recommends you vote FOR each of the following director nominees: AMERIPRISE FINANCIAL, INC. The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the Audit and Risk Committee's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 3. To approve the compensation of the named executive officers by a nonbinding advisory vote. Note: Please sign as your name appears printed above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title. 1a. James M. Cracchiolo 1b. Robert F. Sharpe, Jr. 1c. Dianne Neal Blixt 1d. Amy DiGeso 1e. Christopher J. Williams 1f. Glynis A. Bryan 1g. Liane J. Pelletier 1h. Brian T. Shea SCAN TO VIEW MATERIALS & VOTEw C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 VOTE ONLINE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on April 28, 2026. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/amp2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on April 28, 2026. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V84201-P44856-Z91937 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. AMERIPRISE FINANCIAL, INC. Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on Wednesday, April 29, 2026 The undersigned hereby appoints Walter S. Berman, Heather J. Melloh and Wendy B. Mahling, or any one of them, proxies or proxy, with full power of substitution, to vote all common shares of Ameriprise Financial, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 29, 2026, at 11:00 a.m., Central time, in a virtual meeting format via live webcast at www.virtualshareholdermeeting.com/amp2026 and at any adjournment(s) or postponement(s) of the meeting, as indicated on the reverse side of this proxy card, with respect to the proposals set forth in the proxy statement, and in their discretion, upon any matter that may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting for which voting instructions have not been given. The undersigned hereby revokes any proxies submitted previously. To ensure timely receipt of your vote and to help reduce costs, you are encouraged to submit your voting instructions online or by telephone. Follow the instructions on the reverse side of this card. If you vote online or by telephone, you do NOT need to mail back your proxy card. If you choose to submit your voting instructions by mail, mark, sign and date this proxy card on the reverse side and return it promptly in the business reply envelope provided. If you do not mark voting boxes on the reverse side, the shares will be voted as the Board of Directors recommends. Notice to participants in the AMERIPRISE FINANCIAL 401(k) PLAN If you are a participant in the Ameriprise Financial 401(k) Plan, your proxy card includes shares credited to your Plan account. To allow sufficient time for the Ameriprise Financial 401(k) Plan trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time on April 26, 2026. If the trustee does not receive your instructions by that date, the trustee will vote the shares in the same proportion of votes that the trustee receives from other Plan participants who did vote. Continued and to be signed on reverse side